                                               | Dresdner RCM Global Funds
                                               | Annual Report
                                               |
                              December 31, 2000| Own the World.



[ARTWORK WITH GLOBE, IN THE BACKGROUND]


Domestic Funds

DRESDNER RCM LARGE CAP GROWTH FUND
DRESDNER RCM TAX MANAGED GROWTH FUND
DRESDNER RCM MIDCAP FUND
DRESDNER RCM SMALL CAP FUND
DRESDNER RCM BIOTECHNOLOGY FUND
DRESDNER RCM BALANCED FUND


Global Funds

DRESDNER RCM GLOBAL EQUITY FUND
DRESDNER RCM GLOBAL SMALL CAP FUND
DRESDNER RCM GLOBAL TECHNOLOGY FUND
DRESDNER RCM GLOBAL HEALTH CARE FUND


International Funds

DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND
DRESDNER RCM EMERGING MARKETS FUND
DRESDNER RCM EUROPE FUND
DRESDNER RCM STRATEGIC INCOME FUND



                                          [DRESDNER RCM GLOBAL FUNDS LOGO]

 Dresdner RCM Global Funds
 TABLE OF CONTENTS

Shareholder's Letter                                            1

Performance and Portfolios of Investments:

    Dresdner RCM Large Cap Growth Fund                          2

    Dresdner RCM Tax Managed Growth Fund                        9

    Dresdner RCM MidCap Fund                                   16

    Dresdner RCM Small Cap Fund                                24

    Dresdner RCM Biotechnology Fund                            32

    Dresdner RCM Balanced Fund                                 38

    Dresdner RCM Global Equity Fund                            50

    Dresdner RCM Global Small Cap Fund                         59

    Dresdner RCM Global Technology Fund                        69

    Dresdner RCM Global Health Care Fund                       76

    Dresdner RCM International Growth Equity Fund              82

    Dresdner RCM Emerging Markets Fund                         91

    Dresdner RCM Europe Fund                                   98

    Dresdner RCM Strategic Income Fund                        106

Statements of

    Assets and Liabilities                                    112

    Operations                                                116

    Changes in Net Assets                                     120

Financial Highlights                                          131

Notes to Financial Highlights                                 138

Notes to Financial Statements                                 139

February 12, 2001

Dear Shareholder:

        We are pleased to present the Dresdner RCM Global Funds' Annual Shareholder Report for the twelve months ended December 31, 2000.

        Once again, technology was the year's major investment story, except that the news was quite different in 2000. Instead of 1999's 86% surge, the Nasdaq fell 39% in 2000, its worst year ever. Slower economic growth and disappointing corporate profits caused the change in fortunes, as investors shifted to defensive areas such as consumer staples, financial services, health care and utilities. Because technology has become an increasingly large part of the overall stock market, the broader indices fell as well. For the year, the Standard & Poor's 500 Index was down more than 9%, its worst performance in a decade.

        Global markets followed suit, with few bright spots around the world. Japan was quite weak, as its long-awaited economic rebound turned out to be a false alarm. Latin America and much of technology-dominated Asia were skittish as investors turned risk-averse. Europe was also difficult due in part to its weak currency, although the last few weeks brought hopeful signs as the Euro rallied.

        In contrast, fixed-income markets generated mostly positive results. In the face of rising interest rates, U.S. Treasury securities rallied in the first half of 2000 after the government announced an aggressive buyback program in response to the federal budget surplus. By the second half of the year, the Federal Reserve Board shifted away from a tightening stance as the U.S. economy abruptly decelerated, inflation worries ebbed and intermediate and long-term interest rates declined. Once again, Treasury notes and bonds performed very well.

        Corporate bonds lagged Treasury and mortgage-backed securities, while high-yield debt underperformed as investors became very sensitive to credit quality concerns. By the end of the year, yield spreads on high-yield bonds were more than 8 percentage points, their highest levels since the last recession a decade ago. Investment-grade corporate bond yields offered 2 percentage points more than Treasury securities of comparable maturity.

        It is likely that the first half of 2001 will be a good period for bonds as the Fed continues its efforts to jumpstart the economy. The stock market's performance, particularly in the technology area, will depend in large measure on the Fed's effectiveness in keeping the economy out of recession. Still, it is unlikely that investors will abandon their interest in companies with solid profits and sound business models. Regardless of the environment, Dresdner RCM will continue to focus on a bottom-up approach to stock selection.

        In identifying possible investments, Dresdner RCM, in cooperation with its worldwide affiliates, draws on the expertise of nearly 200 investment professionals, primarily securities analysts and portfolio managers. In addition to having traditional finance credentials, many also have advanced degrees or industry experience in the areas of the market that they cover such as engineering or medicine. The Funds also draw from Grassroots-SM- Research, an innovative adjunct to traditional research efforts, which uncovers and confirms marketplace demand for key products and services.

        Inside, you will find discussions on each mutual fund provided by Dresdner RCM Global Fund portfolio managers. These discussions review relevant market conditions, the factors affecting performance, the investment strategies employed in response to last year's economic and market conditions and each fund's outlook for 2001. The reports also include performance summaries, lists of holdings and portfolio weightings as of December 31, 2000.

        Despite the challenge of a difficult market environment, we are proud of the performance of our mutual funds this past year, and thank you for your continued confidence in the Dresdner RCM Global Funds. If you would like more information on a specific fund, or you have any questions about the material in this report, please call us at 1-800-726-7240 or visit us at www.DRCMFunds.com.

Sincerely,

/s/ DeWitt F. Bowman                                /s/ Theodore J. Coburn
DeWitt F. Bowman                                    Theodore J. Coburn
Chairman                                            Chairman
Dresdner RCM Global Funds, Inc.                     Dresdner RCM Investment Funds Inc.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        Despite the backdrop of a quickly contracting economy and a volatile equity market throughout the year, the Dresdner RCM Large Cap Growth Fund was able to end the year outperforming its S&P 500 Index benchmark. The steps taken to reposition the Fund's portfolio securities helped protect some of the Fund's relative performance. For the 12 months ended December 31, 2000, the Dresdner RCM Large Cap Growth Fund produced total returns of -8.37% and -8.71% for the Class I and Class N shares, respectively. In comparison, the S&P 500 Index, the Fund's primary benchmark, returned -9.10%. For the fourth quarter of 2000, the Fund produced total returns of -11.07% and -11.10% for the Class I and Class N shares, respectively. In comparison, the Index returned -7.82%.

MARKET REVIEW

        With the tremendous momentum of 1999 continuing into 2000, the first quarter of the year was strong for growth investors, particularly in the technology sector. However, as the year progressed, the economic landscape changed. Real growth, as represented by the U.S. Gross Domestic Product, went from a torrid 5.4% in the first quarter and 5.6% in the second quarter, to 2.2% by the third quarter, with the data as of this writing indicating further decline. As a result of the economic deceleration and in the hope of bringing the economy to a "soft landing," the Federal Reserve changed its stance in December from favoring a tightening monetary policy to a bias towards easing. Engineering a soft landing may prove more difficult given the global environment that unfolded by the third quarter. The world economy as a whole softened in the wake of the Euro crisis. Moreover, oil prices were substantially higher over the period.

        Technology stocks caught the brunt of the economic changes, proving to be more interest-sensitive than the market thought previously. Throughout the year, the technology sector was extremely volatile, with investors moving from New to Old Economy stocks. By the end of March, the tech-heavy Nasdaq had experienced four corrections of 10% or more. In the following two months, the index dropped precipitously -- nearly 40% -- though it rebounded in June. The weakness in technology continued through the second half of 2000 with stocks in that sector continuing to feel the effects of higher interest rates and a slowing economy. By the fourth quarter, not only technology but also companies across a broad spectrum of industries continued to announce less-than-expected revenues and earnings growth. They lowered forecasts for the quarter-end and for 2001 causing stock prices to weaken. With extended valuations and lowered expectations, technology stocks suffered one of the worst years in their history. In the fourth quarter, the Nasdaq fell 32.73%, closing the year down 39.29%.

        Some of the sectors previously hurt by macroeconomic factors and lowered expectations during the first three quarters of 2000 began to recover by year-end. Investors anticipated a better operating environment in the wake of probable interest rate cuts by the Fed and improving the performance of retail and cyclical stocks. Defensive sectors, including utilities, financials, and energy stocks posted solid returns after the first quarter and through the end of the year, though with more moderate gains in the final quarter of the year. These stocks appeared to have benefited from investment rotation out of technology. Pharmaceutical stocks also did well, overcoming concerns of regulation in this election year.

FACTORS AFFECTING PERFORMANCE

        As the fundamental economic environment was changing, slowing dramatically, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, repositioned the Fund more defensively to protect the relative performance advantage. The first quarter was strong for technology stocks. However, they weakened throughout the rest of the year, with most industries within that sector posting large, double-digit losses for the period. In 2000, Dresdner RCM reduced the technology position in the Fund from an overweight to an underweight by year-end, reducing holdings in communications equipment by trimming Nortel Networks and eliminating shares of JDS Uniphase and Lucent entirely. Funds were redeployed into the purchase of Juniper Networks, a high end router manufacturer, thus broadening the Fund's exposure to networking. The purchase of SDL Inc. and Corning increased exposure to the optics area. Stock selection in this group was a large contributor to the relative performance for the year and for the fourth quarter.

 Dresdner RCM Large Cap Growth Fund
 Management's Performance Review

        Semiconductor stocks plunged during the year on uncertainty related to the growth cycle. The Fund was underweight in this sector, which positively impacted performance for the year. In the fourth quarter, shares of Texas Instruments were eliminated and the holdings of Xilinx were reduced. The proceeds bought software including Siebel Systems and VERITAS Software. These companies have continued to demonstrate the ability to grow revenues and earnings.

        The Fund's overweight in pharmaceuticals helped performance, but it was offset somewhat by weak stock selection. Dresdner RCM increased the Fund's exposure to pharmaceuticals throughout the year, adding Pharmacia and Schering-Plough in the fourth quarter. Strong stock picking in the biotech sector aided performance for the year. Positions in Waters Corp. and MedImmune were initiated.

        The underweight in interest-sensitive stocks, including banks, financials and utilities hurt the Fund's performance, given investors' choice to move to those sectors and out of technology.

OUTLOOK

        As the economy slows, it is likely that investors will continue to be concerned about the potential of a hard economic landing and the associated impact on corporate profits. This may add to the already high level of volatility of share prices. Though Dresdner RCM remains cautious with respect to stocks in the short-term, a number of companies appear to possess outstanding fundamentals and attractive stock prices.

        The Fund cut exposure in technology companies because, in many cases, the valuations did not allow for any cyclical slowdown in earnings. The technology companies that remain are those Dresdner RCM feels have compelling long-term growth opportunities and are clear leaders in their markets. The Fund plans to continue to be underweight in credit sensitive and cyclical sectors of the market, focusing on companies and sectors where earnings growth is expected to continue. Dresdner RCM remains bullish on health care and selective technology stocks, as they appear to offer outstanding long-term upside potential, despite the higher valuations and recent volatility.

 Dresdner RCM Large Cap Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 12/31/00)(c)(d)(f)

       CLASS I SHARES(C)  S&P 500 INDEX(A)
12/96            $10,000           $10,000
1/97             $10,640           $10,625
2/97             $10,570           $10,708
3/97              $9,920           $10,268
4/97             $10,490           $10,881
5/97             $11,300           $11,544
6/97             $11,880           $12,061
7/97             $13,020           $13,021
8/97             $12,210           $12,292
9/97             $13,230           $12,965
10/97            $12,930           $12,532
11/97            $13,140           $13,113
12/97            $13,199           $13,338
1/98             $13,599           $13,486
2/98             $14,647           $14,458
3/98             $15,337           $15,199
4/98             $15,737           $15,352
5/98             $15,263           $15,088
6/98             $16,190           $15,701
7/98             $16,232           $15,533
8/98             $13,515           $13,287
9/98             $14,716           $14,139
10/98            $15,737           $15,288
11/98            $16,864           $16,215
12/98            $19,020           $17,148
1/99             $20,470           $17,865
2/99             $19,728           $17,310
3/99             $21,460           $18,002
4/99             $21,118           $18,699
5/99             $20,305           $18,257
6/99             $21,837           $19,271
7/99             $21,330           $18,670
8/99             $21,613           $18,577
9/99             $21,425           $18,068
10/99            $22,850           $19,211
11/99            $24,265           $19,601
12/99            $27,549           $20,756
1/00             $27,000           $19,714
2/00             $27,549           $19,341
3/00             $29,528           $21,233
4/00             $28,040           $20,594
5/00             $26,812           $20,171
6/00             $28,575           $20,668
7/00             $28,199           $20,345
8/00             $29,875           $21,609
9/00             $28,387           $20,468
10/00            $27,838           $20,382
11/00            $25,281           $18,776
12/00            $25,243           $18,867

PERFORMANCE(b)
DECEMBER 31, 2000

                                                            CUMULATIVE
                                                   SINCE      SINCE
LARGE CAP GROWTH FUND           1 YEAR  3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(c)(d)                    -8.37%  24.13%    26.05%     152.43%
Class N
Average Annual Total
Return(e)(f)                    -8.71%  23.81%    25.73%     149.87%
S&P 500 Index
Average Annual Total Return(a)  -9.10%  12.26%    17.20%      88.67%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  The Class I shares commenced operations on December 31, 1996.
(d) Returns from January 1, 1998 through December 31, 1998 reflect the deduction of Rule 12b-1 fees. On December 31, 1998, all Fund shares were redesignated as Class I shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect the deduction of Rule 12b-1 fees.
(e) Class N shares were first issued on March 2, 1999, and pay Rule 12b-1 fees. Class N returns through March 2, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $24,987 for the period from December 31, 1996 to December 31, 2000. The performance of the
     Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                            12.0%
                    CAPITAL GOODS                              9.2%
   12,000    US     General Dynamics Corp.                           $   936,000
   56,000    US     General Electric Co.                               2,684,500
   41,500    BH     Tyco International Ltd.                            2,303,250
                                                                     -----------
                                                                       5,923,750
                                                                     -----------
                    COMMERCIAL SERVICES & SUPPLIES             2.4%
   19,000    US     Enron Corp.                                        1,579,375
                                                                     -----------
                    TRANSPORTATION                             0.4%
    4,000    US     United Parcel Service Inc.
                    (Class B)                                            235,250
                                                                     -----------
CONSUMER DISCRETIONARY SECTOR                                  8.4%
                    CONSUMER DURABLES & APPAREL                1.6%
   19,000    US     Nike Inc. (Class B)                                1,060,438
                                                                     -----------
                    MEDIA                                      2.7%
   12,000    US     Clear Channel Communications
                    Inc. *                                               581,250
    9,000    US     The Walt Disney Co.                                  260,437
   17,000    US     Time Warner Inc.                                     888,080
                                                                     -----------
                                                                       1,729,767
                                                                     -----------
                    RETAILING                                  4.1%
   15,000    US     Home Depot Inc.                                      685,312
   17,000    US     Target Corp.                                         548,250
   26,000    US     Wal-Mart Stores Inc.                               1,381,250
                                                                     -----------
                                                                       2,614,812
                                                                     -----------
CONSUMER STAPLES SECTOR                                        9.1%
                    FOOD & DRUG RETAILING                      2.6%
    9,000    US     Safeway Inc. *                                       562,500
   25,000    US     SYSCO Corp.                                          750,000
    9,000    US     Walgreen Co.                                         376,312
                                                                     -----------
                                                                       1,688,812
                                                                     -----------
                    FOOD, BEVERAGE & TOBACCO                   3.3%
   32,000    US     Anheuser-Busch Cos. Inc.                           1,456,000
   10,500    US     Coca Cola Co.                                        639,844
                                                                     -----------
                                                                       2,095,844
                                                                     -----------
                    HOUSEHOLD & PERSONAL PRODUCTS              3.2%
    8,000    US     Avon Products Inc.                                   383,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    HOUSEHOLD & PERSONAL PRODUCTS
                    (CONTINUED)
   17,000    US     Colgate-Palmolive Co.                            $ 1,097,350
    7,500    US     Procter & Gamble Co.                                 588,281
                                                                     -----------
                                                                       2,068,631
                                                                     -----------
ENERGY SECTOR                                                  1.9%
                    ENERGY                                     1.9%
   15,500    US     Schlumberger Ltd.                                  1,239,031
                                                                     -----------
FINANCIAL SECTOR                                              13.3%
                    BANKS                                      5.4%
   19,000    US     Bank of New York Inc.                              1,048,562
   38,000    US     Citigroup Inc.                                     1,940,375
    9,000    US     Wells Fargo & Co.                                    501,188
                                                                     -----------
                                                                       3,490,125
                                                                     -----------
                    DIVERSIFIED FINANCIALS                     1.9%
   14,000    US     Federal National Mortgage
                    Association                                        1,214,500
                                                                     -----------
                    INSURANCE                                  6.0%
   15,000    BH     ACE Ltd.                                             636,563
   26,000    US     American International Group
                    Inc.                                               2,562,625
    6,100    US     Marsh & McLennan Cos. Inc.                           713,700
                                                                     -----------
                                                                       3,912,888
                                                                     -----------
HEALTH CARE SECTOR                                            25.4%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                   2.2%
   10,000    US     Applera Corp. - Applied
                    Biosystems Group *                                   940,625
    5,500    US     Waters Corp. *                                       459,250
                                                                     -----------
                                                                       1,399,875
                                                                     -----------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                             23.2%
   33,000    US     Amgen Inc. *                                       2,109,937
    4,200    US     Bristol-Myers Squibb Co.                             310,538
   11,000    US     Eli Lilly & Co.                                    1,023,687
    8,000    US     Genentech Inc. *                                     652,000
   15,000    UK     GlaxoSmithKline PLC (ADR)                            840,000
    8,500    US     Human Genome Sciences Inc. *                         589,156
    9,500    US     Johnson & Johnson                                    998,094
    6,500    US     MedImmune Inc. *                                     309,969
   14,000    US     Merck & Co. Inc.                                   1,310,750
   10,500    US     Millennium Pharmaceuticals
                    Inc. *                                               649,688
   90,000    US     Pfizer Inc.                                        4,140,000

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
   25,500    US     Pharmacia Corp.                                  $ 1,555,500
    8,500    US     Schering-Plough Corp.                                482,375
                                                                     -----------
                                                                      14,971,694
                                                                     -----------
TECHNOLOGY SECTOR                                             20.8%
                    COMMUNICATIONS EQUIPMENT                   9.1%
   53,000    US     Cisco Systems Inc. *                               2,027,250
    9,000    US     Corning Inc.                                         475,313
    2,700    US     Juniper Networks Inc. *                              340,369
   37,000    FI     Nokia Oyj (ADR)                                    1,609,500
    8,500    CA     Nortel Networks Corp.                                272,531
    7,500    US     QUALCOMM Inc. *                                      616,406
    3,500    US     SDL Inc. *                                           518,656
                                                                     -----------
                                                                       5,860,025
                                                                     -----------
                    COMPUTERS & PERIPHERALS                    4.8%
   27,000    US     EMC Corp. *                                        1,795,500
    7,500    US     Hewlett-Packard Co.                                  236,719
    5,500    US     International Business
                    Machines Corp.                                       467,500
   22,000    US     Sun Microsystems Inc. *                              613,250
                                                                     -----------
                                                                       3,112,969
                                                                     -----------
                    INTERNET SOFTWARE & SERVICES               0.5%
    9,000    US     America Online Inc. *                                313,200
                                                                     -----------
                    SEMICONDUCTORS & INSTRUMENTS               1.3%
   28,000    US     Intel Corp.                                          847,000
                                                                     -----------
                    SOFTWARE                                   5.1%
    5,000    IS     Check Point Software
                    Technologies Ltd. *                                  667,812
   30,000    US     Microsoft Corp. *                                  1,301,250
   18,000    US     Oracle Corp. *                                       523,125
    6,700    US     Siebel Systems Inc. *                                453,088
    4,000    US     VERITAS Software Corp. *                             350,000
                                                                     -----------
                                                                       3,295,275
                                                                     -----------
TELECOMMUNICATION SERVICES SECTOR                              6.9%
                    TELECOMMUNICATION SERVICES                 6.9%
   22,000    US     Nextel Communications Inc.
                    (Class A) *                                          544,500
   33,000    US     Qwest Communications
                    International Inc. *                               1,353,000
   23,000    US     SBC Communications Inc.                            1,098,250
    8,500    BH     TyCom Ltd. *                                         190,188

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Large Cap Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    TELECOMMUNICATION SERVICES
                    (CONTINUED)
   17,000    UK     Vodafone Group PLC (ADR)                         $   608,812
   47,000    US     WorldCom Inc.                                        658,000
                                                                     -----------
                                                                       4,452,750
                                                                     -----------
TOTAL EQUITY INVESTMENTS (COST $66,048,668)                   97.8%   63,106,011
                                                                     -----------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         3.8%
1,238,462    US     SSgA Money Market Fund                             1,238,462
1,238,462    US     SSgA U.S. Government Money
                    Market Fund                                        1,238,462
                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,476,924)                 3.8%    2,476,924
                                                                     -----------
TOTAL INVESTMENTS (COST $68,525,592)**                       101.6%   65,582,935
                    OTHER ASSETS LESS LIABILITIES             (1.6)%  (1,059,610)
                                                                     -----------
                    NET ASSETS                               100.0%  $64,523,325
                                                                     ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

Tax Information:
** For Federal income tax purposes, cost is $68,822,339 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $4,368,224
Unrealized depreciation                             (7,607,628)
                                                    ----------
Net unrealized depreciation                         $(3,239,404)
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        4.9%                  4.9%
Canada                            CA        0.4%                  0.4%
Finland                           FI        2.5%                  2.5%
Israel                            IS        1.0%                  1.0%
United Kingdom                    UK        2.2%                  2.2%
United States                     US       86.8%       2.2%      89.0%
                                         ------     ------      -----
  Total                                    97.8%       2.2%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review

        The economy's reversal during the third quarter and the volatile equity market throughout the year provided the backdrop for the Dresdner RCM Tax Managed Growth Fund. For the 12 months ended December 31, 2000, the Fund produced total returns of -8.07% and -8.09% for the Class I and Class N shares, respectively. In comparison, the S&P 500 Index, the Fund's benchmark, returned -9.10%. For the fourth quarter of 2000, the Fund produced total returns of -11.38% and -11.30% for the Class I and Class N shares, respectively. In comparison, the Index returned -7.82%.

MARKET REVIEW

        With the tremendous momentum of 1999 continuing into 2000, the first quarter of the year was strong for growth investors, particularly in the technology sector. However, as the year progressed, the economic landscape changed. Real growth, as represented by the U.S. Gross Domestic Product, went from a torrid 5.4% in the first quarter and 5.6% in the second quarter, to 2.2% in the third quarter, with data indicating further decline. As a result of the economic deceleration and in the hope of bringing the economy to a "soft landing," the Federal Reserve changed its stance in December from favoring tightening monetary policy to a bias towards easing. Engineering a soft landing may prove more difficult given the global environment that unfolded by third quarter. The world economy as a whole softened in the wake of the Euro crisis. Moreover, oil prices were substantially higher over the period, creating the threat of inflation.

        Technology stocks caught the brunt of the economic changes, proving to be more interest-sensitive than the market thought previously. Throughout the year, the technology sector was extremely volatile, with investors moving from New to Old Economy stocks. By the end of March, the tech-heavy Nasdaq had experienced four corrections of 10% or more. In the following two months, the index dropped precipitously -- nearly 40%, though it rebounded in June.

        The weakness in technology continued through the second half of 2000 with stocks in that sector continuing to feel the effects of higher interest rates and a slowing economy. By the fourth quarter, not only technology, but also companies across a broad spectrum of industries announced less-than-expected revenues and earnings growth. Companies lowered forecasts for the quarter and for 2001, causing stock prices to weaken. With extended valuations and lowered expectations, technology stocks suffered one of the worst years in their history. In fourth quarter, the Nasdaq fell 32.73%, closing the year down 39.29%.

        Some of the sectors previously hurt by macroeconomic factors and negatively revised earnings forecasts during the first three-quarters, began to recover by year-end. Investors anticipated a better operating environment in the wake of probable interest rate cuts by the Fed and improving performance of retail and cyclical stocks. Defensive sectors, including utilities, financials, and energy stocks posted solid returns after the first quarter and through the end of the year, though with more moderate gains in the fourth quarter. These stocks appeared to have benefited from investment rotation out of technology. Pharmaceutical stocks also did well, overcoming concerns of regulation in this election year.

FACTORS AFFECTING PERFORMANCE

        As the fundamental economic environment was changing, slowing dramatically, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, repositioned the Fund more defensively to protect its relative performance advantage.

        The first quarter was strong for technology stocks and Dresdner RCM continued to pursue technology as an investment theme, specifically the demand for bandwidth and capacity in the telecommunications and networking end-markets. Investments in Cisco Systems and JDS Uniphase performed extremely well in the first quarter, and gave the Fund exposure to the demand for telecommunications infrastructure and the build-out of the next generation of networks for the Internet. Positions in certain technology stocks that showed dramatic appreciation were trimmed; the funds were deployed into more neglected sectors that were perceived to have additional growth potential.

        As the year progressed, technology stocks weakened, with most industries within that sector posting large, double-digit losses for the period. Throughout 2000, Dresdner RCM reduced the Fund's technology

 Dresdner RCM Tax Managed Growth Fund
 Management's Performance Review
position; however, the Fund did continue to own stocks that had growth characteristics, dominant franchises and leadership positions in their respective markets. Stock selection in this group was a large contributor to the relative performance for the fourth quarter and for the year.

        Semiconductor and computer industry stocks were especially weak during the year, falling precipitously based upon uncertainty about the duration of the growth cycle.

        The Fund's overweight in pharmaceuticals helped performance in the fourth quarter and year-to-date. Dresdner RCM increased the Fund's exposure to pharmaceuticals throughout the year. Similarly, the biotech sector stocks exhibited outstanding performance during the year but were down somewhat in the fourth quarter. Superior stock selection in this area added value and aided performance with certain biotechnology holdings appreciating more than 50% in May and June.

        During the second half of the year, concern about the deterioration of lower quality consumer finance companies and regional banks was the rationale behind the underweight in interest-sensitive sectors such as banks, financials and utilities. This hurt the Fund's performance. Investors chose to move out of technology and into those sectors causing an unexpected rebound.

        Consumer staple stocks posted mixed results for the fourth quarter and the year. The Fund added to positions in Walgreens, and in Sysco, the dominant player in the fragmented U.S. food service distribution business.

OUTLOOK

        It appears that consumer spending, in general, and capital expenditures on technology and telecommunications equipment have been strong drivers of economic growth during the current cycle. With the rapid deceleration that appears to be occurring in these sectors, the risk of a hard landing or outright recession is increasing. The recent economic expansion has been driven in part by unprecedented private sector deficit spending and a corollary buildup of corporate and consumer debt. Adding to the recession risk is the possible drop in spending resulting from having to service this debt in a slower environment. As of the time of this writing, the Federal Reserve has taken the extraordinary step of lowering the Fed Funds target by 0.50% prior to the January meeting, and signaled its willingness to lower rates again if necessary.

        As the economy slows, it is likely that investors will continue to be concerned about the potential of a hard economic landing and the associated impact on corporate profits. This may add to the already-high level of volatility of share prices. Though Dresdner RCM remains cautious with respect to stocks in the short-term there are a number of companies who appear to posses outstanding fundamentals and attractive stock prices.

        The Fund cut exposure in technology companies because in many cases, the valuations did not allow for any cyclical slowdown in earnings. The technology companies that remain are those Dresdner RCM feels have compelling long-term growth opportunities and are clear leaders in their markets. The Fund continues to be underweight in credit sensitive and cyclical sectors of the market, focusing on companies and sectors where earnings growth is expected to continue. Dresdner RCM remains bullish on health care and selective technology stocks, as they appear to offer outstanding long-term upside potential, despite the higher valuations and recent volatility.

 Dresdner RCM Tax Managed Growth Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 12/31/00)(c)(e)

                       S&P 500
       CLASS I SHARES  INDEX(A)
12/98         $10,000   $10,000
1/99          $10,790   $10,418
2/99          $10,510   $10,094
3/99          $11,610   $10,498
4/99          $11,500   $10,904
5/99          $11,130   $10,647
6/99          $12,130   $11,238
7/99          $11,780   $10,887
8/99          $11,860   $10,833
9/99          $11,550   $10,536
10/99         $12,240   $11,203
11/99         $13,070   $11,430
12/99         $15,244   $12,104
1/00          $14,898   $11,496
2/00          $15,468   $11,279
3/00          $16,576   $12,382
4/00          $15,376   $12,009
5/00          $14,705   $11,763
6/00          $15,824   $12,052
7/00          $15,417   $11,864
8/00          $16,576   $12,601
9/00          $15,814   $11,936
10/00         $15,631   $11,885
11/00         $13,831   $10,949
12/00         $14,014   $11,003

PERFORMANCE(b)
DECEMBER 31, 2000

                                                        CUMULATIVE
                                               SINCE      SINCE
TAX MANAGED GROWTH FUND              1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)       -8.07%   18.38%      40.14%
Class N
Average Annual Total Return(d)(e)    -8.09%   18.19%      39.70%
S&P 500 Index
Average Annual Total Return(a)       -9.10%    4.89%      10.03%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 30, 1998.
(d) Class N shares were first issued on February 12, 1999, and pay Rule 12b-1 fees. Class N returns through February 12, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(e) The value of a $10,000 investment for Class N is $13,970 for the period from December 30, 1998 to December 31, 2000. The performance of the
     Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              9.4%
                     CAPITAL GOODS                              6.2%
    30,000    US     General Electric Co.                             $ 1,438,125
     9,300    BH     Tyco International Ltd.                              516,150
                                                                      -----------
                                                                        1,954,275
                                                                      -----------
                     COMMERCIAL SERVICES & SUPPLIES             3.2%
    12,400    US     Enron Corp.                                        1,030,750
                                                                      -----------
CONSUMER DISCRETIONARY SECTOR                                   7.1%
                     CONSUMER DURABLES & APPAREL                2.2%
    17,550    US     Harley-Davidson Inc.                                 697,612
                                                                      -----------
                     MEDIA                                      3.1%
     9,700    US     Clear Channel Communications
                     Inc. *                                               469,844
    10,350    US     Time Warner Inc.                                     540,684
                                                                      -----------
                                                                        1,010,528
                                                                      -----------
                     RETAILING                                  1.8%
    14,200    US     Costco Wholesale Corp. *                             567,113
                                                                      -----------
CONSUMER STAPLES SECTOR                                        11.0%
                     FOOD & DRUG RETAILING                      5.9%
    28,000    US     SYSCO Corp.                                          840,000
    24,600    US     Walgreen Co.                                       1,028,588
                                                                      -----------
                                                                        1,868,588
                                                                      -----------
                     FOOD, BEVERAGE & TOBACCO                   2.1%
    15,000    US     Anheuser-Busch Cos. Inc.                             682,500
                                                                      -----------
                     HOUSEHOLD & PERSONAL PRODUCTS              3.0%
    21,600    US     Estee Lauder Cos. Inc. (Class
                     A)                                                   946,350
                                                                      -----------
ENERGY SECTOR                                                   3.7%
                     ENERGY                                     3.7%
    24,750    US     Weatherford International Inc.                     1,169,438
                                                                      -----------
FINANCIAL SECTOR                                                6.9%
                     INSURANCE                                  6.9%
    11,700    US     American International Group
                     Inc.                                               1,153,181
     8,900    US     Marsh & McLennan Cos. Inc.                         1,041,300
                                                                      -----------
                                                                        2,194,481
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
HEALTH CARE SECTOR                                             24.8%
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                   1.9%
    12,050    US     Inhale Therapeutic Systems
                     Inc. *                                           $   608,525
                                                                      -----------
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             22.9%
    17,650    US     Amgen Inc. *                                       1,128,497
     9,550    US     Bristol-Myers Squibb Co.                             706,103
     7,100    US     Genentech Inc. *                                     578,650
    15,100    UK     GlaxoSmithKline PLC (ADR)                            845,600
    11,500    US     Merck & Co. Inc.                                   1,076,687
     9,600    US     Millennium Pharmaceuticals
                     Inc. *                                               594,000
    32,500    US     Pfizer Inc.                                        1,495,000
    13,900    US     Pharmacia Corp.                                      847,900
                                                                      -----------
                                                                        7,272,437
                                                                      -----------
TECHNOLOGY SECTOR                                              23.1%
                     COMMUNICATIONS EQUIPMENT                   9.2%
    28,500    US     Cisco Systems Inc. *                               1,090,125
     2,650    US     Juniper Networks Inc. *                              334,066
    15,300    FI     Nokia Oyj (ADR)                                      665,550
     6,000    US     QUALCOMM Inc. *                                      493,125
     2,300    US     SDL Inc. *                                           340,831
                                                                      -----------
                                                                        2,923,697
                                                                      -----------
                     COMPUTERS & PERIPHERALS                    2.8%
    10,000    US     EMC Corp. *                                          665,000
     8,000    US     Sun Microsystems Inc. *                              223,000
                                                                      -----------
                                                                          888,000
                                                                      -----------
                     SEMICONDUCTORS & INSTRUMENTS               1.9%
    19,500    US     Intel Corp.                                          589,875
                                                                      -----------
                     SOFTWARE                                   9.2%
    26,200    US     AvantGo Inc. *                                       163,750
     7,300    IS     Check Point Software
                     Technologies Ltd. *                                  975,006
    17,900    US     Microsoft Corp. *                                    776,412
    12,700    US     Oracle Corp. *                                       369,094
     7,550    US     VERITAS Software Corp. *                             660,625
                                                                      -----------
                                                                        2,944,887
                                                                      -----------
TELECOMMUNICATION SERVICES SECTOR                               8.9%
                     TELECOMMUNICATION SERVICES                 8.9%
    26,900    US     Qwest Communications
                     International Inc. *                               1,102,900
     8,750    US     SBC Communications Inc.                              417,813

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     TELECOMMUNICATION SERVICES
                     (CONTINUED)
    25,400    BH     TyCom Ltd. *                                     $   568,325
    21,000    UK     Vodafone Group PLC (ADR)                             752,062
                                                                      -----------
                                                                        2,841,100
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $30,979,306)                    94.9%   30,190,156
                                                                      -----------
   FACE
  AMOUNT
----------
SHORT-TERM INVESTMENTS
                     COMMERCIAL PAPER                           3.8%
$1,000,000    US     Ford Motor Credit Co., 6.510%,
                     maturing 01/19/01                                    996,745
   200,000    US     Ford Motor Credit Co., 6.540%,
                     maturing 01/02/01                                    199,963
                                                                      -----------
                                                                        1,196,708
                                                                      -----------

  SHARES
----------
                     MONEY MARKET FUNDS                         3.4%
   545,839    US     SSgA Money Market Fund                               545,839
   554,627    US     SSgA U.S. Government Money
                     Market Fund                                          554,627
                                                                      -----------
                                                                        1,100,466
                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,297,174)                  7.2%    2,297,174
                                                                      -----------

TOTAL INVESTMENTS (COST $33,276,480)**                        102.1%   32,487,330

                     OTHER ASSETS LESS LIABILITIES             (2.1)%    (660,932)
                                                                      -----------
                     NET ASSETS                               100.0%  $31,826,398
                                                                      ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $33,794,356 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $3,513,881
Unrealized depreciation                             (4,820,907)
                                                    ----------
Net unrealized depreciation                         $(1,307,026)
                                                    ==========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Tax Managed Growth Fund
 Portfolio of Investments
 December 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        3.4%                  3.4%
Finland                           FI        2.1%                  2.1%
Israel                            IS        3.1%                  3.1%
United Kingdom                    UK        5.0%                  5.0%
United States                     US       81.3%       5.1%      86.4%
                                         ------     ------      -----
  Total                                    94.9%       5.1%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Management's Performance Review

        Despite the backdrop of a quickly contracting economy and a volatile equity market throughout the year, the Dresdner RCM MidCap Fund was able to end the year on a positive note. For the 12 months ended December 31, 2000, the Dresdner RCM MidCap Fund produced a total return of 1.25% for Class I shares. In comparison, the Russell MidCap Growth Index fell 11.75%. For the fourth quarter of 2000, the Fund produced a total return of -25.02%. In comparison, the Russell MidCap Growth Index declined 23.25%.

        On December 18, 2000, shareholders of the Fund approved its reorganization from a series of Dresdner RCM Capital Funds, Inc. to a newly created series of Dresdner RCM Global Funds, Inc. Effective December 29, 2000 all Fund shares were redesignated as Class I shares and new Class N shares were created.

MARKET REVIEW

        Equity markets rewarded momentum strategies during most of 1999 and into the first quarter of 2000. However, as the year progressed, the economic landscape changed. The economy definitively decelerated, and the slowed economy had an effect on companies both large and small.

        Real growth, as represented by the U.S. Gross Domestic Product, went from a torrid 5.4% in the first quarter and 5.6% in the second quarter, to 2.2% by the third quarter, with current data during indicating further decline. As a result of the economic slowdown and in the hope of bringing the economy to a "soft landing," the Federal Reserve changed its stance in December from favoring tightening monetary policy to a bias towards easing.

        The uncertainties surrounding the economy as a whole led investors to seek the relative safety of stocks whose price to earnings multiples were less dependent upon high growth assumptions. As a result, value stocks in virtually every market cap segment posted first in 2000, ahead of growth stocks, which had not occurred since 1997. The value subset of the Russell Mid Cap index beat its growth counterpart by just under 31% in 2000, with most of the gain in the fourth quarter.

        Technology stocks caught the brunt of the economic changes. Throughout the year, the technology sector was extremely volatile, with investors moving from New to Old Economy stocks. By the end of March 2000, the tech-heavy Nasdaq had experienced four corrections of 10% or more. In the following two months, that index dropped precipitously -- nearly 40% -- though it rebounded in June.

        The weakness in technology continued through the second half of 2000 with stocks in that sector continuing to feel the effects of higher interest rates and a slowing economy. By the fourth quarter, not only technology, but also companies across a broad spectrum of industries continued to announce less-than-expected revenues and earnings growth. They lowered forecasts for the quarter and for 2001, causing stock prices to weaken. With extended valuations and lowered expectations, technology stocks suffered one of the worst years in their history. In the fourth quarter, the Nasdaq fell 32.73%, closing the year down 39.29%.

FACTORS AFFECTING PERFORMANCE

        In the midst of the change in equity market sentiment, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the Fund's investment manager, noted that during volatile trading periods, many profitable companies with strong balance sheets, access to capital, and sound growth prospects sold off nearly as heavily as less sound companies. Seizing these opportunities, the Fund created positions in the highest quality growth companies in each industry in the Fund's investment universe.

        The first quarter of 2000 was strong for technology stocks. At the beginning of 2000, Dresdner RCM pursued two important investment themes in technology: 1) the cyclical semiconductor cycle and 2) the strong demand for bandwidth and capacity in the telecommunications and networking end-markets. Investment in companies such as Juniper Networks and Ciena were direct plays on the demand for telecommunication infrastructure and the build-out of next generation networks for the Internet. Secondly, with crude oil and natural gas prices near historic highs, and OPEC determined to keep supply in check, the Fund overweighted the energy sector, specifically oil services companies. Finally,

 Dresdner RCM MidCap Fund
 Management's Performance Review
Dresdner RCM identified an emerging trend in healthcare, the mapping of the human genome, and invested in the companies that supply the equipment critical to DNA sequencing.

        These themes continued to produce excellent results through the second quarter, despite the April and May downdrafts in New Economy stocks, especially those related to the Internet. Superior stock selection in both telecommunications and energy was a key performance driver in that period. Telecommunications and networking end-market stocks such as Redback Networks and SDL particularly added value, as did Weatherford International and BJ Services in the energy sector. Dresdner RCM's adherence to its valuation discipline kept the Fund from plunging along with the Nasdaq in the quarter. Positions in technology were trimmed and the Fund's portfolio managers increased exposure to health care and energy.

        Despite economic uncertainty and extreme market volatility, outstanding stock selection and industry strategy produced a strong third quarter for the Mid Cap Fund in 2000. A large relative position in health care equipment and supplies contributed positively, with the group continuing to benefit from higher spending in the genomics field. With fundamentals improving, the decision to overweight energy paid off and positions in technology sector stocks, such as Applied Micro Circuits, Mercury Interactive, helped performance as well.

        Though the Fund finished the year ahead of its benchmark, the Russell MidCap Growth Index, it did lose some ground in the fourth quarter. The under performance was due in part to industry strategy and the overweight positions in software and in media firms. Additionally, positions in communications equipment and in computers and peripherals also detracted from performance. Industry strategy continued to work well with overweight positions in energy and insurance. Excellent stock selection within healthcare and software sectors aided performance.

OUTLOOK

        As the economy slows, it is likely that investors will continue to be concerned about the potential of a hard economic landing and the associated impact on corporate profits. This may add to the already-high level of volatility of share prices. At this juncture, it is difficult to tell how weak the economy may become. Returns could suffer if the U.S. economy does experience a full-blown recession. Given the debate and the range of possible outcomes, Dresdner RCM is less concerned with predicting the exact economic scenario than with being prepared to navigate through changing environments, taking advantage of dynamic market conditions.

        Dresdner RCM believes that the outlook for U.S. Mid Cap growth stocks is promising. Many of the companies in this market segment appear able to grow their revenues faster than the U.S. equity market as a whole. The Mid Cap growth area has several leaders in the emerging growth industries, and many of these companies have solid balance sheets, quality earnings, and good franchises. There are attractive valuations in these segments, even some in the highly publicized technology sector, as it appears that the market has priced in a substantial risk premium.

        In January 2001, the Federal Reserve surprised the markets with a 50 basis point cut in its key Fed Funds rate, down to 6%. With this aggressive move, the Fed has shown that it is willing to do what it perceives is necessary to prevent the U.S. economy from slowing too rapidly. The impact of the Fed's monetary stimulus could bode well for this market segment. It appears that the economy is at the beginning of a meaningful easing cycle, and while the past is never a sure guide to the future, history suggests that mid cap stocks tend to do well over the course of an easing cycle.

 Dresdner RCM MidCap Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 investment (11/6/79 - 12/31/00)(d)(g)

       CLASS I SHARES  RUSSELL MIDCAP INDEX(B)
11/79         $10,000                  $10,000
12/79         $10,719                  $11,158
1/80          $11,210                  $11,777
2/80          $10,792                  $11,516
3/80           $9,599                   $9,996
4/80          $10,028                  $10,641
5/80          $10,856                  $11,467
6/80          $11,315                  $12,024
7/80          $12,980                  $13,034
8/80          $13,656                  $13,375
9/80          $14,396                  $13,821
10/80         $14,878                  $13,966
11/80         $15,935                  $15,074
12/80         $15,665                  $14,784
1/81          $15,304                  $14,439
2/81          $15,725                  $14,694
3/81          $17,588                  $15,843
4/81          $18,134                  $15,918
5/81          $19,279                  $16,306
6/81          $18,560                  $16,008
7/81          $18,247                  $15,809
8/81          $17,371                  $14,908
9/81          $16,587                  $13,951
10/81         $18,157                  $14,914
11/81         $18,503                  $15,518
12/81         $18,211                  $15,139
1/82          $17,929                  $14,583
2/82          $17,527                  $13,964
3/82          $17,476                  $13,825
4/82          $18,682                  $14,486
5/82          $18,511                  $13,970
6/82          $18,441                  $13,595
7/82          $18,512                  $13,274
8/82          $20,047                  $14,871
9/82          $20,666                  $15,293
10/82         $23,233                  $17,338
11/82         $25,235                  $18,395
12/82         $25,710                  $18,660
1/83          $27,172                  $19,319
2/83          $28,967                  $19,987
3/83          $30,108                  $20,691
4/83          $32,700                  $21,984
5/83          $34,645                  $22,903
6/83          $36,064                  $23,737
7/83          $34,391                  $22,991
8/83          $33,610                  $22,846
9/83          $34,935                  $23,486
10/83         $33,413                  $22,575
11/83         $34,930                  $23,541
12/83         $34,348                  $23,105
1/84          $32,764                  $22,449
2/84          $31,089                  $21,235
3/84          $31,709                  $21,587
4/84          $31,839                  $21,350
5/84          $30,674                  $20,146
6/84          $32,051                  $20,774
7/84          $31,196                  $20,166
8/84          $34,191                  $22,684
9/84          $33,648                  $22,791
10/84         $33,611                  $22,880
11/84         $32,993                  $22,784
12/84         $33,496                  $23,435
1/85          $37,254                  $25,659
2/85          $38,042                  $26,119
3/85          $37,399                  $25,970
4/85          $36,747                  $25,894
5/85          $39,165                  $27,365
6/85          $39,965                  $28,030
7/85          $40,928                  $27,994
8/85          $40,385                  $27,876
9/85          $38,429                  $26,510
10/85         $40,118                  $27,883
11/85         $42,578                  $29,810
12/85         $44,235                  $30,937
1/86          $45,046                  $31,633
2/86          $48,307                  $34,205
3/86          $49,783                  $36,003
4/86          $50,541                  $35,845
5/86          $52,554                  $37,701
6/86          $51,571                  $38,216
7/86          $47,374                  $35,687
8/86          $49,140                  $38,219
9/86          $45,601                  $35,511
10/86         $48,335                  $37,364
11/86         $48,946                  $37,640
12/86         $48,361                  $36,569
1/87          $54,951                  $41,072
2/87          $59,189                  $43,530
3/87          $60,968                  $43,942
4/87          $60,390                  $42,842
5/87          $62,092                  $42,989
6/87          $64,592                  $44,737
7/87          $67,740                  $46,653
8/87          $70,486                  $48,302
9/87          $68,483                  $47,379
10/87         $49,455                  $35,710
11/87         $47,006                  $33,727
12/87         $53,665                  $36,652
1/88          $53,930                  $38,355
2/88          $58,780                  $41,072
3/88          $60,415                  $41,126
4/88          $61,386                  $41,380
5/88          $60,234                  $41,283
6/88          $64,720                  $44,110
7/88          $63,335                  $43,225
8/88          $61,789                  $42,264
9/88          $64,192                  $43,702
10/88         $63,486                  $43,889
11/88         $62,127                  $42,836
12/88         $64,859                  $43,910
1/89          $68,192                  $46,537
2/89          $67,612                  $46,427
3/89          $68,994                  $47,190
4/89          $73,125                  $49,465
5/89          $77,254                  $51,695
6/89          $74,440                  $51,503
7/89          $79,915                  $55,093
8/89          $83,387                  $56,935
9/89          $83,428                  $56,413
10/89         $79,787                  $53,752
11/89         $80,873                  $54,489
12/89         $82,292                  $55,446
1/90          $75,120                  $50,999
2/90          $77,825                  $52,033
3/90          $80,029                  $53,300
4/90          $78,163                  $51,011
5/90          $86,194                  $55,632
6/90          $87,034                  $55,271
7/90          $84,425                  $53,628
8/90          $75,868                  $47,860
9/90          $71,033                  $44,312
10/90         $69,568                  $42,913
11/90         $75,112                  $47,046
12/90         $78,902                  $49,072
1/91          $85,003                  $52,398
2/91          $92,631                  $56,764
3/91          $97,028                  $59,119
4/91          $96,459                  $59,474
5/91         $101,948                  $62,298
6/91          $96,909                  $59,427
7/91         $102,335                  $62,340
8/91         $105,602                  $64,204
9/91         $105,329                  $63,830
10/91        $108,557                  $65,138
11/91        $104,724                  $62,445
12/91        $116,960                  $69,442
1/92         $119,326                  $70,748
2/92         $120,948                  $72,373
3/92         $115,847                  $70,524
4/92         $113,545                  $71,075
5/92         $114,312                  $71,534
6/92         $108,991                  $70,374
7/92         $112,618                  $73,316
8/92         $110,272                  $71,628
9/92         $113,146                  $73,113
10/92        $117,301                  $74,902
11/92        $122,190                  $78,677
12/92        $125,186                  $80,789
1/93         $125,594                  $82,405
2/93         $121,886                  $82,496
3/93         $124,822                  $85,179
4/93         $121,150                  $82,922
5/93         $126,171                  $85,555
6/93         $126,630                  $86,522
7/93         $125,543                  $86,939
8/93         $131,747                  $90,806
9/93         $134,398                  $91,153
10/93        $135,795                  $91,229
11/93        $131,931                  $89,113
12/93        $138,604                  $92,341
1/94         $143,687                  $94,889
2/94         $142,568                  $93,598
3/94         $134,622                  $89,611
4/94         $135,889                  $90,226
5/94         $134,603                  $90,349
6/94         $130,975                  $87,673
7/94         $132,730                  $90,682
8/94         $141,423                  $94,981
9/94         $140,120                  $92,660
10/94        $142,420                  $93,369
11/94        $137,052                  $89,250
12/94        $139,650                  $90,409
1/95         $140,145                  $92,266
2/95         $146,023                  $97,042
3/95         $151,805                  $99,819
4/95         $152,385                 $101,324
5/95         $155,053                 $104,654
6/95         $162,810                 $108,171
7/95         $174,821                 $113,423
8/95         $177,454                 $115,160
9/95         $183,158                 $117,762
10/95        $179,789                 $115,128
11/95        $185,416                 $120,853
12/95        $187,880                 $121,558
1/96         $190,835                 $124,137
2/96         $200,326                 $127,052
3/96         $203,882                 $128,890
4/96         $212,394                 $132,542
5/96         $215,917                 $134,544
6/96         $206,821                 $132,526
7/96         $188,917                 $124,324
8/96         $198,795                 $130,243
9/96         $211,760                 $136,676
10/96        $211,966                 $137,772
11/96        $222,461                 $146,165
12/96        $223,710                 $144,673
1/97         $229,653                 $150,085
2/97         $218,817                 $149,858
3/97         $204,835                 $143,388
4/97         $209,029                 $147,059
5/97         $236,993                 $157,788
6/97         $243,285                 $162,951
7/97         $260,762                 $176,549
8/97         $257,966                 $174,642
9/97         $275,443                 $184,614
10/97        $259,015                 $177,433
11/97        $257,966                 $181,656
12/97        $262,848                 $186,669
1/98         $259,895                 $183,160
2/98         $287,741                 $197,483
3/98         $303,773                 $206,843
4/98         $309,680                 $207,360
5/98         $291,960                 $200,953
6/98         $302,508                 $203,746
7/98         $285,210                 $194,028
8/98         $224,033                 $162,983
9/98         $233,315                 $173,528
10/98        $256,520                 $185,363
11/98        $273,396                 $194,149
12/98        $302,435                 $205,546
1/99         $309,133                 $205,196
2/99         $293,161                 $198,363
3/99         $314,801                 $204,572
4/99         $331,803                 $219,690
5/99         $328,711                 $219,053
6/99         $352,451                 $226,785
7/99         $346,744                 $220,549
8/99         $341,591                 $214,836
9/99         $340,561                 $207,274
10/99        $372,505                 $217,099
11/99        $409,601                 $223,351
12/99        $484,429                 $242,941
1/00         $491,863                 $234,963
2/00         $642,068                 $253,031
3/00         $632,219                 $267,530
4/00         $566,966                 $254,876
5/00         $531,261                 $248,122
6/00         $613,751                 $255,466
7/00         $573,120                 $252,605
8/00         $680,234                 $276,804
9/00         $666,690                 $272,846
10/00        $599,590                 $268,644
11/00        $454,310                 $244,466
12/00        $499,862                 $263,009

PERFORMANCE(c)
December 31, 2000

                                                                           CUMULATIVE
                                                                  SINCE      SINCE
MIDCAP FUND                1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(d)                    1.25%  23.11%   21.16%    20.05%    20.30%    4,898.62%
Class N
Average Annual Total
Return(f)(g)                 0.99%  22.81%   20.86%    19.75%    20.00%    4,644.32%
Russell Midcap Growth
Index
Average Annual Total
Return(a)(e)               -11.75%  16.32%   17.77%    18.10%      N/A          N/A
Russell Midcap Index
Average Annual Total
Return(b)                    8.26%  12.11%   16.69%    18.28%    16.70%    2,530.09%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Russell Midcap Growth Index is composed of the securities in the Russell 1000 Index with highest price-to-book ratios and highest forecasted growth values. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market. The Russell Midcap Growth Index began on December 31, 1985.
(b) The Russell Midcap Index is composed of the 800 smallest securities in the Russell 1000 Index. The Russell 1000 Index is made up of the 1,000 largest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares began operations on November 6, 1979.
(e) Effective December 21, 1999, the Fund's performance benchmark changed from the Russell Midcap Index to the Russell Midcap Growth Index.
(f) Class N shares were first issued on December 29, 2000 and pay Rule 12b-1 fees. Class N returns through December 29, 2000 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(g) The value of a $10,000 investment for Class N is $474,432 for the period from November 6, 1979 to December 31, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 December 31, 2000

                                                            % OF        MARKET VALUE
SHARES        COUNTRY                                    NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                                6.3%
                       CAPITAL GOODS                              2.0%
     162,500    US     General Dynamics Corp.                           $ 12,675,000
      30,000    US     L-3 Communications Holdings
                       Inc. *                                              2,310,000
      88,400    US     Raytheon Co. (Class B)                              2,745,925
                                                                        ------------
                                                                          17,730,925
                                                                        ------------
                       COMMERCIAL SERVICES & SUPPLIES             4.3%
     688,700    US     Calpine Corp. *                                    31,034,544
      67,500    US     Paychex Inc.                                        3,282,187
      76,200    US     TMP Worldwide Inc. * (a)                            4,191,000
                                                                        ------------
                                                                          38,507,731
                                                                        ------------
CONSUMER DISCRETIONARY SECTOR                                     5.6%
                       CONSUMER DURABLES & APPAREL                1.8%
     155,100    US     Electronic Arts Inc. *                              6,611,137
      68,700    US     Harley-Davidson Inc.                                2,730,825
     122,700    US     Nike Inc. (Class B)                                 6,848,194
                                                                        ------------
                                                                          16,190,156
                                                                        ------------
                       HOTELS, RESTAURANTS & LEISURE              1.6%
     176,600    US     Starbucks Corp. *                                   7,814,550
     164,800    US     Starwood Hotels & Resorts
                       Worldwide Inc. (Class B)                            5,809,200
                                                                        ------------
                                                                          13,623,750
                                                                        ------------
                       RETAILING                                  2.2%
     140,000    US     Abercrombie & Fitch Co. (Class
                       A) *                                                2,800,000
     380,400    US     Bed Bath & Beyond Inc. *                            8,511,450
     170,700    US     BJ' s Wholesale Club Inc. *                         6,550,613
      71,000    US     TJX Cos. Inc.                                       1,970,250
                                                                        ------------
                                                                          19,832,313
                                                                        ------------
CONSUMER STAPLES SECTOR                                           0.6%
                       FOOD, BEVERAGE & TOBACCO                   0.3%
      28,000    US     The Quaker Oats Co.                                 2,726,500
                                                                        ------------
                       HOUSEHOLD & PERSONAL PRODUCTS              0.3%
      65,000    US     Estee Lauder Cos. Inc. (Class
                       A) (a)                                              2,847,813
                                                                        ------------
ENERGY SECTOR                                                    11.2%
                       ENERGY                                    11.2%
     311,500    US     BJ Services Co. *                                  21,454,563
     112,400    FR     Coflexip S.A. (ADR) (a)                             7,067,150

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 December 31, 2000

                                                            % OF        MARKET VALUE
SHARES        COUNTRY                                    NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                       ENERGY (CONTINUED)
     181,700    US     Noble Drilling Corp. *                           $  7,892,594
     345,400    US     Smith International Inc. *                         25,753,887
     209,700    US     Transocean Sedco Forex Inc.
                       (a)                                                 9,646,200
     586,400    US     Weatherford International Inc.                     27,707,400
                                                                        ------------
                                                                          99,521,794
                                                                        ------------
FINANCIAL SECTOR                                                  8.6%
                       DIVERSIFIED FINANCIALS                     4.5%
     284,200    US     BISYS Group Inc. *                                 14,813,925
     170,400    US     Capital One Financial Corp.                        11,214,450
     168,500    US     Federated Investors Inc.
                       (Class B)                                           4,907,562
      56,600    US     Fiserv Inc. *                                       2,684,963
     114,500    US     Providian Financial Corp.                           6,583,750
                                                                        ------------
                                                                          40,204,650
                                                                        ------------
                       INSURANCE                                  4.1%
     443,200    BH     ACE Ltd.                                           18,808,300
      71,300    BH     Everest Re Group Ltd.                               5,106,862
     144,800    BH     XL Capital Ltd. (Class A)                          12,651,900
                                                                        ------------
                                                                          36,567,062
                                                                        ------------
HEALTH CARE SECTOR                                               23.0%
                       HEALTH CARE EQUIPMENT &
                       SUPPLIES                                   8.9%
     144,900    US     Applera Corp. - Applied
                       Biosystems Group *                                 13,629,656
     273,400    US     Cytyc Corp. *                                      17,104,588
      55,100    US     St. Jude Medical Inc. *                             3,385,206
     181,800    US     Stryker Corp.                                       9,197,262
     433,500    US     Waters Corp. *                                     36,197,250
                                                                        ------------
                                                                          79,513,962
                                                                        ------------
                       HEALTH CARE PROVIDERS &
                       SERVICES                                   2.6%
      50,500    US     Health Management Associates
                       Inc. (Class A) *                                    1,047,875
     453,200    US     IMS Health Inc.                                    12,236,400
      87,900    US     Wellpoint Health Networks Inc.
                       *                                                  10,130,475
                                                                        ------------
                                                                          23,414,750
                                                                        ------------
                       PHARMACEUTICALS &
                       BIOTECHNOLOGY                             11.5%
      55,700    US     Abgenix Inc. *                                      3,289,781
      25,600    US     Alkermes Inc. * (a)                                   803,200
      71,000    US     Allergan Inc.                                       6,873,687
     284,300    US     ALZA Corp. *                                       12,082,750
     141,400    US     Andrx Group *                                       8,183,525
      75,000    US     Biogen Inc. *                                       4,504,688

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 December 31, 2000

                                                            % OF        MARKET VALUE
SHARES        COUNTRY                                    NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                       PHARMACEUTICALS &
                       BIOTECHNOLOGY (CONTINUED)
      69,100    US     Cephalon Inc. *                                  $  4,374,894
     129,200    US     Human Genome Sciences Inc. *                        8,955,175
      96,400    US     ICOS Corp. *                                        5,006,775
      46,000    US     IDEC Pharmaceuticals Corp. *                        8,719,875
      65,000    US     King Pharmaceuticals Inc. *                         3,359,688
     135,900    US     Medarex Inc. *                                      5,537,925
     360,700    US     MedImmune Inc. *                                   17,200,881
     177,500    US     Millennium Pharmaceuticals
                       Inc. * (a)                                         10,982,812
      28,100    US     Protein Design Labs Inc. * (a)                      2,441,188
                                                                        ------------
                                                                         102,316,844
                                                                        ------------
MATERIALS SECTOR                                                  0.6%
                       MATERIALS                                  0.6%
     208,600    US     Monsanto Co. *                                      5,645,237
                                                                        ------------
TECHNOLOGY SECTOR                                                33.3%
                       COMMUNICATIONS EQUIPMENT                   7.7%
     180,400    US     Brocade Communications Systems
                       Inc. * (a)                                         16,562,975
     175,500    US     Comverse Technology Inc. *                         19,063,770
     148,600    US     Emulex Corp. *                                     11,878,713
      58,200    US     Extreme Networks Inc. *                             2,277,075
     479,000    US     Palm Inc. *                                        13,561,687
      40,100    US     Redback Networks Inc. * (a)                         1,644,100
      14,700    US     SDL Inc. *                                          2,178,356
      22,500    US     Sycamore Networks Inc. * (a)                          838,125
                                                                        ------------
                                                                          68,004,801
                                                                        ------------
                       COMPUTERS & PERIPHERALS                    2.8%
     327,000    SG     Flextronics International Ltd.
                       * (a)                                               9,319,500
     340,100    US     Jabil Circuit Inc. * (a)                            8,630,037
      68,800    US     Lexmark International Inc.
                       (Class A) *                                         3,048,700
      54,100    US     Sanmina Corp. *                                     4,145,413
                                                                        ------------
                                                                          25,143,650
                                                                        ------------
                       INFORMATION TECHNOLOGY
                       CONSULTING & SERVICES                      0.5%
     102,900    US     Concord EFS Inc. *                                  4,521,169
                                                                        ------------
                       SEMICONDUCTORS & INSTRUMENTS               8.1%
     267,122    US     Applied Micro Circuits Corp. *                     20,046,877
     107,800    US     Integrated Device Technology
                       Inc. *                                              3,570,875
     141,000    US     KLA-Tencor Corp. *                                  4,749,937
      93,000    US     Maxim Integrated Products Inc.
                       *                                                   4,446,562

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 December 31, 2000

                                                            % OF        MARKET VALUE
SHARES        COUNTRY                                    NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                       SEMICONDUCTORS & INSTRUMENTS
                       (CONTINUED)
     216,900    US     Micrel Inc. *                                    $  7,306,819
     256,625    US     Microchip Technology Inc. *                         5,629,711
      69,400    US     Micron Technology Inc. *                            2,463,700
     159,600    US     MIPS Technologies Inc. (Class
                       A) * (a)                                            4,259,325
      26,700    CA     PMC-Sierra Inc. *                                   2,099,288
     101,500    US     QLogic Corp. *                                      7,815,500
     101,500    US     Sawtek Inc. *                                       4,688,031
      53,600    US     Semtech Corp. *                                     1,182,550
       7,200    US     Transmeta Corp. *                                     169,200
      79,100    US     Xilinx Inc. *                                       3,648,488
                                                                        ------------
                                                                          72,076,863
                                                                        ------------
                       SOFTWARE                                  14.2%
     236,300    US     Agile Software Corp. * (a)                         11,667,312
     248,550    UK     Amdocs Ltd. *                                      16,466,437
      21,800    US     Ariba Inc. *                                        1,169,025
      46,800    US     Art Technology Group Inc. *                         1,430,325
     169,100    US     BEA Systems Inc. *                                 11,382,544
     178,800    IS     Check Point Software
                       Technologies Ltd. *                                23,880,975
      99,800    US     Commerce One Inc. * (a)                             2,526,188
     232,600    US     Critical Path Inc. *                                7,152,450
     103,600    US     I2 Technologies Inc. *                              5,633,250
      91,000    US     Interwoven Inc. * (a)                               6,000,312
     128,400    US     Mercury Interactive Corp. *                        11,588,100
     150,600    US     Micromuse Inc. *                                    9,090,122
     494,500    US     PeopleSoft Inc. *                                  18,389,219
                                                                        ------------
                                                                         126,376,259
                                                                        ------------
TELECOMMUNICATION SERVICES SECTOR                                 6.0%
                       TELECOMMUNICATION SERVICES                 6.0%
     214,400    US     American Tower Corp. (Class A)
                       *                                                   8,120,400
   1,154,800    US     McLeodUSA Inc. (Class A) *                         16,311,550
     738,200    US     Nextel Partners Inc. (Class A)
                       *                                                  12,410,987
     262,200    US     Western Wireless Corp. (Class
                       A) *                                               10,274,962
     124,600    US     WinStar Communications Inc. *                       1,456,263
     275,000    US     XO Communications Inc. (Class
                       A) * (a)                                            4,898,438
                                                                        ------------
                                                                          53,472,600
                                                                        ------------
TOTAL EQUITY INVESTMENTS (COST $839,752,559)                     95.2%   848,238,829
                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM MidCap Fund
 Portfolio of Investments
 December 31, 2000

                                                            % OF        MARKET VALUE
SHARES        COUNTRY                                    NET ASSETS       (NOTE 1)

------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                       MONEY MARKET FUNDS                         3.4%
  14,443,392    US     SSgA Money Market Fund                           $ 14,443,392
  15,420,385    US     SSgA U.S. Government Money
                       Market Fund                                        15,420,385
                                                                        ------------
TOTAL SHORT-TERM INVESTMENTS (COST $29,863,777)                   3.4%    29,863,777
                                                                        ------------

TOTAL INVESTMENTS (COST $869,616,336)**                          98.6%   878,102,606

                       OTHER ASSETS LESS LIABILITIES              1.4%    12,830,568
                                                                        ------------
                       NET ASSETS                               100.0%  $890,933,174
                                                                        ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value of the securities out on loan at December 31, 2000 was 12,957,355.

Tax Information:

** For Federal income tax purposes, cost is $888,734,214 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $93,188,176
Unrealized depreciation                             (103,819,783)
                                                    -----------
Net unrealized depreciation                         $(10,631,607)
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Bermuda                           BH        4.1%                  4.1%
Canada                            CA        0.2%                  0.2%
France                            FR        0.8%                  0.8%
Israel                            IS        2.7%                  2.7%
Singapore                         SG        1.0%                  1.0%
United Kingdom                    UK        1.9%                  1.9%
United States                     US       84.5%        4.8%     89.3%
                                         ------     -------     -----
  Total                                    95.2%        4.8%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Management's Performance Review

        Industry strategy, hurt most by telecommunication services and commercial services, caused the Dresdner RCM Small Cap Fund to underperform its primary index for the year. As of December 31, 2000, the Fund ended the year down 17.87% versus the Russell 2000 Index benchmark that lost 3.03% for the period. For the fourth quarter, the Fund fell 23.27% versus the Russell 2000 Index benchmark that lost 6.91%.

        On December 18, 2000, shareholders of the Fund approved its reorganization from a series of Dresdner RCM Capital Funds, Inc. to a newly created series of Dresdner RCM Global Funds, Inc. Effective December 29, 2000 all Fund shares were redesignated as Class I shares and new Class N shares were created. The Fund's Class N shares are not currently offered for sale.

MARKET REVIEW

        During most of 1999 and into 2000, the equity markets rewarded momentum strategies. However, as the year progressed and the economic landscape changed, the slowdown affected companies both large and small. Real growth, as represented by the U.S. Gross Domestic Product, went from a torrid 5.4% in the first quarter and 5.6% in the second quarter, to 2.2% by the third quarter, with current data indicating further decline. As a result of the economic deceleration and in the hope of bringing the economy to a "soft landing," the Federal Reserve changed its stance in December from favoring tightening monetary policy to a bias towards easing.

        The uncertainties surrounding the economy as a whole led investors to seek the relative safety of stocks whose price-to-earnings multiples were less dependent upon high growth assumptions. As a result, value stocks in virtually every market cap posted first in 2000, ahead of growth stocks, which has not occurred since 1997. The value subset of the Russell 2000 Index beat its growth counterpart by just over 45% in 2000, with most of the gain in the fourth quarter.

        Technology stocks caught the brunt of the economic reversal. Throughout the year, the technology sector was extremely volatile, with investors moving from New to Old Economy stocks. By the end of March, the tech-heavy Nasdaq had experienced four corrections of 10% or more. In the following two months, that index dropped precipitously -- nearly 40% -- though it rebounded in June.

        The weakness in technology continued through the second half of 2000 with stocks in that sector continuing to feel the effects of higher interest rates and a slowing economy. By the fourth quarter, not only technology, but also companies across a broad spectrum of industries continued to announce less-than-expected revenues and earnings growth. Companies lowered forecasts for the quarter and for 2001, causing stock prices to weaken. With extended valuations and lowered expectations, technology stocks suffered one of the worst years in their history. In the fourth quarter, the Nasdaq fell 32.73%, closing the year down 39.29%.

FACTORS AFFECTING PERFORMANCE

        The Russell 2000 Index posted only four positive months in 2000:
February, June, August, and December. The Small Cap Fund outperformed in each of these months by an average of around 970 basis points. The majority of the fourth quarter and full year under-performance occurred during the two difficult months of October and November. The Fund's year-to-date lead over the Index as of September 30th was eroded during this correction, which coincided with the broader equity market upheaval.

        In the midst of the change in equity market sentiment, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, noted that during volatile trading periods, many profitable companies with strong balance sheets, access to capital, and sound growth prospects sold off nearly as heavily as less sound companies. A flight to larger, more liquid names left small cap valuations very attractive, allowing the Fund's portfolio managers to evaluate a wider range of companies and upgrade portfolio holdings into higher quality names. These included some companies that were previously mid cap stocks. Seizing these opportunities, the Fund created positions in the highest quality growth companies in each industry in the Fund's investment universe.

        The strategy to overweight energy that began in the fall of 1999 worked throughout 2000. With crude oil and natural gas prices near historic highs, and OPEC determined to keep supply in check, the Fund overweighted the energy sector, specifically those oil services companies that Dresdner RCM felt would be increasing their exploration and production spending. This

 Dresdner RCM Small Cap Fund
 Management's Performance Review
strategy was particularly rewarded late in the fourth quarter via holdings in Patterson Energy, Grant Prideco, National Oilwell, and Superior Energy Services.

        A second emerging trend that Dresdner RCM identified was biotech/medical devices. The Fund was underweight at the beginning of the year, but moved to an overweight position as that sector dove into a trough during the second quarter. This tactic worked well; companies that added to performance during the year included Cell Genesys, and Inhale Therapeutics.

        In the first quarter, Dresdner RCM pursued the technology investment theme through positions in semiconductor, telecommunications and software stocks. This strategy drove performance during the period. Technology continued as an investment theme through the second quarter, despite the volatility in the sector. Even during the negative market environment, the fundamentals for certain stocks in the technology sector presented a strong backdrop and worked well, specifically software companies that build the Internet infrastructure and telecommunications equipment firms. During the second quarter, holding positions in software companies such as Actuate, WatchGuard Technologies, and Critical Path added to performance as did Centillium and Audiocodes in the telecommunications sector.

        Volatility continued unabated in the third quarter, and technology across the spectrum of market capitalizations was driven down because of well-publicized earnings shortfalls. The Fund's holdings, specifically software and computer peripherals, negatively impacted the Fund's performance in the third quarter. The overweight in healthcare, the best performing sector that quarter, along with biotechnology, positively impacted returns. Superior stock selection, including companies such as Charles River Labs International and Agile Software added to performance.

        By the fourth quarter, the market's aversion to semiconductors, software and communications equipment punished many of the Fund's holdings in these industries, as small cap technology issues were sold more heavily than their large cap counterparts. In addition, a slight overweight in telecommunications services hurt performance.

OUTLOOK

        From 1994 to 1998, large cap stocks outperformed small caps, but beginning in 1999, the reverse was true. There are numerous factors that could have an impact on whether this cycle will continue.

        As the economy slows, it is likely that investors will continue to be concerned about the potential of a hard economic landing and the associated impact on corporate profits. This may add to the already-high level of volatility of share prices. Returns could suffer if the U.S. economy does experience a full-blown recession. Given the debate among economists and the range of possible outcomes, Dresdner RCM is less concerned with predicting the exact economic scenario than with being prepared to navigate through changing environments, and taking advantage of dynamic market conditions.

        In January of 2001, the Federal Reserve surprised the markets with a 50 basis point cut in its key Fed Funds rate, down to 6%. With this aggressive move, the Fed has shown that it is willing to do what it perceives is necessary to avoid a recession. The impact of the Fed's monetary stimulus to prevent the U.S. economy from slowing too rapidly could bode well for the small cap market segment. It appears that the economy is at the beginning of a meaningful easing cycle, and while the past is never a sure guide to the future, history suggests that small cap stocks tend to do well over the course of an easing cycle.

        Going forward, the Fund will likely continue to be overweight in energy and some areas of technology, overweight slightly in healthcare and underweight in those areas that may be vulnerable to a slowing economy, including consumer discretionary and consumer staples. Financial services stocks, particularly those that we perceive to be susceptible to credit quality problems, will likely also be underweighted.

        Given the apparent strong fundamentals, appealing valuations and reasonable prospects for a return to more stable economic conditions in 2001, small cap stocks continue to play a constructive role in a well-diversified equity portfolio.

 Dresdner RCM Small Cap Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (1/3/92 - 12/31/00)(c)

       CLASS I SHARES  RUSSELL 2000 INDEX (A)
1/92          $10,000                 $10,000
1/92          $10,786                 $10,811
2/92          $11,118                 $11,127
3/92          $10,850                 $10,751
4/92          $10,613                 $10,373
5/92          $10,703                 $10,511
6/92          $10,165                 $10,017
7/92          $10,530                 $10,366
8/92          $10,336                 $10,072
9/92          $10,603                 $10,304
10/92         $11,002                 $10,630
11/92         $11,807                 $11,444
12/92         $12,214                 $11,842
1/93          $12,212                 $12,242
2/93          $11,792                 $11,960
3/93          $12,082                 $12,348
4/93          $11,636                 $12,008
5/93          $12,102                 $12,539
6/93          $12,134                 $12,617
7/93          $12,126                 $12,791
8/93          $12,580                 $13,344
9/93          $13,037                 $13,720
10/93         $13,186                 $14,074
11/93         $12,728                 $13,615
12/93         $13,337                 $14,080
1/94          $13,592                 $14,522
2/94          $13,431                 $14,469
3/94          $12,712                 $13,707
4/94          $12,637                 $13,788
5/94          $12,411                 $13,633
6/94          $11,990                 $13,173
7/94          $12,173                 $13,390
8/94          $13,095                 $14,136
9/94          $13,073                 $14,088
10/94         $13,240                 $14,031
11/94         $12,765                 $13,464
12/94         $13,049                 $13,824
1/95          $12,958                 $13,649
2/95          $13,392                 $14,217
3/95          $13,900                 $14,461
4/95          $14,064                 $14,782
5/95          $14,030                 $15,037
6/95          $14,728                 $15,817
7/95          $15,706                 $16,728
8/95          $16,245                 $17,074
9/95          $16,900                 $17,380
10/95         $16,330                 $16,602
11/95         $16,882                 $17,300
12/95         $17,496                 $17,756
1/96          $17,973                 $17,737
2/96          $18,914                 $18,290
3/96          $19,374                 $18,662
4/96          $20,684                 $19,660
5/96          $21,660                 $20,435
6/96          $20,993                 $19,596
7/96          $18,958                 $17,884
8/96          $20,592                 $18,923
9/96          $22,457                 $19,662
10/96         $22,226                 $19,359
11/96         $22,488                 $20,157
12/96         $23,514                 $20,685
1/97          $23,754                 $21,098
2/97          $22,335                 $20,587
3/97          $20,877                 $19,615
4/97          $20,357                 $19,670
5/97          $23,953                 $21,858
6/97          $25,312                 $22,795
7/97          $26,750                 $23,856
8/97          $27,350                 $24,403
9/97          $29,867                 $26,189
10/97         $28,508                 $25,039
11/97         $28,329                 $24,877
12/97         $28,098                 $25,312
1/98          $27,929                 $24,912
2/98          $30,435                 $26,753
3/98          $31,520                 $27,855
4/98          $31,496                 $28,009
5/98          $29,688                 $26,499
6/98          $30,700                 $26,555
7/98          $28,339                 $24,404
8/98          $20,989                 $19,664
9/98          $22,531                 $21,204
10/98         $24,290                 $22,069
11/98         $26,483                 $23,226
12/98         $28,411                 $24,663
1/99          $27,925                 $24,991
2/99          $24,283                 $22,967
3/99          $24,010                 $23,325
4/99          $24,738                 $25,415
5/99          $25,861                 $25,786
6/99          $27,197                 $26,952
7/99          $27,318                 $26,214
8/99          $25,770                 $25,244
9/99          $25,133                 $25,249
10/99         $24,010                 $25,352
11/99         $28,229                 $26,866
12/99         $31,934                 $29,912
1/00          $31,372                 $29,425
2/00          $38,208                 $34,284
3/00          $37,116                 $32,024
4/00          $31,185                 $30,096
5/00          $26,846                 $28,342
6/00          $35,992                 $30,813
7/00          $31,965                 $29,821
8/00          $36,117                 $32,096
9/00          $34,181                 $31,153
10/00         $29,280                 $29,763
11/00         $23,568                 $26,707
12/00         $26,228                 $29,006

PERFORMANCE(b)
December 31, 2000

                                                                 CUMULATIVE
                                                        SINCE      SINCE
SMALL CAP FUND             1 YEAR   3 YEARS  5 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(c)                  -17.87%  -2.27%    8.43%    11.31%     162.28%
Russell 2000 Index
Average Annual Total
Return(a)                   -3.03%   4.65%   10.31%    12.56%     190.06%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares began operations on January 3, 1992.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             5.8%
                    COMMERCIAL SERVICES & SUPPLIES             4.3%
  174,500    US     Insight Enterprises Inc. *                       $  3,130,094
  112,636    US     kforce.com Inc. *                                     344,948
   59,800    US     Modis Professional Services
                    Inc. *                                                246,675
  170,700    US     Personnel Group of America
                    Inc. *                                                288,056
    6,500    US     Resources Connection Inc. *
                    (a)                                                   123,500
   13,300    US     School Specialty Inc. *                               266,831
   54,100    US     Waste Connections Inc. *                            1,788,681
   63,500    US     Watson Wyatt & Co. Holdings *                       1,492,250
                                                                     ------------
                                                                        7,681,035
                                                                     ------------
                    TRANSPORTATION                             1.5%
  108,300    US     EGL Inc. *                                          2,592,431
                                                                     ------------
CONSUMER DISCRETIONARY SECTOR                                  5.8%
                    CONSUMER DURABLES & APPAREL                2.4%
  145,900    US     THQ Inc. *                                          3,556,312
   42,500    US     Vans Inc. *                                           719,844
                                                                     ------------
                                                                        4,276,156
                                                                     ------------
                    MEDIA                                      0.7%
   10,900    US     DeVry Inc. *                                          411,475
  140,800    US     Wink Communications Inc. *                            844,800
                                                                     ------------
                                                                        1,256,275
                                                                     ------------
                    RETAILING                                  2.7%
  101,100    US     Abercrombie & Fitch Co. (Class
                    A) *                                                2,022,000
  231,100    CA     InterTAN Inc. *                                     2,686,538
                                                                     ------------
                                                                        4,708,538
                                                                     ------------
CONSUMER STAPLES SECTOR                                        0.6%
                    FOOD, BEVERAGE & TOBACCO                   0.6%
   30,200    US     Hain Celestial Group Inc. *                           981,500
                                                                     ------------
ENERGY SECTOR                                                 20.0%
                    ENERGY                                    20.0%
  174,100    US     Cal Dive International Inc. *                       4,635,412
  188,600    NL     Core Laboratories N.V. *                            5,151,137
  195,800    US     Grant Prideco Inc. *                                4,295,363
  206,000    US     National-Oilwell Inc. *                             7,969,625
  157,000    US     Patterson Energy Inc. *                             5,848,250

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    ENERGY (CONTINUED)
  407,600    US     Superior Energy Services Inc.
                    *                                                $  4,687,400
   86,600    US     Veritas DGC Inc. *                                  2,797,180
                                                                     ------------
                                                                       35,384,367
                                                                     ------------
FINANCIAL SECTOR                                              10.8%
                    BANKS                                      0.6%
   31,300    US     Silicon Valley Bancshares *                         1,081,806
                                                                     ------------
                    DIVERSIFIED FINANCIALS                     7.8%
  118,000    US     Boston Private Financial
                    Holdings Inc.                                       2,345,250
   57,100    US     Choicepoint Inc. *                                  3,743,619
  150,700    US     IndyMac Bancorp Inc.                                4,445,650
   79,800    US     Investment Technology Group
                    Inc. *                                              3,331,650
                                                                     ------------
                                                                       13,866,169
                                                                     ------------
                    INSURANCE                                  2.4%
    9,800    US     Arthur J. Gallagher & Co.                             623,525
   15,300    BH     Everest Re Group Ltd.                               1,095,863
   66,900    BH     Mutual Risk Management Ltd.                         1,016,044
   19,000    BH     RenaissanceRe Holdings Ltd.                         1,487,937
                                                                     ------------
                                                                        4,223,369
                                                                     ------------
HEALTH CARE SECTOR                                            17.0%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                   6.4%
   52,200    US     Charles River Laboratories
                    International Inc. *                                1,428,975
   55,200    US     Cytyc Corp. *                                       3,453,450
   38,200    US     Inhale Therapeutic Systems
                    Inc. * (a)                                          1,929,100
   51,100    US     Invitrogen Corp. *                                  4,413,762
                                                                     ------------
                                                                       11,225,287
                                                                     ------------
                    HEALTH CARE PROVIDERS &
                    SERVICES                                   1.0%
   36,700    US     First Health Group Corp. *                          1,708,844
   25,200    US     Per-Se Technologies Inc. *                             87,806
                                                                     ------------
                                                                        1,796,650
                                                                     ------------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                              9.6%
   49,100    US     3 Dimensional Pharmaceuticals
                    Inc. * (a)                                            727,294
   51,100    US     Applied Molecular Evolution *
                    (a)                                                   871,894
  156,700    US     AVANT Immunotherapeutics Inc.
                    *                                                   1,077,313
  137,700    US     Cell Genesys Inc. *                                 3,141,281
   13,800    US     Cell Therapeutics Inc. *                              621,862
   21,000    US     Cephalon Inc. *                                     1,329,562
   40,500    US     CuraGen Corp. *                                     1,106,156

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
  131,300    US     Deltagen Inc. *                                  $  1,370,443
   35,150    US     ICOS Corp. *                                        1,825,604
   47,900    US     ImmunoGen Inc. *                                    1,026,857
   20,300    US     Immunomedics Inc. *                                   436,450
   58,600    US     Medarex Inc. *                                      2,387,950
   27,800    US     NeoPharm Inc. *                                     1,052,925
                                                                     ------------
                                                                       16,975,591
                                                                     ------------
MATERIALS SECTOR                                               1.1%
                    MATERIALS                                  1.1%
  200,000    US     NS Group Inc. *                                     1,890,000
                                                                     ------------
TECHNOLOGY SECTOR                                             32.0%
                    COMMUNICATIONS EQUIPMENT                   3.8%
   92,100    US     Ditech Communications Corp. *
                    (a)                                                 1,479,356
   96,000    IS     Floware Wireless Systems Ltd.
                    *                                                   1,134,000
  102,300    US     Netro Corp. *                                         709,706
  108,200    US     WatchGuard Technologies Inc. *                      3,421,825
                                                                     ------------
                                                                        6,744,887
                                                                     ------------
                    COMPUTERS & PERIPHERALS                    2.3%
   69,400    US     Benchmark Electronics Inc. *                        1,565,837
   24,600    US     DDi Corp. * (a)                                       670,350
  224,300    US     Manufacturers' Services Ltd. *                      1,485,988
   51,400    US     Pemstar Inc. * (a)                                    452,963
                                                                     ------------
                                                                        4,175,138
                                                                     ------------
                    INTERNET SOFTWARE & SERVICES               0.2%
   58,600    US     Virage Inc. *                                         314,975
                                                                     ------------
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES                      0.6%
   26,800    US     InterCept Group Inc. *                                715,225
   99,000    US     Mainspring Inc. *                                     309,375
                                                                     ------------
                                                                        1,024,600
                                                                     ------------
                    SEMICONDUCTORS & INSTRUMENTS              10.3%
   13,200    US     Advanced Energy Industries
                    Inc. *                                                297,000
  157,800    US     Centillium Communications Inc.
                    * (a)                                               3,511,050
  138,800    US     Cirrus Logic Inc. *                                 2,602,500
   97,000    US     Integrated Circuit Systems
                    Inc. * (a)                                          1,606,562
   74,800    US     Microchip Technology Inc. *                         1,640,925
   80,300    US     MIPS Technologies Inc. (Class
                    A) * (a)                                            2,143,006

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    SEMICONDUCTORS & INSTRUMENTS
                    (CONTINUED)
   35,500    US     MIPS Technologies Inc. (Class
                    B) *                                             $    904,696
   92,900    US     Pixelworks Inc. * (a)                               2,078,637
   34,300    US     Sawtek Inc. *                                       1,584,231
   24,500    US     Silicon Laboratories Inc. *
                    (a)                                                   352,188
  145,300    US     Virata Corp. * (a)                                  1,580,138
                                                                     ------------
                                                                       18,300,933
                                                                     ------------
                    SOFTWARE                                  14.8%
  190,100    US     Actuate Corp. *                                     3,635,662
   36,200    US     Agile Software Corp. *                              1,787,375
  242,000    US     Allaire Corp. * (a)                                 1,217,563
   50,600    US     Art Technology Group Inc. *                         1,546,462
  158,500    US     AvantGo Inc. * (a)                                    990,625
   95,200    US     BindView Development Corp. *                          895,475
   61,400    US     Blue Martini Software Inc. *
                    (a)                                                   813,550
  130,500    US     Critical Path Inc. *                                4,012,875
   54,600    US     Documentum Inc. *                                   2,712,937
   45,400    US     Evolve Software Inc. * (a)                            221,325
   67,400    US     FileNET Corp. *                                     1,836,650
   49,900    US     Metasolv Software Inc. *                              455,338
    8,800    US     Micromuse Inc. *                                      531,163
   20,300    US     NetIQ Corp. *                                       1,773,712
   86,200    US     ONYX Software Corp. *                                 948,200
   46,100    IS     Precise Software Solutions
                    Ltd. *                                              1,140,975
  100,100    US     Vastera Inc. *                                      1,601,600
                                                                     ------------
                                                                       26,121,487
                                                                     ------------
TELECOMMUNICATION SERVICES SECTOR                              3.7%
                    TELECOMMUNICATION SERVICES                 3.7%
   54,600    US     AirGate PCS Inc. *                                  1,938,300
   25,500    US     Metro One Telecommunications
                    Inc. *                                                637,500
   71,300    US     Net2000 Communications Inc. *                         122,547
   61,300    US     Network Plus Corp. * (a)                              153,250
   19,100    US     Nextel Partners Inc. (Class A)
                    *                                                     321,119
   57,500    US     Universal Access Inc. * (a)                           460,000
   46,900    US     Western Wireless Corp. (Class
                    A) *                                                1,837,893
   94,900    US     WinStar Communications Inc. *                       1,109,144
                                                                     ------------
                                                                        6,579,753
                                                                     ------------
UTILITIES SECTOR                                               0.7%
                    UTILITIES                                  0.7%
   52,700    US     Orion Power Holdings Inc. *                         1,297,738
                                                                     ------------
TOTAL EQUITY INVESTMENTS (COST $191,474,372)                  97.5%   172,498,685
                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         2.2%
1,873,970    US     SSgA Money Market Fund                           $  1,873,970
1,890,538    US     SSgA U.S. Government Money
                    Market Fund                                         1,890,538
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,764,508)                 2.2%     3,764,508
                                                                     ------------

TOTAL INVESTMENTS (COST $195,238,880)**                       99.7%   176,263,193

                    OTHER ASSETS LESS LIABILITIES              0.3%       616,009
                                                                     ------------
                    NET ASSETS                               100.0%  $176,879,202
                                                                     ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

(a) All or a portion of this security is out on loan. The market value of the securities out on loan at December 31, 2000 was $74,465,091.

Tax Information:

** For Federal income tax purposes, cost is $197,146,883 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $19,138,030
Unrealized depreciation                             (40,021,720)
                                                    -----------
Net unrealized depreciation                         $(20,883,690)
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Bermuda                           BH        2.1%                  2.1%
Canada                            CA        1.5%                  1.5%
Israel                            IS        1.3%                  1.3%
Netherlands                       NL        2.9%                  2.9%
United States                     US       89.7%       2.5%      92.2%
                                         ------     ------      -----
  Total                                    97.5%       2.5%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

        The Dresdner RCM Biotechnology Fund significantly outperformed its benchmarks in 2000, a year in which biotechnology was one of the strongest sectors in the market.

        For the 12 months ended December 31, 2000, the Fund achieved a total return of 81.93%, compared to the AMEX Biotechnology Index which returned 62.05%; the Nasdaq Biotechnology Index which returned 23.00% and the Russell 2000 Index which returned -3.03%.

        Profit taking and a lack of major industry news led to a pullback in biotechnology in the final quarter of 2000. For the fourth quarter of 2000, the Fund returned -17.30%, compared to -17.59% for the AMEX Biotechnology Index; -17.54% for the Nasdaq Biotechnology Index; and -6.91% for the Russell 2000 Index.

MARKET REVIEW

        Although biotechnology stocks enjoyed a strong year overall, they were somewhat inconsistent performers from one quarter to the next. During the first and third quarters, the news was dominated by the mapping of the human genome, which benefited virtually all biotechnology companies. By the fourth quarter, the news flow was very company-specific, and it was overshadowed by investor concerns over the stock market in general and technology in particular.

        A good portion of the larger biotech companies with established products and earnings tended to outperform in the fourth quarter while smaller companies with business models not fully understood by investors tended to sell off. Investors were also concerned about the expiration of IPO lock-ups, the period in which insiders must hold shares. The large number of IPOs in early 2000, coupled with the potential supply glut, put downward pressure on the group in the fourth quarter.

        To some extent, a de-coupling between biotechnology and general technology took place in 2000, particularly in the second half of the year. For example, in the fourth quarter, the Nasdaq Composite Index was down about 33% while the biotechnology indexes were down about 17%. In addition, the biotechnology sector significantly outperformed the overall Nasdaq Composite Index in the third quarter.

FACTORS AFFECTING PERFORMANCE

        Generally, the Fund strives to purchase smaller cutting-edge biotechnology stocks when the market appears ready to rally. Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, will just as quickly sell these stocks when it appears that investors are about to take profits, moving into more conservative and established companies such as Amgen and Genentech. In times of market uncertainty when the more speculative stocks are hit hard, these old-line companies tend to act as safe havens for biotechnology investors.

        Over the past year, the Fund also emphasized suppliers that tend to depend less on scientific discovery and more on the level of research funding. An example is Waters Corp., a company that supplies the biotechnology industry with analytical instruments. At the beginning of 2000, the company was generating 20-25% growth in earnings; meanwhile, the stock was selling at a "PEG" ratio of 1, meaning that its price-earnings multiple equaled its growth rate. Although the Fund took some profits mid-way through the year due to concerns about the impact of a weak Euro, Dresdner RCM believes that the company's analytical instrument products have clear advantages in the marketplace.

        Some of the most exciting stocks producing some of the greatest returns in 2000 were also some of the most speculative and volatile. Examples in the Fund include Protein Design Labs, which has licensed rights to its human antibody product -- Zenapax to Hoffman-La Roche. Zenapax aids in the prevention of kidney transplant rejection. The company also has eight other human antibody products in development for autoimmune and inflammatory conditions, transplantation and cancer. Similarly, Cell Therapeutics, which announced in September 2000, that the FDA had accepted its new drug application for TRISENOX-TM- (Arsenic TriOxide), performed extremely well during 2000. TRISENOX-TM-, which treats a form of acute leukemia, is one of many novel cancer drugs that the company has under development.

 Dresdner RCM Biotechnology Fund
 Management's Performance Review

        Another company with volatile but exceptional returns in 2000 was IDEC Pharmaceuticals, which develops drugs for cancer, autoimmune and inflammatory diseases. IDEC saw revenues increase beyond expectations because more and more oncologists are using its anti-cancer antibody to treat their patients.

        One of the Fund's strongest performers in 2000 was OSI Pharmaceuticals. This company, which collaborates with many large-cap drug companies, caught investors' attention when it received a special windfall. The company essentially received all development and marketing rights to one of its important anti-cancer products developed in an alliance with Pfizer after the latter's acquisition of Warner-Lambert.

        The one major problem area for the Fund was its brief foray into the e-health area, in such companies as MedicaLogic, SciQuest.com and Ventro. These stocks did well early in the year and then essentially collapsed along with the rest of the dotcoms.

        During the year, Dresdner RCM's Grassroots-SM- Research effort helped the Fund avoid investing in companies with questionable business models. For example, Grassroots-SM- reaffirmed Dresdner RCM's belief that Wall Street was overestimating the demand for a drug that treats age-related blindness. The Fund avoided losses by not purchasing that company's stock, which declined over 60% during the fourth quarter alone.

        The Fund also continued to benefit from the exceptional qualifications of its portfolio management team, who all hold medical degrees, a rarity in the investment management field. This often gives the portfolio managers the "upper-hand" when identifying promising companies ahead of the rest of Wall Street.

OUTLOOK

        Dresdner RCM believes that the outlook for the biotechnology sector is strong. Many new product approvals are expected in 2001, suggesting that the business models for most biotechnology companies remain intact. In addition, biotechnology is not generally subject to macroeconomic influences such as a slowing U.S. economy. Nor should the sector be compared to Internet stocks because most biotechnology companies have met the challenge of developing new products in well-defined markets. Still, by its nature, biotechnology remains a volatile area and is only appropriate for long-term investors.

 Dresdner RCM Biotechnology Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/97 - 12/31/00)(e)

                       NASDAQ BIOTECH  RUSSELL 2000  AMEX BIOTECH
       CLASS N SHARES    INDEX (A)      INDEX (B)     INDEX (C)
12/97         $10,000         $10,175       $10,071       $10,042
1/98          $10,260         $10,140        $9,912        $9,734
2/98          $10,490         $10,572       $10,644        $9,936
3/98          $10,590         $11,363       $11,083       $10,793
4/98          $10,470         $11,107       $11,144       $10,830
5/98          $10,350         $10,719       $10,543        $9,971
6/98          $10,030         $10,649       $10,565        $9,079
7/98          $10,110         $10,971        $9,710        $8,531
8/98           $7,930          $8,560        $7,824        $6,462
9/98           $9,110         $10,692        $8,437        $8,618
10/98          $9,880         $11,585        $8,781       $10,146
11/98         $10,560         $11,987        $9,241       $10,116
12/98         $11,776         $14,681        $9,813       $11,446
1/99          $12,383         $16,183        $9,943       $12,147
2/99          $11,776         $15,235        $9,138       $10,931
3/99          $11,518         $16,728        $9,281       $11,558
4/99          $11,261         $15,261       $10,112       $11,817
5/99          $11,436         $16,436       $10,260       $12,434
6/99          $12,795         $17,029       $10,724       $13,252
7/99          $13,289         $19,230       $10,430       $15,487
8/99          $15,049         $21,097       $10,044       $16,619
9/99          $15,049         $19,789       $10,046       $15,626
10/99         $15,605         $20,125       $10,087       $16,245
11/99         $17,416         $22,730       $10,689       $17,812
12/99         $24,893         $29,607       $11,899       $24,202
1/00          $30,090         $34,108       $11,708       $26,796
2/00          $50,656         $49,572       $13,641       $43,370
3/00          $33,957         $36,807       $12,742       $30,910
4/00          $32,527         $31,989       $11,975       $30,131
5/00          $30,401         $31,097       $11,276       $28,995
6/00          $43,233         $40,855       $12,260       $39,833
7/00          $41,877         $37,725       $11,865       $36,571
8/00          $51,737         $45,765       $12,770       $47,816
9/00          $54,759         $44,158       $12,395       $47,596
10/00         $49,624         $40,564       $11,842       $45,397
11/00         $41,156         $35,213       $10,626       $35,891
12/00         $45,288         $36,420       $11,824       $39,211

PERFORMANCE(d)
DECEMBER 31, 2000

                                                            CUMULATIVE
                                                   SINCE      SINCE
BIOTECHNOLOGY FUND              1 YEAR  3 YEARS  INCEPTION  INCEPTION
Class N
Average Annual Total Return(e)  81.93%   65.45%   65.37%     352.88%
Nasdaq Biotechnology Index
Average Annual Total Return(a)  23.00%   52.97%   53.80%     264.20%
Russell 2000 Index
Average Annual Total Return(b)  -3.03%    4.65%    5.74%      18.24%
AMEX Biotechnology Index
Average Annual Total Return(c)  62.05%   57.48%   57.63%     292.11%

        The recent strong equity market performance has been especially favorable to biotechnology and has helped the Fund. This performance may not be sustainable and as a result, the Fund may not continue achieving the same level of performance as in the past. In addition, market volatility can dramatically affect the Fund's short-term returns and pursuing these levels of return involves accepting increased risk of volatility of return.

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Nasdaq Biotechnology Index is a capitalization-weighted index that attempts to measure the performance of all Nasdaq stocks in the biotechnology sector. This Index was developed with a base value of 200 stocks, as of November 1, 1993.
(b) The Russell 2000 Index is composed of the 2,000 smallest securities in the Russell 3,000 Index, which is composed of the 3,000 largest U.S. companies based on market capitalization and represents approximately 98% of the investable U.S. equity market.
(c) The American Stock Exchange Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. The index was developed with a base level of 200 stocks, as of October 18, 1991.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  The Class N shares commenced operations on December 30, 1997.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
HEALTH CARE SECTOR                                            97.4%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                  16.7%
  280,000    US     Applera Corp. - Applied
                    Biosystems Group *                               $ 26,337,500
   85,000    US     Caliper Technologies Corp. *                        3,995,000
  705,660    US     Charles River Laboratories
                    International Inc. *                               19,317,443
   70,000    US     Cytyc Corp. *                                       4,379,375
  413,000    US     Inhale Therapeutic Systems
                    Inc. *                                             20,856,500
  287,000    US     Invitrogen Corp. *                                 24,789,625
  395,300    NL     QIAGEN N.V. *                                      13,674,909
   96,700    US     St. Jude Medical Inc. *                             5,941,006
  382,500    US     Waters Corp. *                                     31,938,750
                                                                     ------------
                                                                      151,230,108
                                                                     ------------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                             80.7%
  900,000    US     3 Dimensional Pharmaceuticals
                    Inc. *                                             13,331,250
  296,000    US     Abgenix Inc. *                                     17,482,500
  235,000    US     Adolor Corp. *                                      5,170,000
  556,500    US     Alkermes Inc. *                                    17,460,187
  202,000    US     ALZA Corp. *                                        8,585,000
  545,000    US     Amgen Inc. *                                       34,845,937
  315,000    US     Andrx Group *                                      18,230,625
  260,000    US     Applera Corp. - Celera
                    Genomics Group *                                    9,343,750
  958,000    US     Applied Molecular Evolution *                      16,345,875
1,274,154    US     AVANT Immunotherapeutics Inc.
                    *                                                   8,492,293
  213,000    US     Biogen Inc. *                                      12,793,313
  332,300    UK     Cambridge Antibody Technology
                    Group PLC *                                        18,862,801
  306,800    US     Cell Genesys Inc. *                                 6,998,875
  424,400    US     Cell Therapeutics Inc. *                           19,124,525
1,050,000    UK     Celltech Group PLC *                               18,555,227
  263,800    US     Cephalon Inc. *                                    16,701,837
  375,000    US     COR Therapeutics Inc. *                            13,195,313
  527,500    US     Corvas International Inc. *                         7,582,813
  473,300    US     CuraGen Corp. *                                    12,927,006
1,300,000    US     Deltagen Inc. *                                    13,568,750
  408,688    US     Genentech Inc. *                                   33,308,072
  150,000    UK     GlaxoSmithKline PLC (ADR)                           8,400,000
  367,500    US     Human Genome Sciences Inc. *                       25,472,344
  380,800    US     ICOS Corp. *                                       19,777,800
  129,700    US     IDEC Pharmaceuticals Corp. *                       24,586,256
  292,300    US     ImmunoGen Inc. *                                    6,266,181
  896,500    US     Immunomedics Inc. *                                19,274,750
  185,100    US     Informax Inc. *                                     1,920,413
  335,000    US     Intermune Pharmaceuticals Inc.
                    *                                                  14,949,375
  137,000    US     Johnson & Johnson                                  14,393,563
  254,700    US     La Jolla Pharmaceutical Co. *                       1,201,866
  573,000    US     Medarex Inc. *                                     23,349,750
  660,000    US     MedImmune Inc. *                                   31,473,750
  498,200    US     Millennium Pharmaceuticals
                    Inc. *                                             30,826,125

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
  489,500    US     NeoPharm Inc. *                                  $ 18,539,812
  209,900    US     OSI Pharmaceuticals Inc. *                         16,818,237
  465,000    US     Pfizer Inc.                                        21,390,000
  250,000    US     Pharmacia Corp.                                    15,250,000
  745,000    US     PRAECIS Pharmaceuticals Inc. *                     21,791,250
  150,000    US     Progenics Pharmaceuticals Inc.
                    *                                                   2,587,500
  253,800    US     Protein Design Labs Inc. *                         22,048,875
  732,900    US     Rosetta Inpharmatics Inc. *                        11,726,400
  300,000    US     Schering-Plough Corp.                              17,025,000
  750,000    CH     Serono S.A. (ADR) *                                17,953,125
  125,000    IS     Teva Pharmaceutical Industries
                    Ltd. (ADR)                                          9,156,250
  324,700    US     Titan Pharmaceuticals Inc. *                       11,484,639
  271,200    US     Virologic Inc. *                                    2,474,700
                                                                     ------------
                                                                      733,043,910
                                                                     ------------
TOTAL EQUITY INVESTMENTS (COST $880,043,885)                  97.4%   884,274,018
                                                                     ------------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         0.8%
3,747,226    US     SSgA Money Market Fund                              3,747,226
3,747,181    US     SSgA U.S. Government Money
                    Market Fund                                         3,747,181
                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,494,407)                 0.8%     7,494,407
                                                                     ------------

TOTAL INVESTMENTS (COST $887,538,292)**                       98.2%   891,768,425

                    OTHER ASSETS LESS LIABILITIES              1.8%    16,632,905
                                                                     ------------
                    NET ASSETS                               100.0%  $908,401,330
                                                                     ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Biotechnology Fund
 Portfolio of Investments
 December 31, 2000

Tax Information:

** For Federal income tax purposes, cost is $897,781,850 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $61,777,260
Unrealized depreciation                             (67,790,685)
                                                    -----------
Net unrealized depreciation                         $(6,013,425)
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Israel                            IS        1.0%                  1.0%
Netherlands                       NL        1.5%                  1.5%
Switzerland                       CH        2.0%                  2.0%
United Kingdom                    UK        5.1%                  5.1%
United States                     US       87.8%       2.6%      90.4%
                                         ------     ------      -----
  Total                                    97.4%       2.6%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Management's Performance Review

        The "balanced" nature of the Dresdner RCM Balanced Fund showed its true advantage in 2000, as bonds performed well while stocks performed poorly. As a result, the Fund produced a return that belied the extreme results of its two components. For the year 2000, the Fund produced a total return of -2.64%. In comparison, the unmanaged benchmark, a 60%/40% blend of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, returned -0.99%. For the fourth quarter ended December 31, 2000, the Fund returned -5.37% vs. its benchmark which returned -3.07%.

MARKET REVIEW

        After raising short-term interest rates seven times between June 1999 and May 2000, the Federal Reserve Board shifted its bias towards easing rates as the economy was clearly slowing. Evidence of a weaker environment had materialized in many interest-sensitive sectors in the second half of 2000, including retail, autos and manufacturing. Third quarter 2000 U.S. GDP growth of 2.2% was considerably lower than the second quarter's growth of 5.6%, and more recent data pointed towards a further deceleration in the fourth quarter. In addition, by the end of the year, a dramatic downward shift in technology and telecommunications spending further exacerbated the slowdown. Companies across a broad spectrum of industries continued to announce less-than-expected revenues and earnings growth and lowered forecasts for both the quarter and 2001. Analysts slashed estimates for individual companies' growth, with the negative earnings revisions accelerating to a pace seldom seen before. As a result, stock prices weakened generally and a number of specific sectors were hit hard.

        The re-calibration of expectations in the technology sector was probably the most pronounced, creating unprecedented uncertainty and volatility. Stock prices, which reached extremely high levels in many industries within technology, peaked towards the end of the first quarter and began a bruising downward spiral through the end of the year. With the high expectations and rich valuations that had been placed on many stocks, investors became more nervous about the tech sector's sensitivity to broader economic conditions.

        Conversely, some of the groups previously hurt by macroeconomic factors and lowered expectations during the first three quarters began to recover by year-end. Investors anticipated a better operating environment in the wake of probable interest rate cuts by the Fed. Performance of retail and cyclical stocks improved, despite the eroding operating environment. Consumer products companies regained their status as a safe haven, as investors overlooked companies' operational miscues from earlier in the year.

        Defensive sectors, including utilities, financials, and energy stocks, posted solid returns after the first quarter and through the end of the year, albeit with more moderate performance in the fourth quarter. Pharmaceutical stocks also performed well, overcoming concerns about potential price regulation during the election period. Unlike most broad market averages, defensive groups posted positive returns for the fourth quarter as well as for the year, and were beneficiaries from the rotation out of technology.

FACTORS AFFECTING PERFORMANCE

        As the fundamental backdrop was changing, the Fund's equity portfolio was positioned more defensively to protect against the slowing environment. In 2000, the technology position shifted from a significant overweight to an underweight by year-end. Semiconductor stocks were especially weak during 2000, falling precipitously as uncertainty about the duration of their growth cycle emerged. Reducing the Fund's exposure to this group had a positive impact on relative performance for the quarter and the year.

        Pharmaceutical stocks were strong for the year especially the fourth quarter. Although weak in the fourth quarter, many biotech stocks exhibited stronger performance for the year. An underweight in interest sensitive stocks, including banks, financials and utilities hurt performance as investors rotated out of tech stocks and into these sectors.

        The best performing fixed-income sector was the U.S. Treasury market, which benefited from two developments during the year. First, the federal budget surplus led the government to announce buybacks of

 Dresdner RCM Balanced Fund
 Management's Performance Review
Treasury notes and bonds, thus reducing supply. Second, the slowing economy created a flight to quality, more so in the latter part of 2000. The Fund's emphasis on non-Treasury sectors such as corporate bonds hurt performance, particularly in the first quarter. However, its emphasis on Treasury securities in the fourth quarter made up for some of that shortfall.

        For much of the year, the Fund was also overweighted in asset-backed securities, which offered attractive yields without the credit concerns; these securities are backed by credit card receivables, home equity loans and commercial mortgages that have been securitized. Some mortgage-backed securities began to underperform late in the fourth quarter as interest rates declined. The Fund also holds Treasury Inflation Protected Securities (TIPs). First issued by the U.S. Treasury in early 1997, TIPS offer a fixed interest rate and a principal amount that is adjusted for inflation. In a falling interest rate environment in which inflation isn't declining, TIPs offer a dual benefit.

OUTLOOK

        With the rapid deceleration that appears to be occurring in technology and consumer spending, the risk of a hard economic landing or outright recession is increasing. The Federal Reserve has taken the extraordinary step of lowering the Fed Funds target by 0.50% prior to its January meeting, signaling its willingness to lower rates again if necessary. As the economy slows, it is likely that investors will continue to be concerned about the potential of a hard landing and the impact on corporate profits. This will likely add to the already high level of volatility of stock prices. If actions taken by the Federal Government help boost the economy, the portfolio may become more aggressive in the future.

 Dresdner RCM Balanced Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/15/99 - 06/30/00)(e)

                                          BLENDED S&P 500
                              LEHMAN          /LEHMAN
                             BROTHERS        BROTHERS
       CLASS I  S&P 500   AGGREGATE BOND     AGGREGATE
       SHARES   INDEX(A)     INDEX(B)      BOND INDEX(C)
12/99  $10,000   $10,000         $10,000          $10,000
12/99  $10,650   $10,400          $9,938          $10,215
1/00   $10,500    $9,878          $9,905           $9,894
2/00   $10,670    $9,691         $10,025           $9,829
3/00   $11,240   $10,639         $10,157          $10,458
4/00   $10,875   $10,318         $10,128          $10,257
5/00   $10,584   $10,107         $10,123          $10,129
6/00   $10,945   $10,356         $10,333          $10,363
7/00   $10,886   $10,194         $10,427          $10,304
8/00   $11,339   $10,827         $10,579          $10,747
9/00   $10,957   $10,256         $10,645          $10,434
10/00  $10,886   $10,213         $10,716          $10,435
11/00  $10,239    $9,408         $10,891          $10,010
12/00  $10,369    $9,454         $11,094          $10,114

PERFORMANCE(d)
DECEMBER 31, 2000

                                                        CUMULATIVE
                                               SINCE      SINCE
BALANCED FUND                        1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(e)       -2.64%    3.55%       3.69%
S&P 500 Index
Average Annual Total Return(a)       -9.10%   -5.26%      -5.46%
Lehman Brothers Aggregate Bond
Index
Average Annual Total Return(b)       11.63%   10.49%      10.94%
Blended S&P 500 Index/Lehman
Brothers Aggregate Bond Index
Average Annual Total Return(c)       -0.99%    1.09%       1.14%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The Lehman Brothers Aggregate Bond Index, which is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
(c) The Blended S&P 500/Lehman Brothers Aggregate Bond Index is a blended index comprised of the performance of the two indexes weighted 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e)  Class I shares commenced operations on December 15, 1999.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              6.2%
                     CAPITAL GOODS                              4.5%
       900    US     General Dynamics Corp.                           $    70,200
    23,600    US     General Electric Co.                               1,131,325
    11,450    BH     Tyco International Ltd.                              635,475
                                                                      -----------
                                                                        1,837,000
                                                                      -----------
                     COMMERCIAL SERVICES & SUPPLIES             1.5%
     7,100    US     Enron Corp.                                          590,187
                                                                      -----------
                     TRANSPORTATION                             0.2%
     1,000    US     United Parcel Service Inc.
                     (Class B)                                             58,812
                                                                      -----------
CONSUMER DISCRETIONARY SECTOR                                   4.5%
                     CONSUMER DURABLES & APPAREL                0.5%
     3,500    US     Nike Inc. (Class B)                                  195,344
                                                                      -----------
                     MEDIA                                      1.3%
     4,500    US     Clear Channel Communications
                     Inc. *                                               217,968
     6,350    US     Time Warner Inc.                                     331,724
                                                                      -----------
                                                                          549,692
                                                                      -----------
                     RETAILING                                  2.7%
     9,000    US     Costco Wholesale Corp. *                             359,437
     3,400    US     Home Depot Inc.                                      155,338
     7,500    US     Target Corp.                                         241,875
     6,000    US     Wal-Mart Stores Inc.                                 318,750
                                                                      -----------
                                                                        1,075,400
                                                                      -----------
CONSUMER STAPLES SECTOR                                         4.3%
                     FOOD & DRUG RETAILING                      2.2%
    15,000    US     SYSCO Corp.                                          450,000
    10,000    US     Walgreen Co.                                         418,125
                                                                      -----------
                                                                          868,125
                                                                      -----------
                     FOOD, BEVERAGE & TOBACCO                   0.7%
     4,000    US     Anheuser-Busch Cos. Inc.                             182,000
     1,800    US     Coca Cola Co.                                        109,688
                                                                      -----------
                                                                          291,688
                                                                      -----------
                     HOUSEHOLD & PERSONAL PRODUCTS              1.4%
     2,500    US     Colgate-Palmolive Co.                                161,375

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     HOUSEHOLD & PERSONAL PRODUCTS
                     (CONTINUED)
     5,500    US     Estee Lauder Cos. Inc. (Class
                     A)                                               $   240,968
     2,100    US     Procter & Gamble Co.                                 164,719
                                                                      -----------
                                                                          567,062
                                                                      -----------
ENERGY SECTOR                                                   2.0%
                     ENERGY                                     2.0%
       800    US     Chevron Corp.                                         67,550
     3,600    US     Schlumberger Ltd.                                    287,775
    10,000    US     Weatherford International Inc.                       472,500
                                                                      -----------
                                                                          827,825
                                                                      -----------
FINANCIAL SECTOR                                                5.1%
                     BANKS                                      1.0%
     2,000    US     Bank of New York Inc.                                110,375
     6,000    US     Citigroup Inc.                                       306,375
                                                                      -----------
                                                                          416,750
                                                                      -----------
                     DIVERSIFIED FINANCIALS                     0.4%
     1,900    US     Federal National Mortgage
                     Association                                          164,825
                                                                      -----------
                     INSURANCE                                  3.7%
     3,600    BH     ACE Ltd.                                             152,775
     8,200    US     American International Group
                     Inc.                                                 808,212
     4,500    US     Marsh & McLennan Cos. Inc.                           526,500
                                                                      -----------
                                                                        1,487,487
                                                                      -----------
HEALTH CARE SECTOR                                             16.2%
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                   1.7%
     3,100    US     Applera Corp. - Applied
                     Biosystems Group *                                   291,594
     4,500    US     Inhale Therapeutic Systems
                     Inc. *                                               227,250
     1,900    US     Waters Corp. *                                       158,650
                                                                      -----------
                                                                          677,494
                                                                      -----------
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             14.5%
    12,000    US     Amgen Inc. *                                         767,250
     5,000    US     Bristol-Myers Squibb Co.                             369,687
     3,000    US     Eli Lilly & Co.                                      279,188
     5,200    US     Genentech Inc. *                                     423,800
     8,000    UK     GlaxoSmithKline PLC (ADR)                            448,000
     1,600    US     Human Genome Sciences Inc. *                         110,900
       900    US     Johnson & Johnson                                     94,556

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY (CONTINUED)
     2,300    US     MedImmune Inc. *                                 $   109,681
     5,500    US     Merck & Co. Inc.                                     514,937
     6,700    US     Millennium Pharmaceuticals
                     Inc. *                                               414,563
    31,000    US     Pfizer Inc.                                        1,426,000
    10,100    US     Pharmacia Corp.                                      616,100
     5,000    US     Schering-Plough Corp.                                283,750
                                                                      -----------
                                                                        5,858,412
                                                                      -----------
TECHNOLOGY SECTOR                                              12.2%
                     COMMUNICATIONS EQUIPMENT                   5.5%
    18,000    US     Cisco Systems Inc. *                                 688,500
     3,000    US     Corning Inc.                                         158,438
       775    US     Juniper Networks Inc. *                               97,698
    15,250    FI     Nokia Oyj (ADR)                                      663,375
     4,600    US     QUALCOMM Inc. *                                      378,062
     1,500    US     SDL Inc. *                                           222,281
                                                                      -----------
                                                                        2,208,354
                                                                      -----------
                     COMPUTERS & PERIPHERALS                    2.5%
     8,200    US     EMC Corp. *                                          545,300
     5,500    US     Hewlett-Packard Co.                                  173,594
     1,300    US     International Business
                     Machines Corp.                                       110,500
     6,600    US     Sun Microsystems Inc. *                              183,975
                                                                      -----------
                                                                        1,013,369
                                                                      -----------
                     INTERNET SOFTWARE & SERVICES               0.7%
     5,500    US     America Online Inc. *                                191,400
     3,200    US     Yahoo Inc. *                                          96,550
                                                                      -----------
                                                                          287,950
                                                                      -----------
                     SEMICONDUCTORS & INSTRUMENTS               0.8%
    11,000    US     Intel Corp.                                          332,750
                                                                      -----------
                     SOFTWARE                                   2.7%
    10,900    US     Microsoft Corp. *                                    472,787
    12,000    US     Oracle Corp. *                                       348,750

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     SOFTWARE (CONTINUED)
     1,300    US     Siebel Systems Inc. *                            $    87,913
     2,200    US     VERITAS Software Corp. *                             192,500
                                                                      -----------
                                                                        1,101,950
                                                                      -----------
TELECOMMUNICATION SERVICES SECTOR                               4.9%
                     TELECOMMUNICATION SERVICES                 4.9%
     6,000    US     Nextel Communications Inc.
                     (Class A) *                                          148,500
    16,400    US     Qwest Communications
                     International Inc. *                                 672,400
     8,800    US     SBC Communications Inc.                              420,200
     6,500    BH     TyCom Ltd. *                                         145,438
    10,500    UK     Vodafone Group PLC (ADR)                             376,031
    15,100    US     WorldCom Inc.                                        211,400
                                                                      -----------
                                                                        1,973,969
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $24,527,989)                    55.4%   22,384,445
                                                                      -----------
   FACE
  AMOUNT
----------
DEBT INVESTMENTS
                     ASSET-BACKED SECURITIES                    1.4%
$   80,000    US     Asset Securitization Corp.,
                     Series 1997-MD7, Class A1B,
                     7.410%, maturing 01/13/30                             82,475
    15,000    US     Carco Auto Loan Master Trust,
                     Series 1999-4, Class A,
                     6.430%, maturing 11/15/04                             15,149
   100,000    US     Citibank Credit Card Master
                     Trust I, Series 1999-5, Class
                     A,
                     6.100%, maturing 05/15/08                             99,924
   165,000    US     Discover Card Master Trust I,
                     Series 1999-6, Class A,
                     6.850%, maturing 07/17/07                            165,708
   100,000    US     Ford Credit Auto Owner Trust,
                     Series 2000-C, Class B,
                     7.500%, maturing 10/15/04                            102,392
    40,000    US     Green Tree Financial Corp.,
                     Series 1998-6, Class A6,
                     6.270%, maturing 07/01/21                             38,837
    15,000    US     Green Tree Home Equity Loan
                     Trust, Series 1999-A,
                     Class A5,
                     6.130%, maturing 02/15/19                             14,586
    60,000    US     MBNA Master Credit Card Trust,
                     Series 1996-D, Class A,
                     6.860%, maturing 09/15/03                             60,034
                                                                      -----------
                                                                          579,105
                                                                      -----------
                     COLLATERALIZED MORTGAGE
                     OBLIGATIONS                                2.3%
    55,000    US     Chase Commercial Mortgage
                     Securities Corp.,
                     Series 1999-2, Class A2,
                     7.198%, maturing 11/15/09                             57,687

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                      % OF        MARKET VALUE
AMOUNT      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
                     COLLATERALIZED MORTGAGE
                     OBLIGATIONS (CONTINUED)
$   95,000    US     Chase Commercial Mortgage
                     Securities Corp.,
                     Series 2000-2, Class A2,
                     7.631%, maturing 06/15/10                        $   101,793
   100,000    US     Commercial Mortgage Asset
                     Trust, Series 1999-C2,
                     Class A2,
                     7.546%, maturing 12/17/09                            106,169
   165,000    US     Commercial Mortgage Asset
                     Trust, Series 1999-C1,
                     Class A3,
                     6.640%, maturing 09/17/10                            164,477
    65,000    US     Credit Suisse First Boston
                     Mortgage Securities Corp.,
                     Series 1999-C1, Class A2,
                     7.290%, maturing 09/15/09                             68,371
   150,000    US     DLJ Commercial Mortgage Corp.,
                     Series 1999-CG2, Class A1B,
                     7.300%, maturing 06/10/09                            156,886
    25,000    US     Green Tree Financial Corp.,
                     Series 1998-2, Class A5,
                     6.240%, maturing 11/01/16                             25,052
   150,000    US     LB Commercial Conduit Mortgage
                     Trust, Series 1998-C1, Class
                     A3,
                     6.480%, maturing 01/18/08                            150,743
    65,000    US     Nomura Asset Securities Corp.,
                     Series 1998-D6, Class A1B,
                     6.590%, maturing 03/17/28                             65,566
    14,879    US     Oakwood Mortgage Investors
                     Inc., Series 1998-B, Class A3,
                     6.200%, maturing 01/15/15                             14,854
                                                                      -----------
                                                                          911,598
                                                                      -----------
                     CORPORATE BONDS                            5.1%
   105,000    BH     Tyco International Group S.A.,
                     6.875%, maturing 01/15/29                             97,195
    70,000    CA     Hydro-Quebec,
                     8.050%, maturing 07/07/24                             80,359
   105,000    CA     Quebec Province,
                     8.625%, maturing 01/19/05                            113,525
    40,000    DE     Deutsche Telekom International
                     Finance BV,
                     8.000%, maturing 06/15/10                             40,794
   110,000    FR     Axa S.A.,
                     8.600%, maturing 12/15/30                            113,581
    35,000    UK     Barclays Bank PLC (144A),
                     8.550%, maturing 06/15/11                             36,770
    35,000    UK     British Telecommunications
                     PLC,
                     8.625%, maturing 12/15/30                             34,858
    40,000    UK     HSBC Capital Funding LP
                     (144A),
                     10.176%, maturing 12/31/49                            45,929
   105,000    US     American General Finance
                     Corp.,
                     6.750%, maturing 11/15/04                            105,993

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                      % OF        MARKET VALUE
AMOUNT      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                     CORPORATE BONDS (CONTINUED)
$   65,000    US     Boeing Co.,
                     6.625%, maturing 02/15/38                        $    61,883
   140,000    US     Burlington Northern Santa Fe
                     Corp.,
                     7.125%, maturing 12/15/10                            142,313
    47,710    US     Continental Airlines Inc.,
                     7.256%, maturing 03/15/20                             48,397
   110,000    US     Delta Air Lines Inc.,
                     7.570%, maturing 11/18/10                            115,504
   150,000    US     El Paso Energy Corp.,
                     6.950%, maturing 12/15/07                            150,573
    45,000    US     General Electric Global
                     Insurance Corp.,
                     7.000%, maturing 02/15/26                             44,026
    90,000    US     GTE Corp.,
                     6.940%, maturing 04/15/28                             83,893
    45,000    US     International Business
                     Machines Corp.,
                     8.375%, maturing 11/01/19                             51,059
    25,000    US     Liberty Media Corp.,
                     8.500%, maturing 07/15/29                             23,512
    55,000    US     MGM Mirage Inc.,
                     8.500%, maturing 09/15/10                             56,699
   110,000    US     Morgan Stanley Dean Witter &
                     Co.,
                     7.125%, maturing 01/15/03                            111,946
    65,000    US     Tennessee Gas Pipeline Co.,
                     7.000%, maturing 10/15/28                             60,566
    50,000    US     Time Warner Inc.,
                     10.150%, maturing 05/01/12                            61,812
    40,000    US     TransAmerica Capital III,
                     7.625%, maturing 11/15/37                             36,431
    40,000    US     United Technologies Corp.,
                     7.500%, maturing 09/15/29                             41,336
    50,000    US     Waste Management Inc.,
                     6.875%, maturing 05/15/09                             47,010
    85,000    US     Wells Fargo & Co.,
                     7.250%, maturing 08/24/05                             88,160
   180,000    US     Xcel Energy Inc.,
                     7.000%, maturing 12/01/10                            178,804
                                                                      -----------
                                                                        2,072,928
                                                                      -----------
                     U.S. GOVERNMENT AND AGENCY
                     BONDS                                     32.1%
       964    US     Federal Home Loan Mortgage
                     Corp.,
                     10.250%, maturing 06/01/09                             1,016
 1,110,000    US     Federal Home Loan Mortgage
                     Corp.,
                     6.875%, maturing 09/15/10                          1,181,972
       451    US     Federal Home Loan Mortgage
                     Corp.,
                     10.750%, maturing 10/01/10                               482

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                      % OF        MARKET VALUE
AMOUNT      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

DEBT INVESTMENTS (CONTINUED)
                     U.S. GOVERNMENT AND AGENCY
                     BONDS (CONTINUED)
$1,000,000    US     Federal Home Loan Mortgage
                     Corp., **
                     8.000%, 30 Year, TBA                             $ 1,025,310
   240,000    US     Federal National Mortgage
                     Association,
                     6.000%, maturing 05/15/08                            240,900
   115,000    US     Federal National Mortgage
                     Association,
                     7.250%, maturing 01/15/10                            124,883
   398,382    US     Federal National Mortgage
                     Association,
                     7.000%, maturing 08/01/15                            402,613
    65,000    US     Federal National Mortgage
                     Association,
                     7.125%, maturing 01/15/30                             72,759
   111,061    US     Federal National Mortgage
                     Association,
                     7.500%, maturing 05/01/30                            112,691
   125,000    US     Federal National Mortgage
                     Association,
                     7.250%, maturing 05/15/30                            142,265
 1,205,000    US     Federal National Mortgage
                     Association, **
                     7.000%, 30 Year, TBA                               1,206,880
 2,035,000    US     Federal National Mortgage
                     Association, **
                     7.500%, 30 Year, TBA                               2,064,874
   315,000    US     Federal National Mortgage
                     Association, **
                     8.000%, 30 Year, TBA                                 322,774
   235,866    US     Government National Mortgage
                     Association,
                     7.500%, maturing 11/15/29                            239,918
   178,996    US     Government National Mortgage
                     Association,
                     8.000%, maturing 04/15/30                            183,695
   325,000    US     United States Treasury Bonds
                     ***
                     6.250%, maturing 08/15/23                            351,507
   255,000    US     United States Treasury Bonds
                     6.625%, maturing 02/15/27                            291,259
   349,265    US     United States Treasury Bonds
                     3.875%, maturing 04/15/29                            357,997
 1,280,000    US     United States Treasury Notes
                     6.375%, maturing 06/30/02                          1,298,803
    30,000    US     United States Treasury Notes
                     6.000%, maturing 08/15/04                             30,848
 1,250,000    US     United States Treasury Notes
                     6.750%, maturing 05/15/05                          1,331,638
 1,900,000    US     United States Treasury Notes
                     5.750%, maturing 08/15/10                          1,991,884
                                                                      -----------
                                                                       12,976,968
                                                                      -----------
TOTAL DEBT INVESTMENTS (COST $16,185,344)                      40.9%   16,540,599
                                                                      -----------
SHORT-TERM INVESTMENTS
                     COMMERCIAL PAPER                          10.4%
   310,000    US     American Express Credit Corp.,
                     6.500%, maturing 01/12/01                            309,384

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                      % OF        MARKET VALUE
AMOUNT      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
                     COMMERCIAL PAPER (CONTINUED)
$  500,000    US     American General Finance
                     Corp.,
                     6.540%, maturing 01/12/01                        $   499,001
   605,000    US     Associates Corp. of North
                     America,
                     6.540%, maturing 01/09/01                            604,121
   180,000    US     Citicorp.,
                     6.520%, maturing 01/12/01                            179,641
   600,000    US     Citigroup Inc.,
                     6.500%, maturing 01/11/01                            598,917
   275,000    US     Coca Cola Co.,
                     6.500%, maturing 01/16/01                            274,255
   130,000    US     Ford Motor Credit Co.,
                     6.540%, maturing 01/12/01                            129,740
   310,000    US     General Electric Co.,
                     6.520%, maturing 01/12/01                            309,383
   605,000    US     IBM Credit Corp.,
                     6.500%, maturing 01/11/01                            603,908
   108,000    US     Prudential Funding Corp.,
                     6.530%, maturing 01/03/01                            107,961
   585,000    US     Prudential Funding Corp.,
                     6.420%, maturing 01/12/01                            583,852
                                                                      -----------
                                                                        4,200,163
                                                                      -----------

  SHARES
----------
                     MONEY MARKET FUNDS                         2.0%
   409,768    US     SSgA Money Market Fund ***                           409,768
   408,921    US     SSgA U.S. Government Money
                     Market Fund ***                                      408,921
                                                                      -----------
                                                                          818,689
                                                                      -----------
TOTAL SHORT-TERM INVESTMENTS (COST $5,018,852)                 12.4%    5,018,852
                                                                      -----------

TOTAL INVESTMENTS (COST $45,732,185)****                      108.7%   43,943,896

                     OTHER ASSETS LESS LIABILITIES             (8.7)%  (3,522,777)
                                                                      -----------
                     NET ASSETS                               100.0%  $40,421,119
                                                                      ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt
144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
** Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At December 31, 2000, the cost of the Fund's forward commitment purchased was $4,565,830.
*** A portion of this security and cash have been segregated to cover the forward commitment purchase.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Balanced Fund
 Portfolio of Investments
 December 31, 2000

Tax Information:

**** For Federal income tax purposes, cost is $45,737,611 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:


Unrealized appreciation                             $1,482,633
Unrealized depreciation                             (3,276,348)
                                                    ----------
Net unrealized depreciation                         $(1,793,715)
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                    ---------------------------------------
                           COUNTRY                    SHORT-TERM
COUNTRY                     CODE    EQUITIES   DEBT   AND OTHER     TOTAL

---------------------------------------------------------------------------
Bermuda                      BH        2.3%    0.3%                  2.6%
Canada                       CA                0.5%                  0.5%
Finland                      FI        1.7%                          1.7%
France                       FR                0.3%                  0.3%
Germany                      DE                0.1%                  0.1%
United Kingdom               UK        2.0%    0.3%                  2.3%
United States                US       49.4%   39.4%       3.7%      92.5%
                                    ------    ----     ------      -----
  Total                               55.4%   40.9%       3.7%     100.0%
                                    ======    ====     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        Despite the slower than expected global economic growth, the Dresdner RCM Global Equity Fund outperformed its primary benchmark in 2000 by 315 basis points. For the year ended December 31, 2000, the Fund declined 10.80% while the Fund's primary benchmark, the MSCI All Country World Free Index ("ACWI"), returned -13.95% and its secondary benchmark, the S&P 500 Index returned -9.10%. For the fourth quarter, the Fund returned -9.31% while the MSCI ACWI Index fell 6.50% and the S&P 500 Index returned -7.82%.

MARKET REVIEW

        The contrast between the first and final quarters of 2000 was marked. The year began with continued strength and momentum in the New Economy sectors. Technology, telecommunications and media were up 9.9%, 4.4% and 13.4% respectively, in the first quarter. Conversely, by year-end, the global equity markets experienced a violent sector reversal as investors rotated out of these formerly stellar sectors. Technology plummeted to -30.2% and telecommunications lost -14.9%. By the fourth quarter, investors favored the more defensive sectors such as consumer staples, up 15.6% and health care, up 8.4%.

        Overall, the market euphoria of 1999 was quelled by tighter monetary policy throughout the United States and Europe. Even Japan, which had historically high unemployment figures and maintained a benign monetary policy during the first half of 2000, raised interest rates in the third quarter, a first since 1990. Whether the increase in rates was to control inflation (a result of higher oil prices and a weak Euro) as it was with the European Central Bank, or like the Bank of Japan, intended to sustain a rebound in the economy, the outcome was the same -- a weaker global economy with growth stocks underperforming as a result.

        The economic slowdown was apparent in each of the major regions: U.S. third-quarter gross domestic product (GDP) growth of 2.2% represented a four-year low; European GDP growth slowed to a 2.8% annualized rate in the third quarter; and Japanese economic growth decreased to a 1.0% annualized rate after beginning the year with a remarkable 10% recovery in GDP.

FACTORS AFFECTING PERFORMANCE

        Early in 2000, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, made the decision to overweight the New Economy sectors, sectors that offered extraordinary growth potential, specifically technology and telecommunications. During the first quarter, this decision and favorable stock selection within the U.S. and Germany, positively impacted the Fund's performance. Rather than attempt to time a sector rotation, Dresdner RCM did not alter this strategy in the second quarter, taking into consideration that many companies in these sectors outside the U.S., lagged their counterparts here. This decision hurt performance as monetary policy continued to tighten worldwide and these sectors lost favor to Old Economy stocks.

        Superior stock selections within the communications equipment industry (SDL, Corning and CIENA in the U.S.) helped mitigate much of the underperformance from exposure to the Japanese brokerage companies and select Internet stocks for the second quarter.

        Offsetting the negative impact of the market's reverse that favored the New Economy high growth stocks, was the Fund's overweight in pharmaceuticals and biotechnology. This strategy added value both in the second and the third quarters.

        During the third quarter, despite the overweight in telecommunications services and communications equipment dampening performance, Dresdner RCM's conviction to maintain telecommunications holdings strengthened. The race of service providers to offer faster data and Internet communications over mobile phones was in progress. Dresdner RCM believes that manufacturers of this technology are poised to gain from an investment boom on behalf of the service providers, and this should translate into both higher infrastructure spending and increased demand for more sophisticated cellular handsets. This theme has yet to fully play out, however. In the fourth quarter, technology stock selection, Nokia, in particular, positively impacted the Fund's performance.

 Dresdner RCM Global Equity Fund
 Management's Performance Review

        After the first half of 2000, defensive-oriented sectors such as utilities and finance rebounded and excelled. By the third quarter, the Fund began increasing the size of its European financial position, based upon a possible plateau of U.S. and European interest rates, a growing equity culture in these countries, as well as the prospect of significant pension reform in this region. Policymakers are introducing tax-advantaged savings plans similar to 401(k) plans in the U.S. Firms with asset management capabilities will be the greatest beneficiaries of this expected boom in savings. Furthermore, those banks with asset management should be able to leverage their distribution channels for growth in this area (UBS in Switzerland, Deutsche Bank in Germany and UniCredito Italiano in Italy). By year-end, superior stock selection in financials (i.e., XL Capital, Freddie Mac, and Ace Limited in the U.S., Swiss Re in Switzerland) helped to offset the negative effects of the market shift away from the growth style.

OUTLOOK

        Dresdner RCM expects the market environment to remain relatively negative in the short-term as the prospects for a hard global economic landing continue to mount. Central banks may begin to ease monetary policy in the new year. As of the time of this writing, in a surprise move, the United States Federal Reserve took the extraordinary step of lowering the Fed Funds target rate 50 basis points prior to the scheduled January meeting. However, a move toward easing globally may not be enough to avert a major economic slowdown. It would not be surprising, therefore, to see companies continue to pre-announce lower than expected earnings growth figures. Within that context, Dresdner RCM will likely continue to stress the quality aspect of the stocks in the Fund. Quality can be viewed within the context of visible earnings growth and a strong balance sheet, such that a company is not dependent upon capital markets for financing. Based upon this strategy, the Fund ended the year and moved into 2001 overweighted in the health care and financials sectors and underweighted in the cyclically sensitive sectors (i.e., commercial goods and services, consumer discretionary, and materials).

 Dresdner RCM Global Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 12/31/00)(d)

       CLASS I SHARES  S&P 500 INDEX(A)  MSCI-ACWI FREE(B)
12/98         $10,000           $10,000            $10,000
1/99          $10,300           $10,418            $10,204
2/99           $9,940           $10,094             $9,948
3/99          $10,430           $10,498            $10,396
4/99          $10,520           $10,904            $10,845
5/99          $10,160           $10,647            $10,462
6/99          $11,000           $11,238            $10,983
7/99          $11,130           $10,887            $10,938
8/99          $11,320           $10,833            $10,925
9/99          $11,380           $10,536            $10,807
10/99         $12,260           $11,203            $11,353
11/99         $13,850           $11,430            $11,707
12/99         $16,220           $12,104            $12,682
1/00          $15,759           $11,496            $11,998
2/00          $17,266           $11,279            $12,039
3/00          $17,266           $12,382            $12,830
4/00          $15,934           $12,009            $12,254
5/00          $14,919           $11,763            $11,935
6/00          $16,292           $12,052            $12,246
7/00          $15,852           $11,864            $11,886
8/00          $17,009           $12,601            $12,255
9/00          $15,954           $11,936            $11,582
10/00         $15,493           $11,885            $11,355
11/00         $13,997           $10,949            $10,651
12/00         $14,469           $11,003            $10,913

PERFORMANCE(c)
DECEMBER 31, 2000

                                                         CUMULATIVE
                                                SINCE      SINCE
GLOBAL EQUITY FUND                   1 YEAR   INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)       -10.80%   20.29%      44.69%
S&P 500 Stock Index
Average Annual Total Return(a)        -9.10%    4.89%      10.03%
MSCI-ASWI Free
Average Annual Total Return(b)       -13.95%    4.46%       9.13%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(b) The MSCI All Country World Free Index ("ACWI") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries in the Americas, Europe/Middle East, and Asia/Pacific regions. The Index is calculated without dividends or with gross dividends reinvested, in both U.S. Dollars and local currencies. The MSCI ACWI Free Index excludes closed markets and those shares in otherwise free markets, which are not purchasable by foreigners.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 30, 1998.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             6.0%
                    CAPITAL GOODS                              4.2%
      100    US     General Dynamics Corp.                            $    7,800
      530    US     General Electric Co.                                  25,407
      175    NL     Koninklijke (Royal) Philips
                    Electronics N.V. *                                     6,411
    1,000    JP     Mitsubishi Electric Corp.                              6,156
      225    BH     Tyco International Ltd.                               12,487
                                                                      ----------
                                                                          58,261
                                                                      ----------
                    COMMERCIAL SERVICES & SUPPLIES             1.8%
      295    US     Enron Corp.                                           24,522
                                                                      ----------
CONSUMER DISCRETIONARY SECTOR                                 11.7%
                    AUTOMOBILES & COMPONENTS                   0.7%
      300    JP     Toyota Motor Corp.                                     9,588
                                                                      ----------
                    CONSUMER DURABLES & APPAREL                3.4%
      190    US     Electronic Arts Inc. *                                 8,099
      950    JP     Matsushita Electric Industrial
                    Co. Ltd. (ADR)                                        22,206
      600    JP     Sanyo Electric Co. Ltd.                                4,991
      150    JP     Sony Corp. (ADR)                                      10,463
                                                                      ----------
                                                                          45,759
                                                                      ----------
                    HOTELS, RESTAURANTS & LEISURE              2.7%
    1,650    UK     Granada Compass PLC                                   17,956
      240    US     McDonald's Corp.                                       8,160
      245    US     Starbucks Corp. *                                     10,841
                                                                      ----------
                                                                          36,957
                                                                      ----------
                    MEDIA                                      2.5%
      180    US     Comcast Corp. (Class A) *                              7,515
      160    US     Gemstar-TV Guide International
                    Inc. *                                                 7,380
      185    US     Time Warner Inc.                                       9,665
      150    FR     Vivendi Universal S.A. *                               9,872
                                                                      ----------
                                                                          34,432
                                                                      ----------
                    RETAILING                                  2.4%
      165    US     Home Depot Inc.                                        7,538

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RETAILING (CONTINUED)
      420    US     Target Corp.                                      $   13,545
      230    US     Wal-Mart Stores Inc.                                  12,219
                                                                      ----------
                                                                          33,302
                                                                      ----------
CONSUMER STAPLES SECTOR                                        9.2%
                    FOOD & DRUG RETAILING                      2.3%
      170    US     Safeway Inc. *                                        10,625
    5,324    UK     Tesco PLC                                             21,692
                                                                      ----------
                                                                          32,317
                                                                      ----------
                    FOOD, BEVERAGE & TOBACCO                   5.0%
      400    BR     Companhia de Bebidas das
                    Americas (ADR)                                        10,300
      200    MX     Fomento Economico Mexicano
                    S.A. de C.V. (ADR)                                     5,975
      400    BE     Interbrew *                                           13,940
       11    CH     Nestle S.A.                                           25,659
      125    US     The Quaker Oats Co.                                   12,172
                                                                      ----------
                                                                          68,046
                                                                      ----------
                    HOUSEHOLD & PERSONAL PRODUCTS              1.9%
      270    US     Avon Products Inc.                                    12,926
      170    US     Estee Lauder Cos. Inc. (Class
                    A)                                                     7,448
      400    UK     Reckitt Benckiser PLC                                  5,509
                                                                      ----------
                                                                          25,883
                                                                      ----------
ENERGY SECTOR                                                  7.2%
                    ENERGY                                     7.2%
      200    CA     Alberta Energy Co. Ltd.                                9,561
      800    UK     BP Amoco PLC                                           6,453
    1,200    IT     ENI S.p.A.                                             7,661
      175    US     Exxon Mobil Corp.                                     15,214
    2,320    UK     Shell Transport & Trading Co.                         19,026
      260    US     Tosco Corp.                                            8,824
      110    FR     Total Fina Elf S.A.                                   16,358
      350    US     Transocean Sedco Forex Inc.                           16,100
                                                                      ----------
                                                                          99,197
                                                                      ----------
FINANCIAL SECTOR                                              26.0%
                    BANKS                                      6.0%
      145    US     Bank of New York Inc.                                  8,002
      140    US     Citigroup Inc.                                         7,149
      700    AU     Commonwealth Bank of Australia                        12,020
       85    DE     Deutsche Bank AG                                       7,143

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    BANKS (CONTINUED)
      680    UK     Royal Bank of Scotland Group
                    PLC                                               $   16,070
    1,000    JP     Sumitomo Bank Ltd.                                    10,271
       85    CH     UBS AG                                                13,874
    1,450    IT     UniCredito Italiano S.p.A.                             7,583
                                                                      ----------
                                                                          82,112
                                                                      ----------
                    DIVERSIFIED FINANCIALS                     9.2%
      310    US     Federal Home Loan Mortgage
                    Corp.                                                 21,351
      399    NL     Fortis (NL) N.V.                                      12,961
      425    US     Golden State Bancorp Inc.                             13,361
      800    UK     HSBC Holdings PLC                                     11,898
    1,000    JP     Nikko Securities Co. Ltd.                              7,749
    1,000    JP     Nomura Securities Co. Ltd.                            17,995
      600    JP     Sumitomo Trust & Banking Co.
                    Ltd.                                                   4,082
      275    US     USA Education Inc.                                    18,700
      350    US     Washington Mutual Inc.                                18,572
                                                                      ----------
                                                                         126,669
                                                                      ----------
                    INSURANCE                                  9.9%
      590    BH     ACE Ltd.                                              25,038
       40    DE     Allianz AG                                            14,969
      160    US     American International Group
                    Inc.                                                  15,770
      420    US     John Hancock Financial
                    Services Inc.                                         15,803
       42    DE     Muenchener
                    Rueckversicherungs-Gesellschaft
                    AG                                                    15,026
      450    UK     Prudential Corp. PLC                                   7,240
        6    CH     Swiss Re                                              14,384
      310    BH     XL Capital Ltd. (Class A)                             27,086
                                                                      ----------
                                                                         135,316
                                                                      ----------
                    REAL ESTATE                                0.9%
    1,000    HK     Cheung Kong (Holdings) Ltd.
                    (ADR)                                                 12,700
                                                                      ----------
HEALTH CARE SECTOR                                            16.5%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                   2.9%
       90    US     Applera Corp. - Applied
                    Biosystems Group *                                     8,466
      270    US     Cytyc Corp. *                                         16,892
      175    US     Waters Corp. *                                        14,612
                                                                      ----------
                                                                          39,970
                                                                      ----------
                    HEALTH CARE PROVIDERS &
                    SERVICES                                   0.8%
      400    US     IMS Health Inc.                                       10,800
                                                                      ----------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                             12.8%
      225    US     Amgen Inc. *                                          14,386

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
      100    US     Genentech Inc. *                                  $    8,150
      900    UK     GlaxoSmithKline PLC *                                 25,410
      215    US     Johnson & Johnson                                     22,588
      150    US     MedImmune Inc. *                                       7,153
      160    US     Merck & Co. Inc.                                      14,980
        8    CH     Novartis AG                                           14,144
      675    US     Pfizer Inc.                                           31,157
      400    US     Pharmacia Corp.                                       24,400
      130    US     Schering-Plough Corp.                                  7,378
      220    CH     Serono S.A. (ADR) *                                    5,266
                                                                      ----------
                                                                         175,012
                                                                      ----------
TECHNOLOGY SECTOR                                             15.2%
                    COMMUNICATIONS EQUIPMENT                   7.9%
      640    US     Cisco Systems Inc. *                                  24,480
      135    US     Comverse Technology Inc. *                            14,664
       65    US     Juniper Networks Inc. *                                8,194
      675    US     Motorola Inc.                                         13,669
      650    FI     Nokia Oyj                                             28,987
       90    US     QUALCOMM Inc. *                                        7,397
      900    SE     Telefonaktiebolaget LM
                    Ericsson AB (B Shares) *                              10,254
                                                                      ----------
                                                                         107,645
                                                                      ----------
                    COMPUTERS & PERIPHERALS                    1.9%
      185    US     EMC Corp. *                                           12,302
      165    US     International Business
                    Machines Corp.                                        14,025
                                                                      ----------
                                                                          26,327
                                                                      ----------
                    SEMICONDUCTORS & INSTRUMENTS               1.1%
       80    DE     Epcos AG *                                             6,947
      275    US     Intel Corp.                                            8,319
                                                                      ----------
                                                                          15,266
                                                                      ----------
                    SOFTWARE                                   4.3%
      300    UK     Amdocs Ltd. *                                         19,875
       65    IS     Check Point Software
                    Technologies Ltd. *                                    8,682
      425    US     Microsoft Corp. *                                     18,434

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    SOFTWARE (CONTINUED)
      110    US     Siebel Systems Inc. *                             $    7,439
       60    US     VeriSign Inc. *                                        4,451
                                                                      ----------
                                                                          58,881
                                                                      ----------
TELECOMMUNICATION SERVICES SECTOR                              7.3%
                    TELECOMMUNICATION SERVICES                 7.3%
      270    US     American Tower Corp. (Class A)
                    *                                                     10,226
      175    US     BellSouth Corp.                                        7,164
      200    US     Crown Castle International
                    Corp. *                                                5,413
      250    US     Nextel Communications Inc.
                    (Class A) *                                            6,188
        1    JP     NTT DoCoMo Inc.                                       17,250
      275    US     Qwest Communications
                    International Inc. *                                  11,275
      600    ES     Telefonica S.A. *                                      9,914
    6,657    UK     Vodafone Group PLC                                    24,413
       75    US     VoiceStream Wireless Corp. *                           7,547
                                                                      ----------
                                                                          99,390
                                                                      ----------
UTILITIES SECTOR                                               3.4%
                    UTILITIES                                  3.4%
      215    US     AES Corp. *                                           11,905
    5,100    UK     Centrica PLC                                          19,751
      800    UK     National Grid Group PLC                                7,272
      175    US     Reliant Energy Inc.                                    7,580
                                                                      ----------
                                                                          46,508
                                                                      ----------
TOTAL EQUITY INVESTMENTS (COST $1,364,007)                   102.5%    1,404,860
                                                                      ----------
SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                         1.3%
    9,118    US     SSgA Money Market Fund                                 9,118
    9,326    US     SSgA U.S. Government Money
                    Market Fund                                            9,326
                                                                      ----------
TOTAL SHORT-TERM INVESTMENTS (COST $18,444)                    1.3%       18,444
                                                                      ----------

TOTAL INVESTMENTS (COST $1,382,451)**                        103.8%    1,423,304

                    OTHER ASSETS LESS LIABILITIES             (3.8)%     (52,619)
                                                                      ----------
                    NET ASSETS                               100.0%   $1,370,685
                                                                      ==========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Equity Fund
 Portfolio of Investments
 December 31, 2000

Tax Information:

** For Federal income tax purposes, cost is $1,388,372 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $165,991
Unrealized depreciation                             (131,059)
                                                    --------
Net unrealized appreciation                         $ 34,932
                                                    ========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Australia                         AU        0.9%                  0.9%
Bermuda                           BH        4.7%                  4.7%
Belgium                           BE        1.0%                  1.0%
Brazil                            BR        0.8%                  0.8%
Canada                            CA        0.7%                  0.7%
Finland                           FI        2.1%                  2.1%
France                            FR        1.9%                  1.9%
Germany                           DE        3.2%                  3.2%
Hong Kong                         HK        0.9%                  0.9%
Israel                            IS        0.6%                  0.6%
Italy                             IT        1.1%                  1.1%
Japan                             JP        8.1%                  8.1%
Mexico                            MX        0.4%                  0.4%
Netherlands                       NL        1.4%                  1.4%
Spain                             ES        0.7%                  0.7%
Sweden                            SE        0.8%                  0.8%
Switzerland                       CH        5.4%                  5.4%
United Kingdom                    UK       14.8%                 14.8%
United States                     US       53.0%       (2.5)%    50.5%
                                         ------     -------     -----
  Total                                   102.5%       (2.5)%   100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review

        A continuing emphasis in the technology sector as well as a very challenging investment environment for global small cap growth investors led the Dresdner RCM Global Small Cap Fund to underperform its benchmark during 2000. For the 12-month period ended December 31, 2000, the Dresdner RCM Global Small Cap Fund returned -13.88% and -13.84% for the Class I and Class N shares, respectively. In comparison, the MSCI Small Cap World Index produced a return of -1.60%. Much of the shortfall took place in the fourth quarter, when the Dresdner RCM Global Small Cap Fund returned -21.50% and -21.54% for the Class I and Class N shares, respectively. In comparison, the MSCI Small Cap World Index produced a return of -6.12%.

MARKET REVIEW

        A bear market took hold of the U.S. technology markets in 2000, causing the Nasdaq Composite to decline 39%, the worst year in its 30-year history. Technology investing largely dominates U.S. small cap growth, but even non-technology areas were adversely impacted by the sudden deceleration in U.S. economic growth. At the same time, the U.S. dollar began to weaken against the Euro in December, which benefited Europe. Meanwhile, Japan's stock market remained weak because an economic recovery that appeared on track earlier in 2000 started to slip. As a result, the Japanese market for small caps, which did so well in 1999, gave back some of its gains in 2000. Emerging markets such as Latin America where liquidity was in short supply tended to move in line with the Nasdaq.

        While technology and communications were poor performers, health care, energy and financial services companies performed better throughout the world. Health care, particularly the pharmaceutical area, regained its status as a growth sector. Energy benefited from rising oil and natural gas prices and financial services stocks appreciated. Regardless of industry or geography, however, investors placed an increasing emphasis on profitability.

FACTORS AFFECTING PERFORMANCE

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, generally searches for high-quality companies where profits are growing at least 15% per year. In addition to profitability, financial strength, market share and a strong management with stock ownership are other critical factors. Because of the Fund's global investment focus, companies must be reasonably valued not just within its geographical location, but also in comparison to other companies in the same industry throughout the world. Finally, it is very important for a company's management to communicate with the investment community, particularly in this challenging market environment.

        In a period of declining economic momentum, the Fund was very careful to avoid valuation risk. For example, a company expecting 50% growth in earnings that was valued at 75 times earnings was not as attractive in the most recent period as a company offering 20% growth selling at 30 times earnings. The reason: the risk of disappointing news was magnified during 2000.

        The Fund took advantage of its ability to shift to more promising markets, reducing its U.S. weighting from about 44% at mid-year to around 36% at year-end, ending with an underweight in Japan and an overweight in Europe. In doing so, the Fund also reduced its dependence on technology by lowering the sector's overall allocation in the Fund.

        Still, these asset allocations are residuals from a bottom-up stock process. The Fund continued to hold shares in Japan, despite the poor sentiment there. For example, Otsuka Kagu, a specialty furniture retailer, benefited from the continuing phase-out of large department stores in Japan. Furniture sales, which had been in decline for a decade, appear to have bottomed and Otsuka Kagu seems well positioned to benefit from a recovery. Another stock held during the year was Kose, a cosmetic and skin care company with a large Asia ex-Japan customer base.

        At year-end, technology represented about 11% of the Fund's investment in Japan. MORITEX, a manufacturer of fiber optic equipment and Star Micronics, the world's dominant supplier to Nokia for the mechanism that makes cell phones ring, both continued to perform relatively well during the fourth quarter considering the weak environment for technology and telecommunications stocks.

 Dresdner RCM Global Small Cap Fund
 Management's Performance Review

        In Europe, the Fund's more successful performers during the year included Kaba, a Swiss manufacturer of security systems, H Lundbeck, a Danish drug company, and NH Hoteles, a Spanish chain of mid-priced hotels that is well-positioned for that country's business and tourism market in 2001.

        In North America, the portfolio was helped by its biotechnology investments including OSI Pharmaceuticals and Cell Therapeutics as well as energy investments such as Canadian-based Methanex, a beneficiary of higher natural gas prices.

OUTLOOK

        Stocks that perform well in high-growth markets are likely to remain weak until there is a recovery. In the short run, Japan's market may stabilize temporarily as the country approaches its March 31 fiscal year end, but a major recovery, particular in small caps, is unlikely. As a result, the Fund will likely remain underweight in Japan. Europe will continue to benefit from a stronger Euro and the relative weakness of the U.S. economy, which is why Europe will likely receive an increasing proportion of the Fund's portfolio.

        In the current environment, it is especially important to rely on portfolio managers that have the breadth of resources and experience and the flexibility to invest anywhere opportunity presents itself. The Dresdner RCM portfolio management team is being very prudent when it comes to valuation risk. Unlike 1999 when a rising tide lifted all boats, the market in the year 2000 has made it clear that stocks can and will go down even when fundamentals remain strong. Regardless of the macroeconomic environment, Dresdner RCM believes that the Fund is well positioned to capitalize on the firm's research strength, which is to search out quality companies around the world.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96 - 12/31/00)(f)(g)

                                             MSCI WORLD SMALL
       CLASS I SHARES  SALOMON EMI INDEX(A)    CAP INDEX(B)
12/96         $10,000               $10,000           $10,000
1/97          $10,290               $10,021           $10,061
2/97          $10,010               $10,005           $10,043
3/97           $9,410                $9,665            $9,608
4/97           $9,320                $9,620            $9,402
5/97          $10,730               $10,370           $10,309
6/97          $11,750               $10,689           $10,627
7/97          $12,280               $10,978           $10,768
8/97          $12,320               $10,846           $10,491
9/97          $13,260               $11,313           $10,757
10/97         $12,440               $10,838           $10,193
11/97         $12,410               $10,645            $9,723
12/97         $12,548               $10,647            $9,431
1/98          $12,446               $10,711            $9,613
2/98          $13,827               $11,501           $10,449
3/98          $15,071               $11,980           $10,739
4/98          $15,705               $12,039           $10,810
5/98          $15,388               $11,799           $10,536
6/98          $15,784               $11,645           $10,270
7/98          $15,524               $11,152            $9,784
8/98          $12,197                $9,366            $8,160
9/98          $12,096                $9,589            $8,143
10/98         $12,707               $10,162            $8,717
11/98         $14,144               $10,599            $9,183
12/98         $14,968               $11,084            $9,376
1/99          $15,101               $11,023            $9,383
2/99          $14,049               $10,528            $8,960
3/99          $14,375               $10,756            $9,284
4/99          $15,065               $11,461            $9,990
5/99          $15,065               $11,393            $9,869
6/99          $17,134               $11,854           $10,413
7/99          $17,461               $11,868           $10,664
8/99          $18,018               $11,724           $10,704
9/99          $18,586               $11,553           $10,673
10/99         $19,736               $11,692           $10,538
11/99         $25,471               $12,212           $10,986
12/99         $30,630               $13,000           $11,756
1/00          $31,992               $12,725           $11,847
2/00          $39,014               $13,965           $13,278
3/00          $37,547               $13,956           $12,784
4/00          $32,752               $13,095           $11,867
5/00          $29,451               $12,687           $11,639
6/00          $35,281               $13,491           $12,495
7/00          $31,363               $13,087           $11,920
8/00          $34,848               $13,970           $12,737
9/00          $33,604               $13,431           $12,319
10/00         $29,411               $12,821           $11,728
11/00         $24,695               $11,788           $11,152
12/00         $26,379               $12,521           $11,564

PERFORMANCE(d)
DECEMBER 31, 2000

                                                             CUMULATIVE
                                                    SINCE      SINCE
GLOBAL SMALL CAP FUND           1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total Return(f)  -13.88%  28.10%    27.44%     163.79%
Class N
Average Annual Total
Return(e)(g)                    -13.84%  27.98%    27.28%     162.41%
Salomon EMI
Average Annual Total Return(a)   -3.69%   5.55%     5.78%      25.21%
MSCI World Small Cap Index
Average Annual Total
Return(b)(c)                     -1.60%   7.04%     3.70%      15.64%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Salomon Brothers Extended Market Index ("EMI") is a component of the Salomon Brothers Broad Market Index ("BMI") which includes listed shares of over 7,000 companies with a combined market capitalization currently in excess of $25 trillion. The BMI consists of two components: The Primary Market Index ("PMI") is the large capitalization stock component and the EMI is the small capitalization stock component. The PMI universe is defined as those stocks falling within the top 80% of the cumulative available capital level in each country. The EMI includes the bottom 20% of the cumulative available capital level in each country.
(b) The Morgan Stanley Capital International (MSCI) World Small Cap Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/ Pacific Region. The Index is created by selecting companies within the market capitalization range of $200 - $800 million. The Index aims to represent 40% of the Small Cap universe within each country by capturing 40% of each industry. The Index is calculated without dividends, with net or with gross dividends reinvested, in both US dollars and local currencies.

 Dresdner RCM Global Small Cap Fund
 Total Return Index Comparison

(c) Effective May 1, 2000 the Fund's performance benchmark was changed from the Salomon EMI Index to the MSCI World Small Cap Index. The Fund's Board of Directors believes that the composition of the MSCI World Small Cap Index more accurately reflects the global small cap focus of the Fund and the market capitalization ranges of securities in which the Fund is most likely to invest.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) Returns from January 1, 1998 through December 31, 1998 reflect the deduction of Rule 12b-1 fees. On December 31, 1998, all Fund shares were redesignated as Class I shares, which do not pay Rule 12b-1 fees. Performance results for periods after December 31, 1998 do not reflect the deduction of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class N is $26,241 for the period from December 31, 1996 to December 31, 2000. The performance of the
     Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             9.5%
                    CAPITAL GOODS                              6.2%
      620    CH     Kaba Holding AG (B Shares)                       $   902,932
   13,500    DK     NEG Micon A/S *                                      798,121
    6,700    DE     Singulus Technologies AG                             226,450
   13,000    CA     Stantec Inc. *                                       134,154
                                                                     -----------
                                                                       2,061,657
                                                                     -----------
                    COMMERCIAL SERVICES & SUPPLIES             3.3%
   13,000    JP     Pasona Softbank Inc.                                 136,602
   13,800    SE     Proffice AB (B Shares)                               393,428
   31,233    NL     Vedior N.V.                                          376,801
    6,500    US     Waste Connections Inc. *                             214,906
                                                                     -----------
                                                                       1,121,737
                                                                     -----------
CONSUMER DISCRETIONARY SECTOR                                 16.8%
                    CONSUMER DURABLES & APPAREL                6.0%
   40,000    FI     Eimo Oyj                                             202,415
   39,400    NL     Head N.V. (NY Registered
                    Shares) *                                            228,520
   18,000    JP     Star Micronics Co. Ltd.                              200,175
   32,000    US     THQ Inc. *                                           780,000
   15,400    US     Vans Inc. *                                          260,838
   20,000    JP     Yokowo Co. Ltd.                                      322,242
                                                                     -----------
                                                                       1,994,190
                                                                     -----------
                    HOTELS, RESTAURANTS & LEISURE              4.0%
   34,700    HU     Danubius Hotel and Spa Rt.                           537,694
   65,000    ES     NH Hoteles S.A.                                      799,428
                                                                     -----------
                                                                       1,337,122
                                                                     -----------
                    MEDIA                                      2.1%
   34,000    JP     Aoi Advertising Promotion Inc.                       297,723
   31,200    PT     Impresa SGPS S.A. *                                  188,641
   23,183    FR     Studio Canal *                                       226,359
                                                                     -----------
                                                                         712,723
                                                                     -----------
                    RETAILING                                  4.7%
    4,500    JP     Aucnet Inc.                                          128,065
   17,000    JP     Belluna Co. Ltd.                                     442,863
    2,800    CH     Charles Voegele Holding AG                           414,687
    6,300    JP     Homac Corp.                                           49,595

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    RETAILING (CONTINUED)
    6,400    JP     Otsuka Kagu Ltd.                                 $   375,482
    2,000    JP     Yamada Denki Co. Ltd.                                163,047
                                                                     -----------
                                                                       1,573,739
                                                                     -----------
CONSUMER STAPLES SECTOR                                        4.1%
                    FOOD, BEVERAGE & TOBACCO                   3.2%
   13,390    SK     Hite Brewery Co. Ltd.                                381,059
   12,000    JP     Medical Support Co.                                  140,805
   12,694    FR     Remy Cointreau S.A.                                  536,298
                                                                     -----------
                                                                       1,058,162
                                                                     -----------
                    HOUSEHOLD & PERSONAL PRODUCTS              0.9%
    9,100    JP     KOSE Corp.                                           305,193
                                                                     -----------
ENERGY SECTOR                                                  9.9%
                    ENERGY                                     9.9%
   24,500    NL     Core Laboratories N.V. *                             669,156
    5,700    ES     Grupo Auxiliar Metalurgico
                    S.A. (Gamesa) *                                      136,997
    5,600    NL     IHC Caland N.V.                                      262,877
   14,300    US     Patterson Energy Inc. *                              532,675
   37,100    US     Superior Energy Services Inc.
                    *                                                    426,650
   42,500    NO     TGS Nopec Geophysical Co. ASA
                    *                                                    506,037
   14,200    US     UTI Energy Corp. *                                   466,825
    9,800    US     Veritas DGC Inc. *                                   316,540
                                                                     -----------
                                                                       3,317,757
                                                                     -----------
FINANCIAL SECTOR                                              10.4%
                    BANKS                                      1.1%
      114    CH     Bank Sarasin & Cie (B Shares)                        365,814
                                                                     -----------
                    DIVERSIFIED FINANCIALS                     6.7%
    5,400    US     Choicepoint Inc. *                                   354,037
   27,900    US     IndyMac Bancorp Inc.                                 823,050
   11,600    US     Investment Technology Group
                    Inc. *                                               484,300
    6,600    NL     Van der Moolen Holding N.V.                          565,111
                                                                     -----------
                                                                       2,226,498
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

                    INSURANCE                                  2.6%
   29,000    ES     Corporacion Mapfre, Compania
                    Internacional de Reaseguros,
                    S.A.                                             $   552,699
    4,500    BH     Everest Re Group Ltd.                                322,313
                                                                     -----------
                                                                         875,012
                                                                     -----------
HEALTH CARE SECTOR                                            11.9%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                                   4.1%
    2,600    US     Charles River Laboratories
                    International Inc. *                                  71,175
    4,400    US     Inhale Therapeutic Systems
                    Inc. *                                               222,200
    5,700    US     Invitrogen Corp. *                                   492,337
    3,500    JP     Japan Medical Dynamic
                    Marketing Inc.                                        98,074
    6,700    US     ORATEC Interventions Inc. *                           31,825
   23,400    SE     Q-Med AB *                                           476,157
                                                                     -----------
                                                                       1,391,768
                                                                     -----------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                              7.8%
   19,700    US     AVANT Immunotherapeutics Inc.
                    *                                                    135,438
    5,200    UK     Cambridge Antibody Technology
                    Group PLC *                                          295,175
   13,600    US     Cell Genesys Inc. *                                  310,250
   18,200    US     Deltagen Inc. *                                      189,962
    3,900    DK     H Lundbeck A/S                                       382,645
   10,000    US     ICOS Corp. *                                         519,375
    7,500    US     ImmunoGen Inc. *                                     160,781
   30,000    SE     PyroSequencing AB (144A) *                           308,409
    8,400    US     Titan Pharmaceuticals Inc. *                         297,108
                                                                     -----------
                                                                       2,599,143
                                                                     -----------
MATERIALS SECTOR                                               5.2%
                    MATERIALS                                  5.2%
  107,000    CA     Methanex Corp. *                                     688,813
   40,800    US     NS Group Inc. *                                      385,560
   31,900    SE     SAPA AB                                              466,555
    4,800    JP     Taiyo Ink Manufacturing Co.
                    Ltd.                                                 189,982
                                                                     -----------
                                                                       1,730,910
                                                                     -----------
TECHNOLOGY SECTOR                                             29.9%
                    COMMUNICATIONS EQUIPMENT                   6.0%
   14,300    US     Computer Network Technology
                    Corp. *                                              412,019
    9,500    US     Ditech Communications Corp. *                        152,594
    6,700    FI     Elcoteq Network (Class A)                            210,724
   10,500    IS     Floware Wireless Systems Ltd.
                    *                                                    124,031
    4,100    JP     Moritex Corp.                                        175,201
   13,500    FI     Perlos Oyj                                           278,838

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    COMMUNICATIONS EQUIPMENT
                    (CONTINUED)
   12,600    DE     Suess MicroTec AG *                              $   363,756
    9,300    US     WatchGuard Technologies Inc. *                       294,113
                                                                     -----------
                                                                       2,011,276
                                                                     -----------
                    COMPUTERS & PERIPHERALS                    3.3%
    2,400    CH     Logitech International S.A. *                        607,221
   58,800    US     Manufacturers' Services Ltd. *                       389,550
   12,000    JP     Woodland Corp.                                       102,031
                                                                     -----------
                                                                       1,098,802
                                                                     -----------
                    INTERNET SOFTWARE & SERVICES               1.4%
   50,100    IS     MIND C.T.I. Ltd. *                                   335,044
    3,300    AT     Yline Internet Business
                    Services AG *                                        123,928
                                                                     -----------
                                                                         458,972
                                                                     -----------
                    INFORMATION TECHNOLOGY
                    CONSULTING & SERVICES                      4.7%
    4,600    JP     ARGOTECHNOS 21 Corp.                                  84,588
   45,700    IS     BackWeb Technologies Ltd. *                          308,475
   20,417    NL     Computer Services Solutions
                    Holding N.V.                                         421,706
   11,200    US     InterCept Group Inc. *                               298,900
   47,085    NL     Magnus Holding N.V.                                  274,075
   73,000    AU     Securenet Ltd. *                                     194,982
                                                                     -----------
                                                                       1,582,726
                                                                     -----------
                    SEMICONDUCTORS & INSTRUMENTS               7.5%
    1,200    DE     Aixtron AG                                           130,462
   16,500    US     Centillium Communications Inc.
                    *                                                    367,125
   20,200    DE     ELMOS Semiconductor AG (144A)                        483,600
   11,800    US     Microchip Technology Inc. *                          258,863
   14,400    US     Pixelworks Inc. *                                    322,200
   12,400    FR     Riber S.A. *                                         227,013
    1,100    US     Silicon Laboratories Inc. *                           15,813
   21,000    IS     Tower Semiconductor Ltd. *                           221,813
   17,500    CA     Tundra Semiconductor Corp.
                    Ltd. *                                               495,170
                                                                     -----------
                                                                       2,522,059
                                                                     -----------
                    SOFTWARE                                   7.0%
   29,000    US     Actuate Corp. *                                      554,625
   19,000    US     AremisSoft Corp. *                                   811,063
    6,800    US     Art Technology Group Inc. *                          207,825
   21,000    US     AvantGo Inc. *                                       131,250
   35,900    US     BindView Development Corp. *                         337,684

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 2000

                                                         % OF        MARKET VALUE
SHARES     COUNTRY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    SOFTWARE (CONTINUED)
    5,600    US     Documentum Inc. *                                $   278,250
    2,600    US     Evolve Software Inc. *                                12,675
                                                                     -----------
                                                                       2,333,372
                                                                     -----------
TELECOMMUNICATION SERVICES SECTOR                              3.8%
                    TELECOMMUNICATION SERVICES                 3.8%
    9,300    US     AirGate PCS Inc. *                                   330,150
   36,700    US     Allied Riser Communications
                    Corp. *                                               74,547
   27,500    RU     Mobile Telesystems (ADR) *                           660,000
   48,000    FI     Tecnomen Oyj (144A) *                                211,804
                                                                     -----------
                                                                       1,276,501
                                                                     -----------
TOTAL EQUITY INVESTMENTS (COST $37,923,857)                  101.5%   33,955,133
                                                                     -----------

TOTAL INVESTMENTS (COST $37,923,857)**                       101.5%   33,955,133

                    OTHER ASSETS LESS LIABILITIES             (1.5)%    (511,212)
                                                                     -----------
                    NET ASSETS                               100.0%  $33,443,921
                                                                     ===========

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institututional layers.

Tax Information:

** For Federal income tax purposes, cost is $38,384,441 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $4,328,516
Unrealized depreciation                             (8,757,824)
                                                    ----------
Net unrealized depreciation                         $(4,429,308)
                                                    ==========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Small Cap Fund
 Portfolio of Investments
 December 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Austria                           AT        0.4%                  0.4%
Australia                         AU        0.6%                  0.6%
Bermuda                           BH        1.0%                  1.0%
Canada                            CA        3.9%                  3.9%
Denmark                           DK        3.5%                  3.5%
Finland                           FI        2.7%                  2.7%
France                            FR        3.0%                  3.0%
Germany                           DE        3.6%                  3.6%
Hungary                           HU        1.6%                  1.6%
Israel                            IS        3.0%                  3.0%
Japan                             JP        9.6%                  9.6%
Netherlands                       NL        8.4%                  8.4%
Norway                            NO        1.5%                  1.5%
Portugal                          PT        0.6%                  0.6%
Russia                            RU        2.0%                  2.0%
South Korea                       SK        1.1%                  1.1%
Spain                             ES        4.4%                  4.4%
Sweden                            SE        4.9%                  4.9%
Switzerland                       CH        6.8%                  6.8%
United Kingdom                    UK        0.9%                  0.9%
United States                     US       38.0%      (1.5)%     36.5%
                                         ------     ------      -----
  Total                                   101.5%      (1.5)%    100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Management's Performance Review

        A bear market gripped the technology markets in 2000, causing the Nasdaq to decline 39.29%, the worst year in its history. The Dresdner RCM Global Technology Fund was able to limit losses by making decisive shifts from aggressive to conservative holdings. For the 12 months ended December 31, 2000, the Dresdner RCM Global Technology Fund returned -14.33% and -14.60% for the Class I and Class N shares, respectively. By comparison, the Lipper Science & Technology Fund Index returned -30.27% while the broad-based Standard & Poor's 500 Index returned -9.10%.

        Much of the year's damage took place in the fourth quarter, as the forecast for economic growth weakened and investor sentiment darkened. For the fourth quarter of 2000, the Dresdner RCM Global Technology Fund returned -34.45% and -34.54% for the Class I and Class N shares, respectively. By comparison, the Lipper Science & Technology Index returned -34.62% while the S&P 500 Index returned -7.82%.

MARKET REVIEW

        Technology as a sector outperformed dramatically in 1998, 1999 and early 2000 in part because investors believed that the Internet ushered in a new era of unlimited growth. At its peak, the technology sector was valued at nearly three times the average company in the S&P 500 Index as a result of these grand investor expectations.

        However, the reality was that exponential growth rates were not sustainable, and the group was not impervious to external factors, such as the Federal Reserve Board's tightening monetary policy and ultimately, the slowing U.S. economy. Suddenly, companies without earnings lost their allure. Meanwhile, the glut of initial public offerings and disarray in the high yield debt market that financed many companies exacerbated the decline.

        The most notable collapse took place in the dotcom arena, where earnings expectations for many companies declined substantially; by mid-2000, it became clear that perhaps only a handful of viable Internet companies remained. Investors underestimated the ability of traditional Old Economy companies to ramp up their Internet expertise-and overestimated the ability of the new companies to establish a significant profitable business. For example, many retailers, after some false starts, finally put up adequate sites and the Internet became one of many sales channels for them. But companies that just had the Internet did not generate enough revenue to survive.

        Another bear market in technology took place in the late 1980s, when the personal computer industry consolidated down into just a few survivors. However, that took place over a period of 5-7 years, not a matter of months. In addition, technology was not as large a percentage of the economy or the stock market as it is today. The 1990s economic boom was led by capital spending, and technology was a disproportionate beneficiary. In today's slowdown, technology stocks are suffering a proportionate decline.

FACTORS AFFECTING PERFORMANCE

        The primary reason why the Fund was able to limit losses and outperform the Lipper Science & Technology Fund Index throughout the year 2000 was a shift from aggressive to defensive stock picking and vice versa. The Fund began the year investing with a "pedal-to-the-metal" attitude in aggressive stocks with high growth rates that perform the best during rallies. By mid-March, the portfolio shifted to a defensive stance when the focus was on companies with lower growth and stable earnings. This lasted until early June, when the portfolio went on the offensive again until mid-August. For the balance of the year, the portfolio alternated between ultra-conservative and moderately aggressive.

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, was greatly aided in this effort by Grassroots-SM-Research. For example, the Fund de-emphasized the semiconductor sector in the fourth quarter because a Grassroots-SM- study indicated that semiconductor supply was stronger than previously thought.

        Throughout these shifts, two stocks consistently remained substantial holdings in the Fund -- Check Point Software Technologies and Tyco International. Check Point Software, which markets and supports Internet security, continued to advance its growth rate and

 Dresdner RCM Global Technology Fund
 Management's Performance Review
achieve a higher valuation. Tyco International, a conglomerate with holdings in electrical components, medical supplies and flow control products, proved to have a strong cash flow during its fiscal year 2000 and reported record earnings ending September 30, 2000. Both Check Point Software and Tyco International provided strong contributions to the Fund's performance during 2000. Other stocks that did relatively well include Applied Micro Circuits (integrated circuits for fiber optic networks), Siebel Systems (customer relations management software), BEA Systems (application servers) and Juniper Networks (high-end routers).

        At the end of 2000, Dresdner RCM became more positive on such stocks as eBay and Amdocs Limited. eBay, a leading Web-based, person-to-person trading community, in which buyers and sellers are brought together in an auction format, is an example of an Internet company that actually posts profits. Dresdner RCM believes that eBay is not vulnerable to competition from traditional retailers and now sells at a reasonable valuation. Dresdner RCM believes that Amdocs, which provides billing systems to telecommunications companies, is likely to increase revenues as telecom providers outsource their billing work to cut costs.

OUTLOOK

        Although a slower U.S. economy will likely put pressure on technology stocks over the next quarter or two, Dresdner RCM believes that technology could resume its role as the leading growth sector by late 2001, once economic growth resumes.

        Including 2000, the Dresdner RCM Global Technology Fund Class I's average annualized returns over the past three and five years are 57.46% and 44.37%, respectively. The volatile experience of 2000 should remind investors that it is important to approach technology investing over a multi-year time horizon.

 Dresdner RCM Global Technology Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/27/95-12/31/00) (d)(f)

                                 LIPPER SCIENCE
                       S&P 500    & TECHNOLOGY
       CLASS I SHARES  INDEX(A)  FUND INDEX(B)
12/95         $10,000   $10,000         $10,000
12/95         $10,040    $9,952         $10,023
1/96          $10,370    $9,897         $10,364
2/96          $10,660   $10,314         $10,460
3/96          $10,620    $9,857         $10,561
4/96          $11,580   $10,840         $10,717
5/96          $11,930   $11,098         $10,993
6/96          $11,380   $10,332         $11,035
7/96          $10,270    $9,565         $10,547
8/96          $10,770   $10,055         $10,770
9/96          $11,870   $10,987         $11,376
10/96         $11,700   $10,822         $11,690
11/96         $12,770   $11,837         $12,573
12/96         $12,692   $11,626         $12,324
1/97          $13,689   $12,542         $13,095
2/97          $12,359   $11,408         $13,197
3/97          $11,564   $10,549         $12,654
4/97          $11,715   $11,007         $13,410
5/97          $13,447   $12,317         $14,226
6/97          $13,860   $12,432         $14,864
7/97          $15,694   $14,157         $16,047
8/97          $15,764   $14,245         $15,148
9/97          $17,094   $14,849         $15,978
10/97         $15,986   $13,279         $15,445
11/97         $15,754   $13,166         $16,160
12/97         $16,129   $12,537         $12,578
1/98          $15,976   $12,759         $12,801
2/98          $17,837   $14,277         $14,324
3/98          $18,838   $14,394         $14,442
4/98          $20,452   $15,012         $15,061
5/98          $19,227   $13,911         $13,957
6/98          $21,065   $14,727         $14,775
7/98          $20,441   $14,588         $14,636
8/98          $17,095   $11,850         $11,889
9/98          $17,790   $13,248         $13,292
10/98         $19,463   $14,259         $14,306
11/98         $22,055   $15,858         $15,910
12/98         $25,891   $18,423         $18,484
1/99          $29,859   $22,018         $20,877
2/99          $26,956   $21,333         $18,698
3/99          $30,210   $22,186         $20,603
4/99          $31,807   $23,045         $20,861
5/99          $30,634   $22,501         $20,831
6/99          $34,166   $23,750         $23,538
7/99          $34,765   $23,009         $23,530
8/99          $37,103   $22,894         $24,825
9/99          $40,043   $22,267         $25,162
10/99         $46,141   $23,676         $27,812
11/99         $56,565   $24,157         $31,936
12/99         $73,499   $25,580         $39,408
1/00          $74,939   $24,296         $38,994
2/00         $103,453   $23,836         $49,499
3/00          $93,187   $26,168         $47,994
4/00          $82,896   $25,380         $42,393
5/00          $74,766   $24,860         $37,277
6/00          $86,670   $25,470         $43,068
7/00          $84,870   $25,074         $40,657
8/00         $101,926   $26,631         $46,824
9/00          $96,055   $25,225         $42,025
10/00         $84,249   $25,119         $37,415
11/00         $69,167   $23,140         $27,769
12/00         $62,966   $23,251         $27,568

PERFORMANCE(c)
DECEMBER 31, 2000

                                                                 CUMULATIVE
                                                        SINCE      SINCE
GLOBAL TECHNOLOGY FUND     1 YEAR   3 YEARS  5 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(d)                  -14.33%  57.46%   44.37%    44.37%     529.66%
Class N
Average Annual Total
Return(e)(f)               -14.60%  57.09%   44.02%    43.70%     515.04%
Lipper Science &
Technology Fund Index
Average Annual Total
Return(b)                  -30.27%  29.90%   22.54%    22.43%     175.68%
S&P 500 Index
Average Annual Total
Return(a)                   -9.10%  12.26%   18.33%    18.34%     132.51%

        The recent strong equity market performance has been especially favorable to technology and technology-related stocks and has helped the Fund. This performance may not be sustainable and as a result, the Fund may not continue achieving the same level of performance as in the past. In addition, market volatility can dramatically affect the Fund's short-term returns and pursuing these levels of return involves accepting increased risk of volatility of return.

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Lipper Science & Technology Fund Index is an equally weighted index of the 30 largest U.S. science and technology mutual funds.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class I shares commenced operations on December 27, 1995.
(e) Class N shares were first issued on January 30, 1999, and pay Rule 12b-1 fees. Class N returns through January 30, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $61,504 for the period from December 27, 1995 to December 31, 2000. The performance of the
     Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 2000

                                                           % OF        MARKET VALUE
SHARES       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                               4.0%
                      CAPITAL GOODS                              4.0%
    440,000    US     Lockheed Martin Corp.                            $ 14,938,000
    271,000    BH     Tyco International Ltd.                            15,040,500
                                                                       ------------
                                                                         29,978,500
                                                                       ------------
CONSUMER DISCRETIONARY SECTOR                                    1.1%
                      CONSUMER DURABLES & APPAREL                1.1%
    190,000    US     Electronic Arts Inc. *                              8,098,750
                                                                       ------------
HEALTH CARE SECTOR                                               3.7%
                      HEALTH CARE EQUIPMENT &
                      SUPPLIES                                   0.7%
     60,000    US     Waters Corp. *                                      5,010,000
                                                                       ------------
                      PHARMACEUTICALS &
                      BIOTECHNOLOGY                              3.0%
    491,000    US     Pfizer Inc. *                                      22,586,000
                                                                       ------------
TECHNOLOGY SECTOR                                               66.5%
                      COMMUNICATIONS EQUIPMENT                  17.4%
     92,500    US     Avici Systems Inc. *                                2,277,813
     80,000    US     Brocade Communications Systems
                      Inc. *                                              7,345,000
    143,000    US     CIENA Corp. *                                      11,636,625
     80,000    US     Comverse Technology Inc. *                          8,690,000
      6,400    US     Cosine Communications Inc. *                           88,800
    112,000    US     Extreme Networks Inc. *                             4,382,000
    213,500    JP     Furukawa Electric Co. Ltd.                          3,729,706
    105,000    US     Juniper Networks Inc. *                            13,236,562
    590,000    FI     Nokia Oyj (ADR)                                    25,665,000
    179,100    US     Palm Inc. *                                         5,070,769
    197,700    US     Polycom Inc. *                                      6,363,469
    243,000    US     QUALCOMM Inc. *                                    19,971,562
     97,500    US     SDL Inc. *                                         14,448,281
    186,000    US     Sycamore Networks Inc. *                            6,928,500
                                                                       ------------
                                                                        129,834,087
                                                                       ------------
                      COMPUTERS & PERIPHERALS                    6.0%
    700,000    US     Compaq Computer Corp.                              10,535,000
    217,000    US     EMC Corp. *                                        14,430,500
    225,000    US     Lexmark International Inc.
                      (Class A) *                                         9,970,313
    150,000    US     Network Appliance Inc. *                            9,635,156
                                                                       ------------
                                                                         44,570,969
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 2000

                                                           % OF        MARKET VALUE
SHARES       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------

                      INTERNET SOFTWARE & SERVICES               4.6%
    168,100    US     Amazon.com Inc. *                                $  2,616,056
    205,000    US     America Online Inc. *                               7,134,000
    735,000    US     eBay Inc. *                                        24,255,000
                                                                       ------------
                                                                         34,005,056
                                                                       ------------
                      INFORMATION TECHNOLOGY
                      CONSULTING & SERVICES                      0.7%
     27,000    JP     Itochu Techno-Science Corp.                         5,009,894
                                                                       ------------
                      SEMICONDUCTORS & INSTRUMENTS               7.8%
    172,000    US     Applied Micro Circuits Corp. *                     12,908,062
    180,800    US     Maxim Integrated Products Inc.
                      *                                                   8,644,500
    210,500    US     Micron Technology Inc. *                            7,472,750
     28,200    US     MIPS Technologies Inc. (Class
                      A) *                                                  752,588
     86,000    US     QLogic Corp. *                                      6,622,000
    172,000    FR     STMicroelectronics N.V. (N.Y.
                      Registered Shares)                                  7,363,750
    307,000    US     Xilinx Inc. *                                      14,160,375
                                                                       ------------
                                                                         57,924,025
                                                                       ------------
                      SOFTWARE                                  30.0%
    419,200    UK     Amdocs Ltd. *                                      27,772,000
    177,000    US     BEA Systems Inc. *                                 11,914,312
    259,000    IS     Check Point Software
                      Technologies Ltd. *                                34,592,687
    500,000    US     Commerce One Inc. *                                12,656,250
    133,000    US     Documentum Inc. *                                   6,608,438
  2,314,500    FR     Gemplus International S.A. *                       20,643,139
    275,000    US     I2 Technologies Inc. *                             14,953,125
     64,200    IN     Infosys Technologies Ltd.
                      (ADR)                                               5,922,450
    541,000    US     Intuit *                                           21,335,687
     93,700    US     Micromuse Inc. *                                    5,655,673
    420,000    US     Siebel Systems Inc. *                              28,402,500
     98,200    US     TIBCO Software Inc. *                               4,707,463
    228,250    US     VERITAS Software Corp. *                           19,971,875
     95,000    US     webMethods Inc. *                                   8,449,063
                                                                       ------------
                                                                        223,584,662
                                                                       ------------
TELECOMMUNICATION SERVICES SECTOR                                1.4%
                      TELECOMMUNICATION SERVICES                 1.4%
    435,000    US     AT&T Wireless Group *                               7,530,937
    188,800    BH     Global Crossing Ltd. *                              2,702,200
     25,500    BH     TyCom Ltd. *                                          570,563
                                                                       ------------
                                                                         10,803,700
                                                                       ------------
TOTAL EQUITY INVESTMENTS (COST $542,142,893)                    76.7%   571,405,643
                                                                       ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                       % OF        MARKET VALUE
AMOUNT       COUNTRY                                    NET ASSETS       (NOTE 1)

-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
                      COMMERCIAL PAPER                           9.5%
$30,000,000    US     American General Finance
                      Corp., 6.540%, maturing
                      01/02/01                                         $ 29,994,550
 11,000,000    US     Ford Motor Credit Co., 6.540%,
                      maturing 01/02/01                                  10,998,002
 30,000,000    US     Prudential Funding Corp.,
                      6.350%, maturing 01/02/01                          29,994,708
                                                                       ------------
                                                                         70,987,260
                                                                       ------------
  SHARES
-----------
                      MONEY MARKET FUNDS                         7.7%
 27,271,873    US     SSgA Money Market Fund                             27,271,873
 29,588,930    US     SSgA U.S. Government Money
                      Market Fund                                        29,588,930
                                                                       ------------
                                                                         56,860,803
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS (COST $127,848,063)                17.2%   127,848,063
                                                                       ------------

TOTAL INVESTMENTS (COST $669,990,956)**                         93.9%   699,253,706

                      OTHER ASSETS LESS LIABILITIES             6.1%     45,141,860
                                                                       ------------
                      NET ASSETS                               100.0%  $744,395,566
                                                                       ============

--------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

Tax Information:

** For Federal income tax purposes, cost is $718,511,113 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $ 7,890,422
Unrealized depreciation                             (27,147,829)
                                                    -----------
Net unrealized depreciation                         $(19,257,407)
                                                    ===========

NUMBER OF                                                          MARKET
CONTRACTS   COUNTRY                                                VALUE

---------------------------------------------------------------------------
WRITTEN CALL OPTION (PREMIUM RECEIVED $644,050)
                      Pfizer Inc., Strike price $45,
  2,945       US      Expiration date 01/20/01                   $(36,981)
                                                                 ========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Technology Fund
 Portfolio of Investments
 December 31, 2000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Bermuda                           BH        2.5%                  2.5%
Finland                           FI        3.4%                  3.4%
France                            FR        3.8%                  3.8%
India                             IN        0.8%                  0.8%
Israel                            IS        4.6%                  4.6%
Japan                             JP        1.2%                  1.2%
United Kingdom                    UK        3.7%                  3.7%
United States                     US       56.7%       23.3%     80.0%
                                         ------     -------     -----
  Total                                    76.7%       23.3%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Health Care Fund
 Management's Performance Review

        The health care sector was one of the few bright spots in an otherwise dreary stock market environment in 2000. Particularly strong were pharmaceuticals, hospital management and biotechnology stocks, propelling the Dresdner RCM Global Health Care Fund to perform significantly above its benchmarks. For the 12 months ended December 31, 2000, the Fund achieved a total return of 73.37%, compared to the Russell Midcap-Healthcare Index which returned 27.40% and the Standard & Poor's 500 Index which returned -9.10%. For the fourth quarter, the Fund returned -5.49%, compared to -0.55% for the Russell Midcap-Healthcare Index and -7.82% for the S&P 500.

MARKET REVIEW

        Because 2000 was an election year, the large-cap pharmaceutical stocks were heavily influenced by politics. When it appeared that the Democrats would be gaining congressional seats, earnings for pharmaceutical companies, such as Intermune Pharmaceuticals, declined because of the view that the Democratic legislative agenda included stringent price controls on the industry. However, with probability of a Democratic sweep of Congress and the presidency diminishing by early October, such pharmaceutical stocks rebounded and performed very well for the year.

        In the midst of a record federal budget surplus in 2000, the environment surrounding Medicare reimbursement and hospital management companies seemed to become more relaxed. Macroeconomic trends were less germane to medical equipment companies, whose stocks performed in line with individual results.

        Meanwhile, a groundbreaking announcement by Celera Genomics and the National Institute of Health's Human Genome Project mentioned they had deciphered the genetic code for human life, propelling the biotechnology sector. Driven by positive news flow, biotech stocks, such as Cell Therapeutics and Genentech Inc., generally surged in the first and third quarters, but pulled back in the second and fourth quarters as investors took profits and reassessed risks.

        The general swoon in technology stocks was also a factor in shifting investment funds toward health care. However, investor interest in e-health companies waned along with the rest of the dotcom industry.

FACTORS AFFECTING PERFORMANCE

        After a difficult 1999, pharmaceutical stocks performed very well in 2000, buoyed by an improving political climate and the sell-off in technology. In addition, the bear market in technology made the pharmaceutical industry comparatively attractive as a defensive investment. As a result, the Fund aggressively shifted into these stocks and was amply rewarded.

        In addition to these external factors, companies such as Pharmacia (up 70%), Merck (up 40%), Pfizer (up 40%) and Schering-Plough (up 34%) also demonstrated strong fundamentals during 2000. Pharmacia, in addition to having many new products in its pipeline, generated strong investor expectations due to its recent acquisition of Monsanto and related restructuring. Although Merck was out of favor on Wall Street early in 2000, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believed that the company was going to deliver good earnings growth in subsequent quarters -- and it did. Pfizer and Schering-Plough also outperformed profit forecasts.

        In addition, the Fund searched for stocks selling at compelling valuations. An example is Waters Corp., a company which supplies the biotechnology industry with analytical instruments. At the beginning of 2000, the company was generating 20-25% growth in earnings; meanwhile, the stock was selling at a "PEG" ratio of 1, meaning that its price-earnings multiple equaled its growth rate. Although the Fund took some profits on Waters Corp. mid-way through the year due to concerns about the impact of the weak Euro, Dresdner RCM believes that the company's analytical instrument products have clear advantages in the marketplace.

        The strategy in medical products is less focused on environmental factors and more on individual stock selection. For example, CYTYC Corp., a diagnostic company, and Stryker, a large orthopedic product manufacturer, posted decent earnings at year-end. Dresdner RCM's Grassroots-SM- Research was instrumental in the

 Dresdner RCM Global Health Care Fund
 Management's Performance Review
Fund's successful investment in CYTYC, which produces a test for cervical cancer. The stock fell in price on the perception that laboratories were converting to a cheaper but lower quality test. However, Grassroots-SM- polled a large number of labs and did not find one major lab that was actually making the switch. As a result, the Fund held its ground in CYTYC, and the stock ultimately rebounded.

        In hospital management, the Fund purchased WellPoint Health Networks, a managed health care company, late in the fourth quarter, and the stock has performed well. In retrospect, the portfolio management team's decision to underweight the health care services area was a mistake that is in the process of being rectified.

        The one major problem area for the Fund was its brief foray into the e-health area in such companies as MedicaLogic Inc., SciQuest.com and Ventro Corp. These stocks did well early in the year and then essentially collapsed along with the rest of the dotcoms.

        Even given the difficult year for the stock market as a whole, the portfolio management team still strongly believes that it is important to manage the Fund with an eye towards tax efficiency and that shareholders receive minimal taxable distributions.

OUTLOOK

        With the inverse correlation between the performance of technology and large-cap pharmaceuticals demonstrated in 2000, the Fund's weighting in drug stocks will likely be reduced once there is a turnaround in economic factors that favor technology.

        However, the outlook for the pharmaceutical industry would be enhanced significantly if the Republicans could quickly pass Medicare legislation early in the 107th Congress. The Republican proposal limits benefits to those under the poverty level, whereas the Democratic proposal provides Medicare drug benefits to all seniors without a means test. The investment community generally believes that the latter would restrict pricing flexibility of the pharmaceutical companies.

        Meanwhile, the outlook for biotechnology remains strong. Many new product approvals are expected in 2001, suggesting that the business model for most biotechnology companies remains intact. In addition, biotechnology is not generally subject to macroeconomic influences such as a slowing U.S. economy. Similarly, hospital management and medical equipment companies tend not to be cyclical.

        The Fund continues to benefit from the dual qualifications of its portfolio management team who both hold medical degrees. This often gives the portfolio managers the "upper-hand" when identifying promising companies ahead of the rest of Wall Street.

 Dresdner RCM Global Health Care Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/31/96-12/31/00) (d)

                                            RUSSELL MIDCAP
       CLASS N SHARES  S&P 500 INDEX(A)  HEALTH CARE INDEX(B)
12/96         $10,000           $10,000               $10,000
1/97          $10,700           $10,625               $10,353
2/97          $10,650           $10,708               $10,552
3/97           $9,910           $10,268                $9,637
4/97          $10,050           $10,881                $9,786
5/97          $11,140           $11,544               $10,712
6/97          $11,660           $12,061               $11,201
7/97          $11,990           $13,021               $11,904
8/97          $11,790           $12,292               $11,739
9/97          $13,110           $12,965               $12,373
10/97         $12,910           $12,532               $11,644
11/97         $13,110           $13,113               $11,886
12/97         $13,000           $13,338               $11,920
1/98          $13,189           $13,486               $11,938
2/98          $14,060           $14,458               $13,012
3/98          $14,584           $15,199               $13,725
4/98          $14,897           $15,352               $14,044
5/98          $14,261           $15,088               $13,805
6/98          $14,295           $15,701               $14,337
7/98          $14,216           $15,533               $13,961
8/98          $12,241           $13,287               $11,459
9/98          $13,659           $14,139               $13,170
10/98         $14,004           $15,288               $13,869
11/98         $15,109           $16,215               $14,571
12/98         $16,324           $17,148               $15,903
1/99          $16,482           $17,865               $15,117
2/99          $16,056           $17,310               $14,398
3/99          $15,813           $18,002               $14,287
4/99          $15,059           $18,699               $13,244
5/99          $14,937           $18,257               $13,466
6/99          $15,874           $19,271               $13,772
7/99          $15,777           $18,670               $13,446
8/99          $16,117           $18,577               $13,300
9/99          $15,071           $18,068               $11,845
10/99         $16,056           $19,211               $11,925
11/99         $17,334           $19,601               $12,625
12/99         $21,013           $20,756               $14,185
1/00          $24,184           $19,714               $14,290
2/00          $34,536           $19,341               $14,395
3/00          $26,042           $21,233               $14,071
4/00          $25,614           $20,594               $13,903
5/00          $25,231           $20,171               $14,171
6/00          $32,442           $20,668               $16,124
7/00          $31,911           $20,345               $15,438
8/00          $36,807           $21,609               $17,558
9/00          $38,547           $20,468               $18,173
10/00         $36,409           $20,382               $18,204
11/00         $33,902           $18,776               $17,244
12/00         $36,431           $18,867               $17,529

PERFORMANCE(c)
DECEMBER 31, 2000

                                                            CUMULATIVE
                                                   SINCE      SINCE
GLOBAL HEALTH CARE FUND         1 YEAR  3 YEARS  INCEPTION  INCEPTION
Class N
Average Annual Total Return(d)  73.37%  40.99%    38.16%     264.31%
S&P 500 Index
Average Annual Total Return(a)  -9.10%  12.26%    17.20%      88.67%
Russell Midcap Health Care
Index
Average Annual Total Return(b)  27.40%  13.72%    15.06%      75.29%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks that attempts to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing major industries.
(b) The Russell Midcap Health Care Index is composed of all medium and medium/small health care companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  Class N shares commenced operations on December 31, 1996.

  Dresdner RCM Global Health Care Fund
  Portfolio of Investments
  December 31, 2000

                                                      % OF       MARKET VALUE
SHARES     COUNTRY                                  NET ASSETS     (NOTE 1)

------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                        2.2%
                    CAPITAL GOODS                         2.2%
   99,841    BH     Tyco International Ltd.                      $  5,541,201
                                                                 ------------
HEALTH CARE SECTOR                                       90.4%
                    HEALTH CARE EQUIPMENT &
                    SUPPLIES                             18.2%
   85,000    US     Applera Corp. - Applied
                    Biosystems Group *                              7,995,312
  104,700    US     Charles River Laboratories
                    International Inc. *                            2,866,163
  116,000    US     Ciphergen Biosystems Inc. *                     1,537,000
   81,000    US     Cytyc Corp. *                                   5,067,562
        2    DE     Fresenius Medical Care AG
                    (ADR)                                                  32
   36,666    DE     Fresenius Medical Care AG
                    (Non-Voting Preferred Shares)                   1,755,612
   70,000    US     Inhale Therapeutic Systems
                    Inc. *                                          3,535,000
   50,000    US     Invitrogen Corp. *                              4,318,750
   45,000    US     Molecular Devices Corp. *                       3,079,688
   14,500    US     ORATEC Interventions Inc. *                        72,700
  195,900    US     Rita Medical Systems Inc. *                     1,665,150
   65,800    US     St. Jude Medical Inc. *                         4,042,588
   40,000    US     Stryker Corp.                                   2,023,600
  105,500    US     Waters Corp. *                                  8,809,250
                                                                 ------------
                                                                   46,768,407
                                                                 ------------
                    HEALTH CARE PROVIDERS &
                    SERVICES                              6.2%
   65,200    US     E.Medsoft.com *                                    31,948
   55,000    US     HCA-The Healthcare Co.                          2,420,550
   97,800    US     Health Management Associates
                    Inc. (Class A) *                                2,029,350
  155,000    US     IMS Health Inc.                                 4,185,000
  105,000    US     McKesson HBOC Inc.                              3,768,450
   31,000    US     Wellpoint Health Networks Inc.
                    *                                               3,572,750
                                                                 ------------
                                                                   16,008,048
                                                                 ------------
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                        66.0%
  104,100    US     3 Dimensional Pharmaceuticals
                    Inc. *                                          1,541,981
  101,000    US     Abbott Laboratories                             4,892,187
  117,300    US     Adolor Corp. *                                  2,580,600
  146,000    US     Alkermes Inc. *                                 4,580,750
  123,000    US     ALZA Corp. *                                    5,227,500
   85,000    US     American Home Products Corp.                    5,401,750
   96,000    US     Amgen Inc. *                                    6,138,000
   64,700    US     Andrx Group *                                   3,744,512
  175,000    US     Applied Molecular Evolution *                   2,985,938
   69,500    UK     AstraZeneca Group PLC (ADR)                     3,579,250
  200,000    US     AVANT Immunotherapeutics Inc.
                    *                                               1,375,000
   38,800    US     Biogen Inc. *                                   2,330,425
   32,500    UK     Cambridge Antibody Technology
                    Group PLC *                                     1,844,842
   55,000    US     Cell Therapeutics Inc. *                        2,478,438
   80,000    UK     Celltech Group PLC *                            1,413,732

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Health Care Fund
  Portfolio of Investments
  December 31, 2000

                                                      % OF       MARKET VALUE
SHARES     COUNTRY                                  NET ASSETS     (NOTE 1)

------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY (CONTINUED)
   86,300    US     Cephalon Inc. *                              $  5,463,869
   95,000    US     COR Therapeutics Inc. *                         3,342,813
  126,100    US     Deltagen Inc. *                                 1,316,169
   43,800    US     Eli Lilly & Co.                                 4,076,137
   47,500    US     Genentech Inc. *                                3,871,250
  136,000    UK     GlaxoSmithKline PLC (ADR)                       7,616,000
   42,300    US     Human Genome Sciences Inc. *                    2,931,919
  104,500    US     ICOS Corp. *                                    5,427,469
   19,000    US     IDEC Pharmaceuticals Corp. *                    3,601,687
  117,700    US     Immunomedics Inc. *                             2,530,550
   43,000    US     Intermune Pharmaceuticals Inc.
                    *                                               1,918,875
   68,500    US     Johnson & Johnson                               7,196,781
   68,000    US     King Pharmaceuticals Inc. *                     3,514,750
   72,700    US     Medarex Inc. *                                  2,962,525
  100,000    US     MedImmune Inc. *                                4,768,750
   74,000    US     Merck & Co. Inc.                                6,928,250
   55,300    US     Millennium Pharmaceuticals
                    Inc. *                                          3,421,687
   38,000    US     NeoPharm Inc. *                                 1,439,250
  188,600    US     Pain Therapeutics Inc. *                        2,805,425
  250,000    US     Pfizer Inc.                                    11,500,000
  115,000    US     Pharmacia Corp.                                 7,015,000
   75,000    US     PRAECIS Pharmaceuticals Inc. *                  2,193,750
   27,000    US     Protein Design Labs Inc. *                      2,345,625
  159,700    SE     PyroSequencing AB (144A) *                      1,641,762
  150,600    US     Rosetta Inpharmatics Inc. *                     2,409,600
  128,500    US     Schering-Plough Corp.                           7,292,375
  215,500    CH     Serono S.A. (ADR) *                             5,158,531
   38,700    IS     Teva Pharmaceutical Industries
                    Ltd. (ADR)                                      2,834,775
   53,000    US     Titan Pharmaceuticals Inc. *                    1,874,610
                                                                 ------------
                                                                  169,515,089
                                                                 ------------
TOTAL EQUITY INVESTMENTS (COST $225,705,676)             92.6%    237,832,745
                                                                 ------------

    The accompanying notes are an integral part of the financial statements.

  Dresdner RCM Global Health Care Fund
  Portfolio of Investments
  December 31, 2000

                                                      % OF       MARKET VALUE
SHARES     COUNTRY                                  NET ASSETS     (NOTE 1)

------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS
                    MONEY MARKET FUNDS                    5.2%
7,590,119    US     SSgA Money Market Fund                       $  7,590,119
5,811,451    US     SSgA U.S. Government Money
                    Market Fund                                     5,811,451
                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,401,570)           5.2%     13,401,570
                                                                 ------------

TOTAL INVESTMENTS (COST $239,107,246)**                  97.8%    251,234,315

                    OTHER ASSETS LESS LIABILITIES         2.2%      5,674,316
                                                                 ------------
                    NET ASSETS                          100.0%   $256,908,631
                                                                 ============

------------------------------------

*    Non-income producing security

ADR  American Depositary Receipt

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Tax Information:

** For Federal income tax purposes, cost is $240,127,533 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $ 21,730,365
Unrealized depreciation                              (10,623,583)
                                                    ------------
Net unrealized appreciation                         $ 11,106,782
                                                    ============

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                  % OF NET ASSETS
                                         ---------------------------------
                                COUNTRY             SHORT-TERM
COUNTRY                          CODE    EQUITIES   AND OTHER    TOTAL

--------------------------------------------------------------------------
Bermuda                           BH         2.2%                   2.2%
Germany                           DE         0.7%                   0.7%
Israel                            IS         1.1%                   1.1%
Sweden                            SE         0.6%                   0.6%
Switzerland                       CH         2.0%                   2.0%
United Kingdom                    UK         5.6%                   5.6%
United States                     US        80.4%       7.4%       87.8%
                                         -------    -------      ------
    Total                                   92.6%       7.4%      100.0%
                                         =======    =======      ======

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

        As the global economy softened throughout 2000, the growth-oriented style of Dresdner RCM's International Growth Equity Fund lost favor, with slowing growth hammering the types of stocks in which the Fund invests. As a result, the Dresdner RCM International Growth Equity Fund underperformed its benchmarks. For the 12 months ended December 31, 2000, the Dresdner RCM International Growth Equity Fund produced total returns of -26.76% and -26.95% for the Class I and Class N shares, respectively. In comparison, the Morgan Stanley Capital International ("MSCI") Europe Australasia Far East ("EAFE") Index, the Fund's primary benchmark, returned -13.95% and the MSCI All Country World Free Ex-U.S. Index ("ACWI") returned -15.09%. For the fourth quarter of 2000, the Fund produced total returns of -6.08% and -6.17% for the Class I and Class N shares, respectively. In comparison, the MSCI EAFE Index returned -2.62% and the MSCI ACWI returned -4.36%.

        On December 18, 2000, shareholders of the Fund approved its reorganization from a series of Dresdner RCM Capital Funds, Inc. to a newly created series of Dresdner RCM Global Funds, Inc. The reorganization transaction became effective on December 29, 2000.

MARKET REVIEW

        During the first quarter 2000, the international equity markets oscillated, with investors continuing to fuel New Economy stocks. However, volatility picked up in the second quarter 2000 and continued throughout the year, as investors rotated out of high growth New Economy stocks and into less vulnerable stocks in the Old Economy, thus causing severe downward pressure on the growth style overall.

        The contrast between the first and final quarters of 2000 was marked. The year began with continued strength and momentum in the New Economy sectors. Technology, telecommunications and media were up 6.0%, 8.8% and 25.8% respectively, in the first quarter. Conversely, by year-end, the international equity markets experienced a violent sector reversal as investors rotated out of these formerly stellar sectors. Technology plummeted by 20.1% and telecommunications lost 12.1%. By the fourth quarter, investors favored the more defensive sectors such as consumer staples, up 9.9% and utilities, up 8.1%.

        The market euphoria of 1999 was quelled by tighter monetary policy of the European Central Bank. Even Japan, which had historically high unemployment figures and maintained a benign monetary policy during the first half of 2000, raised interest rates in the third quarter, a first since 1990. Whether the increase in rates was to control inflation (a result of higher oil prices and a weak Euro) as it was with the European Central Bank, or like the Bank of Japan, intended to sustain a rebound in the economy, the outcome was the same -- a weaker global economy with growth stocks under-performing as a result.

        The economic slowdown was apparent in the major regions: European GDP growth slowed to a 2.8% annualized rate in the third quarter; Japanese economic growth decreased to a 1% annualized rate, after beginning the year with a remarkable 10% recovery in GDP. By the third quarter, the crisis in the Euro hurt that region's returns, with the Euro depreciating 7.9% against the U.S. dollar for the period.

FACTORS AFFECTING PERFORMANCE

        In the first quarter 2000, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, continued to overweight the technology and telecommunications sectors based upon the convictions of the Fund's portfolio managers that those sectors offered superior growth characteristics. Dresdner RCM trimmed technology positions throughout the first quarter as those stocks had appreciated, and the portfolio managers did not want to increase the Fund's total exposure to that sector. As market sentiment toward high growth technology stocks changed, rather than attempt to time a sector rotation, Dresdner RCM did not alter this strategy in the second quarter. This decision took into consideration that many companies in sectors outside the U.S. lagged their counterparts here. With tightening monetary policy continuing worldwide, these sectors lost favor to Old Economy stocks and that strategy hurt performance.

 Dresdner RCM International Growth Equity Fund
 Management's Performance Review

        An effective plan of overweighting the communications equipment industry and underweighting the automotive industry offset this sub-optimal sector selection in the second quarter. However, positions in the telecommunication services and internet software and service and IT consulting along with the underweights to the pharmaceutical and biotechnology industries negatively impacted the Fund's portfolio during the same period; these sectors felt the effects of rising interest rates.

        During the second quarter, Dresdner RCM increased the Fund's weight to the consumer staples sector. The rationale was based upon Dresdner RCM's belief that these companies should grow as they become more efficient. Furthermore, in the volatile equity market environment, the visible earnings of consumer staples make them attractive.

        During the third quarter, despite the overweight in telecommunications services and communications equipment dampening performance, Dresdner RCM's conviction in maintaining telecommunications holdings strengthened. The race for service providers to offer faster data and Internet communications over mobile phones was in progress. Dresdner RCM believed that manufacturers of this technology were poised to gain from an investment boom on behalf of service providers, and this would translate into both higher infrastructure spending and increased demand for more sophisticated cellular handsets. This theme has yet to fully play out. In the fourth quarter, Nokia and Vodafone, in particular, positively impacted the Fund's performance.

        After the first half of 2000, defensive-oriented sectors such as utilities and finance rebounded and excelled. In the fourth quarter, the Fund began increasing the size of its European financial position, based upon a possible plateau of European interest rates, a growing equity culture in many of these countries, as well as the prospect of significant pension reform in the region. Policymakers are introducing tax-advantaged savings plans similar to 401(k) plans in the U.S. Firms with asset management capabilities will be the greatest beneficiaries of this expected boom in savings. Furthermore, those banks with asset management capabilities should be able to leverage their distribution channels for growth in this area (UBS in Switzerland, Deutsche Bank in Germany and UniCredito Italiano in Italy). By year-end, the Fund's overweight in financials along with the underweight in the telecommunications sector helped to offset the negative effects of the market shift away from the growth style, the Fund's philosophy.

OUTLOOK

        Dresdner RCM expects the market environment to remain relatively negative in the short-term as the prospects for a hard global economic landing continue to mount. Central banks may begin to ease monetary policy in the new year. However, a move toward easing globally may not be enough to avert a major economic slowdown. It would not be surprising, therefore, to see companies continue to pre-announce lower than expected earnings growth figures. Within that context, Dresdner RCM will continue to stress the quality aspect of the stocks in the Fund. Quality can be viewed within the context of visible earnings growth and a strong balance sheet, such that a company is not dependent upon capital markets for financing. Based upon this strategy, the Fund ended the year and moved into 2001 overweighted in the health care and consumer staples sectors and underweighted in the cyclically sensitive sectors (i.e., commercial goods and services and materials).

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE FROM COMMENCEMENT OF OPERATIONS
$10,000 Investment (12/28/94 - 12/31/00)(d)(f)

       CLASS I SHARES  MSCI-EAFE INDEX(A)   MSCI-ACWI FREE(B)
12/94         $10,000              $10,000            $10,000
1/95           $9,555               $9,616             $9,617
2/95           $9,577               $9,591             $9,592
3/95          $10,054              $10,192            $10,193
4/95          $10,492              $10,579            $10,579
5/95          $10,564              $10,455            $10,455
6/95          $10,847              $10,274            $10,275
7/95          $11,570              $10,916            $10,917
8/95          $11,420              $10,502            $10,503
9/95          $11,665              $10,710            $10,711
10/95         $11,489              $10,426            $10,426
11/95         $11,522              $10,719            $10,719
12/95         $11,799              $11,153            $11,153
1/96          $12,126              $11,201            $11,201
2/96          $12,271              $11,241            $11,241
3/96          $12,648              $11,483            $11,483
4/96          $13,096              $11,819            $11,820
5/96          $13,263              $11,604            $11,604
6/96          $13,353              $11,672            $11,673
7/96          $12,822              $11,334            $11,334
8/96          $13,108              $11,361            $11,362
9/96          $13,404              $11,666            $11,666
10/96         $13,302              $11,549            $11,549
11/96         $13,864              $12,011            $12,011
12/96         $14,078              $11,859            $11,860
1/97          $14,355              $11,447            $11,447
2/97          $14,477              $11,637            $11,637
3/97          $14,410              $11,682            $11,683
4/97          $14,654              $11,746            $11,747
5/97          $15,606              $12,513            $12,514
6/97          $16,502              $13,207            $13,207
7/97          $17,509              $13,423            $13,424
8/97          $16,292              $12,423            $12,424
9/97          $17,620              $13,121            $13,122
10/97         $16,458              $12,116            $12,117
11/97         $16,414              $11,995            $11,996
12/97         $16,603              $12,103            $12,071
1/98          $17,063              $12,660            $12,432
2/98          $17,924              $13,475            $13,261
3/98          $18,602              $13,893            $13,720
4/98          $18,954              $14,005            $13,818
5/98          $19,063              $13,941            $13,568
6/98          $19,123              $14,050            $13,517
7/98          $19,754              $14,196            $13,645
8/98          $17,063              $12,440            $11,721
9/98          $16,033              $12,062            $11,474
10/98         $16,869              $13,322            $12,675
11/98         $17,730              $14,008            $13,356
12/98         $18,895              $14,564            $13,816
1/99          $19,223              $14,525            $13,801
2/99          $18,429              $14,182            $13,492
3/99          $18,832              $14,778            $14,144
4/99          $19,160              $15,379            $14,851
5/99          $18,290              $14,590            $14,153
6/99          $19,804              $15,162            $14,804
7/99          $20,836              $15,617            $15,152
8/99          $21,050              $15,678            $15,205
9/99          $21,479              $15,840            $15,308
10/99         $23,232              $16,437            $15,878
11/99         $26,524              $17,012            $16,513
12/99         $30,357              $18,541            $18,088
1/00          $28,998              $17,366            $17,106
2/00          $31,077              $17,837            $17,568
3/00          $30,330              $18,532            $18,229
4/00          $27,639              $17,561            $17,211
5/00          $25,126              $17,136            $16,748
6/00          $26,321              $17,810            $17,485
7/00          $25,153              $17,067            $16,794
8/00          $25,615              $17,219            $17,003
9/00          $23,672              $16,384            $16,059
10/00         $22,720              $16,001            $15,548
11/00         $21,280              $15,404            $14,850
12/00         $22,230              $15,955            $15,358

PERFORMANCE FROM FIRST PUBLIC OFFERING
$10,000 Investment (5/22/95 - 12/31/00)(d)(f)

       CLASS I SHARES  MSCI-EAFE INDEX(A)   MSCI-ACWI FREE(B)
5/95          $10,000              $10,000            $10,000
5/95          $10,233               $9,984            $10,222
6/95          $10,508               $9,811            $10,081
7/95          $11,208              $10,424            $10,654
8/95          $11,063              $10,029            $10,284
9/95          $11,300              $10,228            $10,460
10/95         $11,130               $9,956            $10,180
11/95         $11,161              $10,236            $10,420
12/95         $11,430              $10,650            $10,831
1/96          $11,747              $10,696            $10,980
2/96          $11,887              $10,735            $10,980
3/96          $12,254              $10,965            $11,184
4/96          $12,686              $11,287            $11,523
5/96          $12,848              $11,081            $11,350
6/96          $12,935              $11,147            $11,408
7/96          $12,421              $10,823            $11,029
8/96          $12,698              $10,849            $11,094
9/96          $12,985              $11,140            $11,369
10/96         $12,886              $11,029            $11,256
11/96         $13,430              $11,470            $11,690
12/96         $13,638              $11,325            $11,554
1/97          $13,906              $10,931            $11,342
2/97          $14,024              $11,113            $11,549
3/97          $13,959              $11,156            $11,525
4/97          $14,195              $11,217            $11,622
5/97          $15,117              $11,950            $12,340
6/97          $15,986              $12,612            $13,021
7/97          $16,961              $12,819            $13,284
8/97          $15,782              $11,864            $12,239
9/97          $17,069              $12,530            $12,901
10/97         $15,943              $11,571            $11,803
11/97         $15,900              $11,455            $11,656
12/97         $16,083              $11,558            $11,790
1/98          $16,529              $12,090            $12,142
2/98          $17,363              $12,868            $12,952
3/98          $18,020              $13,267            $13,400
4/98          $18,361              $13,375            $13,497
5/98          $18,466              $13,313            $13,252
6/98          $18,525              $13,417            $13,202
7/98          $19,136              $13,556            $13,327
8/98          $16,529              $11,879            $11,448
9/98          $15,532              $11,518            $11,207
10/98         $16,342              $12,722            $12,380
11/98         $17,175              $13,377            $13,045
12/98         $18,304              $13,908            $13,495
1/99          $18,622              $13,871            $13,480
2/99          $17,852              $13,543            $13,178
3/99          $18,243              $14,112            $13,815
4/99          $18,561              $14,687            $14,580
5/99          $17,718              $13,933            $13,790
6/99          $19,184              $14,479            $14,459
7/99          $20,186              $14,914            $14,799
8/99          $20,394              $14,972            $14,851
9/99          $20,809              $15,126            $14,952
10/99         $22,508              $15,696            $15,508
11/99         $25,697              $16,246            $16,129
12/99         $29,407              $17,706            $17,667
1/00          $28,091              $16,584            $16,708
2/00          $30,105              $17,033            $17,159
3/00          $29,381              $17,697            $17,804
4/00          $26,775              $16,770            $16,811
5/00          $24,339              $16,364            $16,358
6/00          $25,498              $17,010            $17,018
7/00          $24,366              $16,301            $16,346
8/00          $24,813              $16,446            $16,548
9/00          $22,931              $15,648            $15,630
10/00         $22,009              $15,282            $15,133
11/00         $20,614              $14,712            $14,454
12/00         $21,537              $15,082            $14,610

PERFORMANCE(c)
DECEMBER 31, 2000

INTERNATIONAL                                               LIFE OF FUND              LIFE OF FUND
GROWTH EQUITY                                             ANNUALIZED SINCE          CUMULATIVE SINCE
FUND                       1 YEAR   3 YEARS  5 YEARS  12/28/94(D)  05/25/95(D)  12/28/94(D)  05/25/95(D)
Class I
Average Annual Total
Return(d)                  -26.76%  10.22%   13.51%      14.22%       14.66%      122.30%      115.37%
Class N
Average Annual Total
Return(e)(f)               -26.95%   9.95%   13.23%      13.94%       14.38%      119.03%      112.40%
MSCI-EAFE Index
Average Annual Total
Return(a)                  -13.95%   9.65%    7.43%       8.09%        7.60%       59.55%       50.82%
MSCI-ACWI Ex-U.S. Free
Average Annual Total
Return(b)                  -15.09%   8.36%    6.73%       7.40%        7.00%       53.58%       46.10%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI-EAFE Index is arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(b) The MSCI All Country World Free Ex-U.S. Index ("ACWI") is a market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries excluding the United States. Stock selection excludes securities which are not purchasable by foreigners. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.

 Dresdner RCM International Growth Equity Fund
 Total Return Index Comparison

(d) The Class I shares were registered for offer and sale under the Securities Act of 1933 on May 22, 1995. In accordance with SEC regulations, performance information is provided for the period beginning on May 22, 1995 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on December 28, 1994 ("Commencement of Operations").
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns and reflect the deduction of Rule 12b-1 fees applicable to Class N shares.
(f) The value of a $10,000 investment for Class N is $21,903 and $21,240 for the Fund from December 28, 1994 to December 31, 2000 and from May 22, 1995 to December 31, 2000, respectively. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              2.7%
                     CAPITAL GOODS                              2.7%
   207,900    UK     Bae Systems PLC                                  $  1,186,343
    62,160    NL     Koninklijke (Royal) Philips
                     Electronics N.V. *                                  2,277,158
   283,000    JP     Mitsubishi Electric Corp.                           1,742,110
    21,050    DK     Vestas Wind Systems A/S *                           1,138,564
                                                                      ------------
                                                                         6,344,175
                                                                      ------------
CONSUMER DISCRETIONARY SECTOR                                  12.0%
                     AUTOMOBILES & COMPONENTS                   1.6%
   199,000    JP     Nissan Motor Co. Ltd. *                             1,146,602
    83,100    JP     Toyota Motor Corp.                                  2,655,998
                                                                      ------------
                                                                         3,802,600
                                                                      ------------
                     CONSUMER DURABLES & APPAREL                3.9%
    18,500    FR     LVMH (Louis Vuitton Moet
                     Hennessy)                                           1,224,491
   148,000    JP     Matsushita Electric Industries                      3,538,003
   172,000    JP     Sanyo Electric Co. Ltd.                             1,430,823
    41,800    JP     Sony Corp.                                          2,891,593
                                                                      ------------
                                                                         9,084,910
                                                                      ------------
                     HOTELS, RESTAURANTS & LEISURE              1.2%
   245,680    UK     Granada Compass PLC                                 2,673,570
                                                                      ------------
                     MEDIA                                      4.6%
    41,670    FR     Publicis Groupe *                                   1,407,993
    76,000    SG     Singapore Press Holdings Ltd.                       1,122,008
    37,040    FR     Societe Television Francaise *                      1,999,557
    56,800    FR     Vivendi Universal S.A. *                            3,738,189
    47,300    NL     VNU N.V.                                            2,324,731
                                                                      ------------
                                                                        10,592,478
                                                                      ------------
                     RETAILING                                  0.7%
     8,000    JP     Fast Retailing Co. Ltd.                             1,567,775
                                                                      ------------
CONSUMER STAPLES SECTOR                                         9.5%
                     FOOD & DRUG RETAILING                      3.3%
    34,400    CA     Loblaw Cos. Ltd.                                    1,156,585
    24,700    UK     Safeway PLC                                           110,322
 1,556,955    UK     Tesco PLC                                           6,343,560
                                                                      ------------
                                                                         7,610,467
                                                                      ------------
                     FOOD, BEVERAGE & TOBACCO                   5.2%
    64,400    BR     Companhia de Bebidas das
                     Americas (ADR)                                      1,658,300
    28,250    MX     Fomento Economico Mexicano
                     S.A. de C.V. (ADR)                                    843,969
        20    JP     Hokuto Corp.                                              695

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     FOOD, BEVERAGE & TOBACCO
                     (CONTINUED)
   122,200    BE     Interbrew *                                      $  4,258,671
     2,275    CH     Nestle S.A.                                         5,306,702
                                                                      ------------
                                                                        12,068,337
                                                                      ------------
                     HOUSEHOLD & PERSONAL PRODUCTS              1.0%
   163,500    UK     Reckitt Benckiser PLC                               2,251,857
                                                                      ------------
ENERGY SECTOR                                                   7.7%
                     ENERGY                                     7.7%
    40,175    CA     Alberta Energy Co. Ltd.                             1,920,472
   289,700    UK     BP Amoco PLC                                        2,336,870
   447,500    IT     ENI S.p.A.                                          2,856,912
   680,280    UK     Shell Transport & Trading Co.                       5,578,948
    33,840    FR     Total Fina Elf S.A.                                 5,032,462
                                                                      ------------
                                                                        17,725,664
                                                                      ------------
FINANCIAL SECTOR                                               26.1%
                     BANKS                                      8.3%
   153,200    AU     Commonwealth Bank of Australia                      2,630,705
    35,000    DE     Deutsche Bank AG                                    2,941,268
       226    CH     Julius Baer Holding Ltd. (B
                     Shares)                                             1,237,039
   161,170    UK     Lloyds TSB Group PLC                                1,704,550
   155,280    UK     Royal Bank of Scotland Group
                     PLC                                                 3,669,562
   149,000    JP     Sumitomo Bank Ltd.                                  1,530,446
    17,310    CH     UBS AG                                              2,825,363
   474,000    IT     UniCredito Italiano S.p.A.                          2,478,726
                                                                      ------------
                                                                        19,017,659
                                                                      ------------
                     DIVERSIFIED FINANCIALS                     5.4%
   111,090    NL     Fortis (NL) N.V.                                    3,608,660
   272,210    UK     HSBC Holdings PLC                                   4,048,300
   208,000    JP     Nikko Securities Co. Ltd.                           1,611,909
    91,000    JP     Nomura Securities Co. Ltd.                          1,637,522
   230,900    JP     Sumitomo Trust & Banking Co.
                     Ltd.                                                1,571,009
                                                                      ------------
                                                                        12,477,400
                                                                      ------------
                     INSURANCE                                 11.1%
    15,900    DE     Allianz AG                                          5,950,170
    25,300    FR     Assurances Generales de France                      1,757,710
    12,150    FR     Axa S.A.                                            1,756,677
     8,990    DE     Ergo Versicherungs Gruppe AG                        1,519,243
    20,400    DE     Muenchener
                     Rueckversicherungs-Gesellschaft
                     AG                                                  7,298,245
    76,770    UK     Prudential Corp. PLC                                1,235,092
     1,987    CH     Swiss Re                                            4,763,656
     2,200    CH     Zurich Financial Services AG *                      1,326,382
                                                                      ------------
                                                                        25,607,175
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

                     REAL ESTATE                                1.3%
   135,000    HK     Cheung Kong (Holdings) Ltd.                      $  1,726,463
   132,000    HK     Sun Hung Kai Properties Ltd.                        1,315,785
                                                                      ------------
                                                                         3,042,248
                                                                      ------------
HEALTH CARE SECTOR                                             16.0%
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                   1.0%
    21,900    DE     Fresenius Medical Care AG
                     (Non-Voting Preferred Shares)                       1,048,599
    33,860    NL     QIAGEN N.V. *                                       1,205,093
                                                                      ------------
                                                                         2,253,692
                                                                      ------------
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             15.0%
    73,000    FR     Aventis S.A.                                        6,408,102
     8,300    UK     Cambridge Antibody Technology
                     Group PLC *                                           471,144
    58,690    UK     Celltech Group PLC *                                1,037,149
    70,000    JP     Fujisawa Pharmaceutical Co.
                     Ltd.                                                2,316,987
   231,760    UK     GlaxoSmithKline PLC *                               6,543,235
     2,665    CH     Novartis AG                                         4,711,653
     9,960    DK     Novo Nordisk A/S (B Shares) *                       1,785,300
       460    CH     Roche Holdings AG                                   4,686,584
    45,360    CH     Serono S.A. (ADR) *                                 1,085,805
     1,060    CH     Serono S.A. (B Shares) *                            1,020,427
    75,900    JP     Takeda Chemical Industries
                     Ltd.                                                4,492,854
                                                                      ------------
                                                                        34,559,240
                                                                      ------------
MATERIALS SECTOR                                                0.0%
                     MATERIALS                                  0.0%
       575    CH     Syngenta AG *                                          30,870
                                                                      ------------
TECHNOLOGY SECTOR                                              11.4%
                     COMMUNICATIONS EQUIPMENT                   7.1%
    11,400    JP     Matsushita Communications
                     Industrial Co.                                      1,432,487
   226,700    FI     Nokia Oyj                                          10,109,742
    41,810    CA     Nortel Networks Corp.                               1,340,533
   314,800    SE     Telefonaktiebolaget LM
                     Ericsson AB (B Shares) *                            3,586,548
                                                                      ------------
                                                                        16,469,310
                                                                      ------------
                     COMPUTERS & PERIPHERALS                    0.8%
    95,000    JP     Ricoh Co. Ltd.                                      1,755,253
                                                                      ------------
                     SEMICONDUCTORS & INSTRUMENTS               2.6%
    13,050    DE     Epcos AG *                                          1,133,306
     8,700    JP     Murata Manufacturing Co. Ltd.                       1,020,840
    83,000    JP     NEC Corp.                                           1,519,002
    51,600    FR     STMicroelectronics N.V. (NY
                     Registered Shares)                                  2,209,125
                                                                      ------------
                                                                         5,882,273
                                                                      ------------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

                     SOFTWARE                                   0.9%
    15,760    IS     Check Point Software
                     Technologies Ltd. *                              $  2,104,945
                                                                      ------------
TELECOMMUNICATION SERVICES SECTOR                              10.3%
                     TELECOMMUNICATION SERVICES                10.3%
   176,000    HK     China Mobile (Hong Kong) Ltd.
                     *                                                     961,242
        86    JP     NTT DoCoMo Inc.                                     1,483,537
   249,200    PT     Portugal Telecom S.A.                               2,278,778
   139,600    FI     Sonera Oyj                                          2,529,518
   194,100    IT     Telecom Italia S.p.A.                               2,146,672
   171,300    ES     Telefonica S.A. *                                   2,830,512
   794,100    AU     Telstra Corp. Ltd.                                  2,834,078
 2,345,600    UK     Vodafone Group PLC                                  8,601,965
                                                                      ------------
                                                                        23,666,302
                                                                      ------------
UTILITIES SECTOR                                                3.2%
                     UTILITIES                                  3.2%
   903,240    UK     Centrica PLC                                        3,497,954
    43,800    DE     E. On AG                                            2,664,674
   121,920    UK     National Grid Group PLC                             1,108,225
                                                                      ------------
                                                                         7,270,853
                                                                      ------------
TOTAL EQUITY INVESTMENTS (COST $234,275,837)                   98.9%   227,859,053
                                                                      ------------
   FACE
  AMOUNT
----------
SHORT-TERM INVESTMENTS
                     COMMERCIAL PAPER                           3.5%
$8,000,000    US     American Express Credit Corp.,
                     6.380%, maturing 01/02/01                           7,998,582
                                                                      ------------

  SHARES
----------
                     MONEY MARKET FUNDS                         6.2%
 5,981,651    US     SSgA Money Market Fund                              5,981,651
 8,354,692    US     SSgA U.S. Government Money
                     Market Fund                                         8,354,692
                                                                      ------------
                                                                        14,336,343
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS (COST $22,334,925)                 9.7%    22,334,925
                                                                      ------------

TOTAL INVESTMENTS (COST $256,610,762)**                       108.6%   250,193,978

                     OTHER ASSETS LESS LIABILITIES             (8.6)%  (19,791,695)
                                                                      ------------
                     NET ASSETS                               100.0%  $230,402,283
                                                                      ============

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM International Growth Equity Fund
 Portfolio of Investments
 December 31, 2000

Tax Information:
** For Federal income tax purposes, cost is $260,778,256 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:


Unrealized appreciation                             $11,939,399
Unrealized depreciation                             (22,523,677)
                                                    -----------
Net unrealized depreciation                         $(10,584,278)
                                                    ===========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                 % OF NET ASSETS
                                         -------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER     TOTAL

------------------------------------------------------------------------
Australia                         AU        2.4%                  2.4%
Belgium                           BE        1.9%                  1.9%
Brazil                            BR        0.7%                  0.7%
Canada                            CA        1.9%                  1.9%
Denmark                           DK        1.3%                  1.3%
Finland                           FI        5.5%                  5.5%
France                            FR       11.1%                 11.1%
Germany                           DE        9.8%                  9.8%
Hong Kong                         HK        1.7%                  1.7%
Israel                            IS        0.9%                  0.9%
Italy                             IT        3.2%                  3.2%
Japan                             JP       15.3%                 15.3%
Mexico                            MX        0.4%                  0.4%
Netherlands                       NL        4.1%                  4.1%
Portugal                          PT        1.0%                  1.0%
Singapore                         SG        0.5%                  0.5%
Spain                             ES        1.2%                  1.2%
Sweden                            SE        1.6%                  1.6%
Switzerland                       CH       11.7%                 11.7%
United Kingdom                    UK       22.7%                 22.7%
United States                     US        0.0%       1.1%       1.1%
                                         ------     ------      -----
  Total                                    98.9%       1.1%     100.0%
                                         ======     ======      =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review

        An aggressive sell-off in technology and telecommunications stocks continued to drive emerging markets downward, as investors were extremely bearish and risk-averse during the year. Although absolute results were negative, a higher than normal cash position allowed the Dresdner RCM Emerging Markets Fund to outperform its primary benchmark for the year and for the fourth quarter. For the 12 months ended December 31, 2000, the Fund produced total returns of -25.24% and -25.29% for the Class I and Class N shares, respectively. In comparison, the MSCI Emerging Markets Free Index ("EMF"), the Fund's benchmark, returned -30.60% and the S&P Emerging Markets Index returned -30.42%. For the fourth quarter of 2000, the Fund produced total returns of -11.86% and -11.95% for the Class I and Class N shares, respectively. In comparison, the MSCI-EMF Index returned -13.32% and the S&P Emerging Markets Index returned -11.94%.

MARKET REVIEW

        During the year, economic growth and corporate earnings expectations were reduced throughout much of the world. Despite growing expectations of an easing monetary policy by the U.S. Federal Reserve Board as the year drew to a close, the policy remained tight for most of the year. Emerging markets remained generally correlated with Nasdaq, as investors who are cautious about risk pulled back across similar asset classes. With that said, Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, believes that emerging market performance held its own during the year, considering the poor performance elsewhere.

        Because of declining interest rates and continuing weakness in technology shares, industries such as financial services and consumer durables appeared to be more attractive investment themes as investors searched elsewhere for growth; this tumultuous market was reflected in the Fund's industry strategy and stock selection. Meanwhile, slower economic growth prospects had adverse consequences for economically cyclical stocks such as basic materials and chemicals. Consumer staples such as food and beverage stocks served as defensive safe havens. In Latin America, growth continued to accelerate in Brazil while expectations of a slowdown in Mexico continued to build in light of a slowing U.S. economy. In Asia, Hong Kong and China were doing well, but Taiwan and Korea were bogged down by technology. In Eastern Europe, Russia outperformed until late in the year, as oil prices declined. Overall, investors seem encouraged by Vladimir Putin's leadership, which marked a one-year anniversary on December 31, 2000.

FACTORS AFFECTING PERFORMANCE

        Throughout this difficult year, Dresdner RCM continued to employ rigorous fundamental research to uncover companies throughout the world that have both superior earnings growth and reasonable valuations. The Fund was early in its underweight in certain areas of technology, partly because of the work of Dresdner RCM's Grassroots(SM) Research, which indicated a developing weakness in orders that suggested that the Fund trim some stocks in Taiwan. The Fund was able to anticipate disappointing results for one Taiwanese company that manufactures chip sets for Intel. Meanwhile, the Fund's management team also had concerns about political and financial instability in Taiwan.

        Still, there were pockets of good results during the period. Israel-based Check Point Software Technologies, a global leader in Internet security, continued its strong performance amidst the difficult technology environment. Management has done an excellent job of executing its growth strategy, offering software that is sufficiently inexpensive to fit within its customers' information technology budgets in lean times.

        Within commodities and metals, the portfolio focused on platinum plays such as Impala Platinum in South Africa. Platinum stocks benefited from a supply demand imbalance and strong demand from the auto and jewelry industries.

        The Fund benefited from investments in Brazilian banks, such as Banco Itau, as a combination of lower interest rates and a strengthening economy has caused loan growth to resume. In addition, the privatization process within the banking industry has been beneficial to stock price performance there, as banks offer an increasingly wide range of services including asset management, credit cards and insurance. The leading soft drink and beer company in Brazil, Companhia de Bebidas, also performed well during the year on news that it had

 Dresdner RCM Emerging Markets Fund
 Management's Performance Review
acquired its chief Uruguayan competitor. However, Argentina was the cloud hanging over Latin America, as the country threatened to default on its foreign debt.

        In Eastern Europe, Bank Polska Kasa Opieki, a Polish financial institution, performed well as interest rates in Poland peaked in the third quarter. The bank's management is very strong and it recently cut costs and added new services.

        Although Asia ex-Japan generally performed poorly during the quarter, selected real estate developers performed very well as easing monetary policy in China boosted real estate values in the region. Indeed, Dresdner RCM's Grassroots(SM) Research found that office rent in China had risen significantly. In Hong Kong, Sung Hung Kai Properties, a property development company, has benefited from a mortgage lending war in which rates were actually below the prime lending rate due to the strong economy in China and Hong Kong and low unemployment.

OUTLOOK

        Currently, expectations for emerging markets are modest by historical standards. Once lower market returns become the norm in the U.S. and other developed markets, Dresdner RCM believes that emerging markets will once again appear relatively attractive. Longer-term trends, such as privatization, the globalization of finance and the spread of Internet commerce remain positive factors. In addition, institutional investors who focus on non-U.S. equities continue to under-invest in emerging markets.

        In the meantime, emerging market valuations are quite reasonable. If U.S. investors conclude that higher annual returns may no longer be achievable, they may begin looking to other markets for growth opportunities. The Fund's strategy will continue its emphasis on high-quality, highly liquid stocks of companies with strong management and clear business strategies.

 Dresdner RCM Emerging Markets Fund
 Total Return Index Comparison(c)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/97 - 12/31/00)(d)(f)

                       MSCI-EMF    S&P EMERGING
       CLASS I SHARES  INDEX(A)  MARKETS INDEX(B)
12/97          $9,990   $10,024           $10,015
1/98           $9,720    $9,238            $9,358
2/98          $10,530   $10,203           $10,314
3/98          $10,950   $10,645           $10,718
4/98          $11,120   $10,529           $10,747
5/98           $9,920    $9,087            $9,406
6/98           $9,170    $8,134            $8,441
7/98           $9,590    $8,391            $8,778
8/98           $7,660    $5,965            $6,311
9/98           $7,810    $6,344            $6,614
10/98          $8,660    $7,012            $7,374
11/98          $8,910    $7,595            $7,928
12/98          $9,151    $7,485            $7,810
1/99           $8,879    $7,364            $7,630
2/99           $8,839    $7,436            $7,765
3/99           $9,696    $8,416            $8,661
4/99          $10,715    $9,457            $9,843
5/99          $10,493    $9,402            $9,667
6/99          $11,644   $10,469           $10,719
7/99          $11,472   $10,184           $10,564
8/99          $11,855   $10,277           $10,680
9/99          $11,482    $9,930           $10,383
10/99         $12,098   $10,141           $10,563
11/99         $14,378   $11,051           $11,513
12/99         $17,562   $12,457           $13,056
1/00          $17,083   $12,531           $13,053
2/00          $20,050   $12,697           $13,040
3/00          $19,186   $12,759           $13,230
4/00          $16,635   $11,549           $11,861
5/00          $15,959   $11,072           $11,526
6/00          $16,927   $11,462           $11,851
7/00          $16,000   $10,873           $11,280
8/00          $16,417   $10,926           $11,323
9/00          $14,897    $9,972           $10,315
10/00         $13,648    $9,249            $9,472
11/00         $12,326    $8,441            $8,827
12/00         $13,129    $8,643            $9,084

PERFORMANCE(c)
DECEMBER 31, 2000

                                                             CUMULATIVE
                                                    SINCE      SINCE
EMERGING MARKETS FUND           1 YEAR   3 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total Return(d)  -25.24%   9.50%     9.49%      31.29%
Class N
Average Annual Total
Return(e)(f)                    -25.29%   9.30%     9.30%      30.59%
MSCI-EMF Index
Average Annual Total Return(a)  -30.60%  -4.82%    -4.74%     -13.57%
S&P Emerging Markets Index
Average Annual Total Return(b)  -30.42%  -3.20%    -3.15%      -9.16%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The MSCI Emerging Markets Free ("EMF") Index is a market capitalization-weighted index composed of 981 companies in 26 emerging market countries. The average market capitalization size of the listed companies is $800 million.
(b) The S&P Emerging Markets Index (formerly IFC Emerging Markets Index) represents the IFC Investable ("IFCI") regional total return composite. The term investable indicates that the stocks and the weights in the IFCI Index represent the amount that foreign institutional investors might buy by virtue of the applicable foreign institutional restrictions (either at the national level or by the individual company's corporate statute) plus factoring in minimum market capitalization and liquidity screens.
(c) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(d)  The Class I shares began operations on December 30, 1997.
(e) Class N shares were first issued on March 10, 1999, and pay Rule 12b-1 fees. Class N returns through March 10, 1999 are based on Class I returns, and reflect the deduction of Rule 12b-1 fees applicable to Class N Shares.
(f) The value of a $10,000 investment for Class N is $13,059 for the period from December 30, 1997 to December 31, 2000. The performance of the
     Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                             4.8%
                    CAPITAL GOODS                              2.3%
  672,000    TR     Enka Holding Yatirim A.S.                          $   72,183
    7,000    MX     Tubos de Acero de Mexico S.A.
                    (Sponsored ADR)                                       100,100
                                                                       ----------
                                                                          172,283
                                                                       ----------
                    TRANSPORTATION                             2.5%
  105,000    HK     MTR Corp. Ltd.                                        184,425
                                                                       ----------
CONSUMER DISCRETIONARY SECTOR                                  3.1%
                    MEDIA                                      2.0%
   13,600    ZA     Johnnic Holdings Ltd.                                 147,318
                                                                       ----------
                    RETAILING                                  1.1%
   39,500    MX     Walmart de Mexico SA de C.V.,
                    Series V *                                             78,519
                                                                       ----------
CONSUMER STAPLES SECTOR                                       11.4%
                    FOOD & DRUG RETAILING                      1.2%
    1,400    BR     Companhia Brasileria de
                    Distribuicao Grupo Pao de
                    Acucar (Sponsored ADR)                                 51,100
   20,000    HK     Li & Fung Ltd.                                         36,283
                                                                       ----------
                                                                           87,383
                                                                       ----------
                    FOOD, BEVERAGE & TOBACCO                   8.4%
   11,000    BR     Companhia de Bebidas das
                    Americas (ADR) *                                      283,250
    3,500    MX     Fomento Economico Mexicano,
                    S.A. de C.V. (Sponsored ADR)                          104,563
   47,500    MX     Grupo Modelo S.A. de C.V.,
                    Series C                                              126,060
    4,069    HU     Pick Szeged Rt.                                       104,269
                                                                       ----------
                                                                          618,142
                                                                       ----------
                    HOUSEHOLD & PERSONAL PRODUCTS              1.8%
   30,000    IN     Hindustan Lever Ltd. (Demat
                    Shares)                                               132,615
                                                                       ----------
ENERGY SECTOR                                                  4.7%
                    ENERGY                                     4.7%
      900    RU     Lukoil Holding (Sponsored ADR)                         33,300
    9,100    RU     Lukoil Holding (Sponsored ADR)
                    Pfd.                                                  161,980
    3,800    BR     Petroleo Brasileiro S.A.                               94,513
    2,520    BR     Petroleo Brasileiro S.A.
                    (Petrobras) Pfd.                                       59,162
                                                                       ----------
                                                                          348,955
                                                                       ----------
FINANCIALS SECTOR                                             13.0%
                    BANKS                                      9.6%
    1,800    GR     Alpha Bank A.E.                                        62,241

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                    BANKS (CONTINUED)
1,290,000    BR     Banco Itau S.A. Pfd.                               $  122,385
    8,100    PL     Bank Polska Kasa Opieki S.A. *                        122,505
   48,500    MX     Grupo Financiero Banamex
                    Accival, S.A. de CV                                    79,752
    6,821    ZA     Nedcor Ltd.                                           154,081
   28,300    ZA     Standard Bank Investment
                    Corp., Ltd.                                           114,022
    9,897    TR     Yapi Ve Kredi Bankasi
                    (Sponsored GDR) *                                      50,227
                                                                       ----------
                                                                          705,213
                                                                       ----------
                    REAL ESTATE                                3.4%
    9,000    HK     Cheung Kong Holdings Ltd.                             115,097
   20,000    HK     Hongkong Land Holdings Ltd.                            44,400
    9,000    HK     Sung Hung Kai Properties Ltd.                          89,713
                                                                       ----------
                                                                          249,210
                                                                       ----------
HEALTH CARE SECTOR                                             6.9%
                    PHARMACEUTICALS &
                    BIOTECHNOLOGY                              6.9%
    3,500    IN     Dr. Reddy's Laboratories Ltd.                          95,425
    2,200    HU     Gedeon Richter Rt.                                    129,893
   10,200    HR     Pliva d.d. (GDR REG S)                                119,850
    3,600    IN     Ranbaxy Laboratories Ltd.                              51,841
    1,550    IS     Teva Pharmaceutical Industries
                    Ltd. (Sponsored ADR)                                  113,537
                                                                       ----------
                                                                          510,546
                                                                       ----------
MATERIALS SECTOR                                               9.2%
                    RAW/BASIC MATERIALS                        9.2%
    4,800    ZA     Anglo American Platinum Corp.,
                    Ltd.                                                  223,958
    6,300    PO     CIA Minas Buenaventura S.A.
                    (Sponsored ADR)                                        91,350
    2,500    BR     Companhia Vale do Rio Doce
                    Pfd.                                                   60,872
    4,770    ZA     Impala Platinum Holdings Ltd.                         242,974
   20,000    MX     Nuevo Grupo Mexico S.A.                                60,363
                                                                       ----------
                                                                          679,517
                                                                       ----------
TECHNOLOGY SECTOR                                             15.2%
                    COMMUNICATIONS EQUIPMENT                   1.5%
      990    US     Comverse Technology Inc. *                            107,539
                                                                       ----------
                    COMPUTERS & PERIPHERALS                    2.5%
   56,000    HK     Computer & Technologies
                    Holdings Ltd.                                          30,334
   20,000    TW     Hon Hai Precision Industry
                    Co., Ltd.                                             101,566
   90,000    HK     Legend Holdings Ltd.                                   56,539
                                                                       ----------
                                                                          188,439
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

                                                           COMPUTERS & PERIPHERALS
                                                               2.5%:(Continued)
EQUITY INVESTMENTS (CONTINUED)
                    INFORMATION TECHNOLOGIES
                    CONSULTING & SERVICES                      1.3%
   13,500    IN     Satyam Computer Services Ltd.
                    (Demat Shares)*                                    $   93,485
                                                                       ----------
                    SEMICONDUCTORS & INSTRUMENTS               4.5%
    1,000    KR     Samsung Electronics Co.                               124,900
   32,600    TW     Taiwan Semiconductor
                    Manufacturing Co., Ltd. *                              78,342
   47,600    TW     United Microelectronics Corp.                          69,209
    3,000    TW     United Microelectronics Corp.
                    (ADR) *                                                24,750
    6,000    TW     Via Technologies Inc.                                  32,465
                                                                       ----------
                                                                          329,666
                                                                       ----------
                    SOFTWARE                                   5.4%
    2,010    IS     Check Point Software
                    Technologies *                                        268,460
    1,050    IN     Infosys Technologies Ltd.                             128,338
                                                                       ----------
                                                                          396,798
                                                                       ----------
TELECOMMUNICATION SERVICES SECTOR                             17.0%
                    TELECOMMUNICATIONS SERVICES               17.0%
    8,200    HK     China Mobile Hong Kong Ltd.
                    (Sponsored ADR) *                                     222,425
    8,625    BR     Embratel Participacoes S.A.
                    (ADR)                                                 135,305
      600    KR     Korea Telecom Corp.                                    31,779
    1,100    KR     Korea Telecom Corp. (ADR)                              34,100
    5,500    RU     Mobile Telesystems (Sponsored
                    ADR)                                                  132,000
      350    KR     SK Telecom Co., Ltd.                                   70,000
    3,200    KR     SK Telecom Co., Ltd. (ADR)                             75,400
    2,900    BR     Tele Celular Sul Participacoes
                    S.A. (ADR)                                             75,763
    9,500    BR     Tele Centro Oeste Celular
                    Participacoes S.A. (ADR)                               92,031
    3,700    BR     Tele Norte Leste Participacoes
                    S.A. (ADR)                                             84,406
    4,250    MX     Telefonos de Mexico (ADR)                             191,781
    4,000    PL     Telekomunikacja Polska S.A.                            26,715
    1,400    BR     Telemig Celular Participacoes
                    S.A. (ADR)                                             83,300
                                                                       ----------
                                                                        1,255,005
                                                                       ----------
UTILITIES SECTOR                                               1.8%
                    UTILITIES                                  1.8%
    1,600    KR     Korea Electric Power Corp.                             29,850
   10,000    KR     Korea Electric Power Corp.
                    (Sponsored ADR)                                       102,500
                                                                       ----------
                                                                          132,350
                                                                       ----------
TOTAL EQUITY INVESTMENTS (COST $7,053,054)                    87.1%     6,417,408
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Emerging Markets Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                      % OF        MARKET VALUE
AMOUNT     COUNTRY                                     NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
SHORT-TERM INVESTMENT                                         10.0%
                    TIME DEPOSIT
$ 733,000    US     Brown Brothers Harriman & Co.
                    Time Deposit 5.00%, Maturing
                    1/2/01                                             $  733,000
                                                                       ----------
                                                                          733,000
TOTAL SHORT-TERM INVESTMENT (COST $733,000)
                                                                       ----------

TOTAL INVESTMENTS (COST $7,786,054)**                         97.1%     7,150,408

                    OTHER ASSETS LESS LIABILITIES              2.9%       213,639
                                                                       ----------
                    NET ASSETS                               100.0%    $7,364,047
                                                                       ==========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
Pfd. Preferred Stock

Tax information:

** For Federal income tax purposes, cost is $7,174,032 and the gross aggregate unrealized appreciation (depreciation) for all securities is as follows:


Unrealized appreciation                             $  683,502
Unrealized depreciation                               (707,126)
                                                    ----------
Net unrealized depreciation                         $  (23,624)
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Brazil                            BR       11.7%                 11.7%
Croatia                           HR        1.6%                  1.6%
Greece                            GR        0.8%                  0.8%
Hong Kong                         HK       10.6%                 10.6%
Hungary                           HU        3.2%                  3.2%
India                             IN        6.8%                  6.8%
Israel                            IS        5.2%                  5.2%
Korea                             KR        6.4%                  6.4%
Mexico                            MX       10.1%                 10.1%
Peru                              PO        1.2%                  1.2%
Poland                            PL        2.0%                  2.0%
Russia                            RU        4.4%                  4.4%
South Africa                      ZA       12.0%                 12.0%
Taiwan                            TW        4.1%                  4.1%
Turkey                            TR        1.7%                  1.7%
United States                     US        5.3%       12.9%     18.2%
                                         ------     -------     -----
  Total                                    87.1%       12.9%    100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Management's Performance Review

        A decelerating economy and a weakening currency negatively impacted the European equity markets during 2000, although the fourth quarter saw hopeful signs as the euro rallied. For the 12 months ended December 31, 2000, the Dresdner RCM Europe Fund produced total returns of -11.64% and -11.39% for the Class I and Class N shares, respectively. In comparison, the MSCI Europe Index, the Fund's primary benchmark, returned -8.14%. For the fourth quarter of 2000, the Fund produced total returns of -6.48% and -6.15% for the Class I and Class N shares, respectively. In comparison, the Index returned 2.04%.

        On January 29, 2001, the Fund received proxies representing a majority of the Fund's outstanding shares authorizing votes in favor of its reorganization from a series of Dresdner RCM Investment Funds Inc. to a newly created series of Dresdner RCM Global Funds, Inc. The reorganization transaction is expected to close shortly.

MARKET REVIEW

        The fourth quarter of 2000 capped a difficult year for the European equity markets, as investors became concerned about the impact of the U.S. economic slowdown on European corporate profits. Growth stocks came under pressure, as tight monetary conditions continued on both sides of the Atlantic Ocean. Although the U.S. Federal Reserve Board ended its campaign to boost short-term interest rates in May, further rate increases took place in Europe, in part to prop up the sagging Euro.

        The actions were successful. For the year, the Euro fell from $1.02 to a low of $0.82, before rallying to $0.94 by year-end. Intervention by the European Central Bank along with a rapidly decelerating U.S. economy stemmed the decline of the Euro, which the Fund's portfolio management team believed had become undervalued. However, rising energy prices negatively impacted companies throughout almost every industry -- costs that couldn't be passed on to customers in the form of higher prices.

        Meanwhile, telecommunication shares continued to underperform because of several concerns relating to the higher-than-anticipated cost of third-generation wireless licenses as well as the build-out of infrastructure. Many of these companies must come back to the market to finance their expansion plans, which suggests a potential oversupply of securities that is currently depressing prices.

        On a positive note, Germany, the world's third largest economy, enacted sweeping tax reform during the summer of 2000. Led by Chancellor Gerhard Schroeder, enactment of the new law reduced personal and business tax rates while removing impediments to corporate mergers. One provision is the elimination of the tax on profits levied on companies that sell shares in other companies. Prior to its abolition, companies had to pay up to 53% on its investments profits. The tax reform is likely to spur restructuring activity and boost economic growth, while putting pressure on other European nations to lower their tax rates.

FACTORS AFFECTING PERFORMANCE

        The Fund's continued shift away from telecommunications, particularly the big incumbent service providers, was helpful to results. These are the companies that need to spend money on equipment and to build out infrastructure. In addition, their cost structures rose due to soaring licensing fees.

        While growth stocks languished, defensive areas such as health care, insurance and consumer staples received more attention from investors. Healthcare and biotechnology companies produced strong results during the quarter, including H. Lundbeck, a Danish pharmaceutical company that manufactures drugs that work on the central nervous system. Another example is Altana, a German company that produces drugs for respiratory, stomach and cardiovascular disorders. At a time when technology and telecommunications remained volatile, investors appreciated the stable and sustainable profit growth rates available in this sector.

        Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, increased holdings in certain financial services companies, reflecting the liberalization of European pension laws, and the fact that the percentage of the population over the age of 65 is expanding. Insurance stocks did particularly well, reflecting the increased popularity of a variety of

 Dresdner RCM Europe Fund
 Management's Performance Review
life insurance products. However, the Fund de-emphasized commercial and investment banking companies, which are likely to do poorly in an environment of fewer financings and lower trading activity.

        While consumer staples such as food and beverage companies were among the Fund's top performers for the quarter, overweights in media/advertising companies hurt the Fund. Energy shares gave back some gains made during the first nine months of 2000 as oil prices eased.

        While technology was lightened, the portfolio continued its exposure to high-end semiconductors. A study done by Dresdner RCM's Grassroots(SM) Research confirmed the vast market opportunity for gallium arsenide semiconductor chips, which use less power and are faster and more efficient. One such equipment manufacturer in the portfolio is Aixtron, which produces technology for semiconductors that are used for cellular telephones. Although the stock performed well during the first three quarters, it gave back significant profits during the fourth-quarter tech sell-off.

OUTLOOK

        Dresdner RCM believes that although the market environment remains difficult, Europe could outperform the U.S. markets in 2001. The strengthening Euro along with Europe's more stable growth outlook should attract foreign money. Non-export oriented companies are likely to perform well in the stronger Euro environment. Meanwhile, broader trends, such as corporate restructuring, an increasing equity culture, improved focus on shareholder value and a more benign tax environment, remain intact.

 Dresdner RCM Europe Fund
 Total Return Index Comparison(d)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (4/5/90 - 12/31/00)(a)(e)(g)

       CLASS N SHARES  MSCI-EUROPE INDEX(B)  DAX 100 INDEX(C)
4/90          $10,000               $10,000           $10,000
4/90           $9,150                $9,738            $9,346
5/90           $9,117               $10,535            $9,432
6/90           $9,400               $10,909            $9,862
7/90           $9,708               $11,372           $10,643
8/90           $8,617               $10,249            $9,117
9/90           $7,358                $9,046            $7,545
10/90          $8,250                $9,814            $8,450
11/90          $8,283                $9,917            $8,575
12/90          $8,000                $9,778            $8,318
1/91           $7,898               $10,111            $8,425
2/91           $8,289               $11,000            $8,858
3/91           $7,319               $10,266            $7,848
4/91           $7,600               $10,163            $8,194
5/91           $7,847               $10,466            $8,514
6/91           $7,311                $9,591            $7,813
7/91           $7,591               $10,260            $8,075
8/91           $7,694               $10,451            $8,216
9/91           $7,770               $10,769            $8,390
10/91          $7,481               $10,547            $8,239
11/91          $7,387               $10,303            $8,293
12/91          $7,739               $11,113            $8,872
1/92           $7,835               $11,114            $8,965
2/92           $8,071               $11,162            $9,123
3/92           $7,879               $10,776            $8,953
4/92           $7,853               $11,375            $8,974
5/92           $8,263               $12,026            $9,534
6/92           $8,202               $11,806            $9,712
7/92           $7,792               $11,390            $9,259
8/92           $7,818               $11,358            $9,266
9/92           $7,346               $11,175            $8,761
10/92          $6,883               $10,399            $8,171
11/92          $6,735               $10,398            $8,146
12/92          $6,602               $10,642            $7,980
1/93           $6,806               $10,664            $8,163
2/93           $7,134               $10,790            $8,580
3/93           $7,293               $11,349            $8,829
4/93           $7,249               $11,603            $8,691
5/93           $7,320               $11,732            $8,720
6/93           $6,992               $11,564            $8,369
7/93           $7,329               $11,607            $8,746
8/93           $8,002               $12,629            $9,740
9/93           $8,091               $12,594            $9,824
10/93          $8,490               $13,123           $10,290
11/93          $8,259               $12,843           $10,096
12/93          $8,792               $13,812           $10,880
1/94           $8,559               $14,519           $10,598
2/94           $8,541               $14,009           $10,397
3/94           $8,775               $13,617           $10,768
4/94           $9,142               $14,185           $11,477
5/94           $8,730               $13,586           $10,922
6/94           $8,541               $13,448           $10,871
7/94           $8,792               $14,156           $11,458
8/94           $9,026               $14,609           $11,854
9/94           $8,299               $14,035           $11,103
10/94          $8,550               $14,651           $11,682
11/94          $8,182               $14,095           $11,082
12/94          $8,364               $14,179           $11,508
1/95           $8,064               $14,073           $11,191
2/95           $8,500               $14,397           $12,166
3/95           $8,073               $15,070           $11,812
4/95           $8,300               $15,559           $12,295
5/95           $8,527               $15,882           $12,628
6/95           $8,664               $16,038           $12,958
7/95           $9,009               $16,880           $13,702
8/95           $8,500               $16,233           $12,947
9/95           $8,482               $16,730           $13,049
10/95          $8,436               $16,656           $12,974
11/95          $8,273               $16,781           $12,902
12/95          $8,364               $17,318           $13,188
1/96           $8,682               $17,438           $13,838
2/96           $8,836               $17,762           $13,942
3/96           $8,682               $17,981           $13,913
4/96           $8,355               $18,117           $13,414
5/96           $8,618               $18,264           $13,784
6/96           $8,964               $18,470           $14,119
7/96           $8,846               $18,245           $14,090
8/96           $9,073               $18,792           $14,367
9/96           $9,136               $19,195           $14,513
10/96          $9,164               $19,646           $14,611
11/96          $9,591               $20,648           $15,204
12/96          $9,709               $21,054           $15,299
1/97           $9,600               $21,118           $15,334
2/97           $9,883               $21,403           $15,951
3/97          $10,493               $22,100           $16,918
4/97          $10,210               $21,997           $16,409
5/97          $10,584               $22,942           $17,202
6/97          $11,149               $24,096           $17,926
7/97          $12,278               $25,231           $19,555
8/97          $11,285               $23,796           $17,670
9/97          $12,214               $26,109           $19,204
10/97         $11,522               $24,832           $17,692
11/97         $11,786               $25,219           $18,150
12/97         $12,182               $26,147           $19,048
1/98          $12,724               $27,243           $19,476
2/98          $13,430               $29,379           $20,801
3/98          $14,746               $31,479           $22,112
4/98          $15,558               $32,096           $22,846
5/98          $16,250               $32,754           $24,902
6/98          $17,268               $33,121           $25,822
7/98          $18,775               $33,784           $26,116
8/98          $15,346               $29,540           $21,849
9/98          $14,608               $28,368           $21,326
10/98         $15,676               $30,645           $22,438
11/98         $16,386               $32,285           $23,431
12/98         $16,738               $33,706           $23,515
1/99          $17,253               $33,497           $23,442
2/99          $16,088               $32,656           $21,825
3/99          $15,611               $33,022           $21,288
4/99          $15,973               $34,012           $22,781
5/99          $15,463               $32,386           $21,302
6/99          $16,138               $32,940           $22,233
7/99          $16,342               $33,253           $22,097
8/99          $15,909               $33,599           $22,517
9/99          $15,871               $33,347           $22,214
10/99         $17,095               $34,581           $23,276
11/99         $19,950               $35,521           $23,637
12/99         $24,034               $39,170           $27,457
1/00          $24,332               $36,388           $26,169
2/00          $29,177               $38,295           $28,982
3/00          $26,538               $39,230           $28,551
4/00          $25,047               $37,507           $26,311
5/00          $23,631               $37,207           $25,987
6/00          $24,406               $38,013           $25,865
7/00          $24,272               $37,412           $26,266
8/00          $25,018               $36,982           $25,262
9/00          $22,692               $35,259           $23,934
10/00         $21,827               $34,998           $23,826
11/00         $19,770               $33,650           $22,172
12/00         $21,296               $35,979           $24,102

PERFORMANCE(a)(d)
DECEMBER 31, 2000

                                                                           CUMULATIVE
                                                                  SINCE      SINCE
EUROPE FUND                1 YEAR   3 YEARS  5 YEARS  10 YEARS  INCEPTION  INCEPTION
Class I
Average Annual Total
Return(f)(g)               -11.64%  20.35%   20.49%    10.26%     7.29%     112.36%
Class N
Average Annual Total
Return(e)                  -11.39%  20.46%   20.55%    10.29%     7.29%     112.96%
MSCI-Europe Index
Average Annual Total
Return(b)                   -8.14%  11.23%   15.75%    13.91%    12.65%     259.79%
DAX 100 Index
Average Annual Total
Return(c)                  -12.22%   8.16%   12.82%    11.23%     8.54%     141.02%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) Returns through February 2, 1999 reflect the performance of the Fund as a closed-end investment company that invested primarily in equity securities of German companies. Returns through May 3, 1999, reflect the performance of the Fund as a closed-end investment company. Beginning on February 9, 1999, the Fund's objective was expanded to permit investments in European companies. On May 3, 1999 the Fund converted from a closed-end to an open-end investment company. The expenses of the Fund as an open-end investment company may be higher than as a closed-end investment company due to additional fees, such as Rule 12b-1 fees. Since February 9, 1999, when the Fund's mandate was expanded, the Fund has been comparing its performance to the MSCI Europe Index. Before February 9, 1999, when the Fund invested primarily in equity securities of German companies, the Fund compared its performance to the DAX 100 Index, a German focused Index.
(b) The MSCI Europe Index is a market capitalization-weighted index composed of companies representative of the market structure of 15 developed countries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

 Dresdner RCM Europe Fund
 Total Return Index Comparison

(c) The DAX 100 Index is a total return index of the 100 most highly capitalized stocks traded on the Frankfurt Stock Exchange. The Index was developed with a base value of 500 stocks as of December 30, 1987. The underlying stock prices are from XETRA.
(d) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(e) Returns through May 3, 1999 do not reflect Rule 12b-1 fees. Class N returns through May 3, 1999 would be lower if Rule 12b-1 fees had been paid.
(f)  Class I shares were first issued on March 3, 2000, which do not pay
     Rule 12b-1 fees. Class I returns through March 3, 2000 are based on
     Class N returns and for the period from May 3, 1999 to March 3, 2000, reflect the deduction of Rule 12b-1 fees. Returns for periods after March 3, 2000 do not reflect the deduction of Rule 12b-1 fees.
(g) The value of a $10,000 investment for Class I is $21,236 for the period from April 5, 1990 to December 31, 2000. The performance of the Class N shares is lower than Class I shares due to the effects of 12b-1 fees.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------
EQUITY INVESTMENTS
COMMERCIAL GOODS & SERVICES SECTOR                              7.4%
                     CAPITAL GOODS                              6.3%
    18,500    NL     Koninklijke (Royal) Philips
                     Electronics N.V. *                               $   677,726
    20,600    DE     Singulus Technologies AG                             696,250
    81,400    NO     Tomra Systems ASA *                                1,578,428
    17,300    DK     Vestas Wind Systems A/S *                            935,732
                                                                      -----------
                                                                        3,888,136
                                                                      -----------
                     COMMERCIAL SERVICES & SUPPLIES             1.1%
    22,500    SE     Proffice AB (B Shares)                               641,458
                                                                      -----------
CONSUMER DISCRETIONARY SECTOR                                   3.2%
                     MEDIA                                      1.6%
    15,200    FR     Vivendi Universal S.A. *                           1,000,361
                                                                      -----------
                     RETAILING                                  1.6%
    77,000    IT     Bulgari S.p.A.                                       947,015
                                                                      -----------
CONSUMER STAPLES SECTOR                                         7.7%
                     FOOD & DRUG RETAILING                      3.5%
   526,211    UK     Tesco PLC                                          2,143,961
                                                                      -----------
                     FOOD, BEVERAGE & TOBACCO                   4.2%
    31,000    BE     Interbrew *                                        1,080,350
       655    CH     Nestle S.A.                                        1,527,864
                                                                      -----------
                                                                        2,608,214
                                                                      -----------
ENERGY SECTOR                                                   6.2%
                     ENERGY                                     6.2%
    16,600    ES     Grupo Auxiliar Metalurgico
                     S.A. (Gamesa) *                                      398,973
   144,000    UK     Shell Transport & Trading Co.                      1,180,938
    15,000    FR     Total Fina Elf S.A.                                2,230,701
                                                                      -----------
                                                                        3,810,612
                                                                      -----------
FINANCIAL SECTOR                                               30.0%
                     BANKS                                     11.2%
    60,000    IT     Banca Popolare di Verona                             695,686
    19,200    DE     Deutsche Bank AG                                   1,613,496
    47,500    UK     HSBC Holdings PLC *                                  698,911
       280    CH     Julius Baer Holding Ltd. (B
                     Shares)                                            1,532,615

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
                     BANKS (CONTINUED)
    61,500    UK     Royal Bank of Scotland Group
                     PLC                                              $ 1,453,362
   175,000    IT     UniCredito Italiano S.p.A.                           915,141
                                                                      -----------
                                                                        6,909,211
                                                                      -----------
                     DIVERSIFIED FINANCIALS                     3.1%
    34,500    NL     Fortis (NL) N.V.                                   1,120,702
     9,000    NL     Van der Moolen Holding N.V.                          770,606
                                                                      -----------
                                                                        1,891,308
                                                                      -----------
                     INSURANCE                                 15.7%
     4,500    DE     Allianz AG                                         1,684,010
    15,000    FR     Assurances Generales de France                     1,042,120
     7,900    DE     Ergo Versicherungs Gruppe AG                       1,335,041
    11,000    DE     Marschollek, Lautenschlaeger
                     und Partner AG (Non-Voting
                     Preferred Shares)                                  1,218,624
     7,400    DE     Muenchener
                     Rueckversicherungs-Gesellschaft
                     AG                                                 2,647,403
       720    CH     Swiss Re                                           1,726,136
                                                                      -----------
                                                                        9,653,334
                                                                      -----------
HEALTH CARE SECTOR                                             23.0%
                     HEALTH CARE EQUIPMENT &
                     SUPPLIES                                   5.7%
     3,500    FR     Essilor International S.A.                         1,141,873
         2    DE     Fresenius Medical Care AG
                     (ADR)                                                     32
    20,666    DE     Fresenius Medical Care AG
                     (Non-Voting Preferred Shares)                        989,513
    38,000    NL     QIAGEN N.V. *                                      1,380,669
                                                                      -----------
                                                                        3,512,087
                                                                      -----------
                     PHARMACEUTICALS &
                     BIOTECHNOLOGY                             17.3%
     6,000    DE     Altana AG                                            935,092
    17,500    FR     Aventis S.A.                                       1,536,189
    11,700    UK     Cambridge Antibody Technology
                     Group PLC *                                          664,143
    47,300    UK     Celltech Group PLC *                                 835,869
    25,800    UK     GlaxoSmithKline PLC (ADR)                          1,444,800
    14,300    DK     H Lundbeck A/S                                     1,403,032
    10,000    DK     Novo Nordisk A/S (B Shares) *                      1,792,470
       125    CH     Roche Holdings AG                                  1,273,528
    31,000    CH     Serono S.A. (ADR) *                                  742,062
                                                                      -----------
                                                                       10,627,185
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 2000

                                                          % OF        MARKET VALUE
SHARES      COUNTRY                                    NET ASSETS       (NOTE 1)

----------------------------------------------------------------------------------

EQUITY INVESTMENTS (CONTINUED)
TECHNOLOGY SECTOR                                              14.6%
                     COMMUNICATIONS EQUIPMENT                   8.4%
    13,900    DE     ADVA AG Optical Networking                       $   802,574
   100,800    FI     Nokia Oyj (ADR)                                    4,384,800
                                                                      -----------
                                                                        5,187,374
                                                                      -----------
                     COMPUTERS & PERIPHERALS                    1.4%
     3,300    CH     Logitech International S.A. *                        834,928
                                                                      -----------
                     SEMICONDUCTORS & INSTRUMENTS               4.1%
     6,300    DE     Aixtron AG                                           684,927
    11,300    DE     Epcos AG (ADR) *                                     954,850
    21,400    FR     STMicroelectronics N.V. (N.Y.
                     Registered Shares)                                   916,187
                                                                      -----------
                                                                        2,555,964
                                                                      -----------
                     SOFTWARE                                   0.7%
    47,000    FR     Gemplus International S.A. *                         419,195
                                                                      -----------
TELECOMMUNICATION SERVICES SECTOR                              10.8%
                     TELECOMMUNICATION SERVICES                10.8%
    40,000    RU     Mobile Telesystems (ADR) *                           960,000
    81,000    PT     Portugal Telecom, SGPS, S.A.                         740,694
    52,000    FI     Sonera Oyj                                           942,227
    39,940    ES     Telefonica S.A. *                                    659,957
   910,000    UK     Vodafone Group PLC                                 3,337,222
                                                                      -----------
                                                                        6,640,100
                                                                      -----------
TOTAL EQUITY INVESTMENTS (COST $58,368,850)                   102.9%   63,270,443
                                                                      -----------
SHORT-TERM INVESTMENT
                     TIME DEPOSIT                               2.8%
 1,727,000    US     State Street Cayman Islands,
                     Time Deposit, 4.500%, maturing
                     01/02/01                                           1,727,000
                                                                      -----------
TOTAL SHORT-TERM INVESTMENT (COST $1,727,000)                   2.8%    1,727,000
                                                                      -----------

TOTAL INVESTMENTS (COST $60,095,850)**                        105.7%   64,997,443

                     OTHER ASSETS LESS LIABILITIES             (5.7)%  (3,491,852)
                                                                      -----------
                     NET ASSETS                               100.0%  $61,505,591
                                                                      ===========

--------------------------------

*    Non-income producing security
ADR  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Europe Fund
 Portfolio of Investments
 December 31, 2000

Tax Information:

** For Federal income tax purposes, cost is $60,447,873 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:

Unrealized appreciation                             $7,431,634
Unrealized depreciation                             (2,882,064)
                                                    ----------
Net unrealized appreciation                         $4,549,570
                                                    ==========

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                                % OF NET ASSETS
                                         ------------------------------
                                COUNTRY            SHORT-TERM
COUNTRY                          CODE    EQUITIES  AND OTHER    TOTAL

-----------------------------------------------------------------------
Belgium                           BE        1.8%                  1.8%
Denmark                           DK        6.7%                  6.7%
Finland                           FI        8.7%                  8.7%
France                            FR       13.5%                 13.5%
Germany                           DE       22.0%                 22.0%
Italy                             IT        4.2%                  4.2%
Netherlands                       NL        6.4%                  6.4%
Norway                            NO        2.6%                  2.6%
Portugal                          PT        1.2%                  1.2%
Russia                            RU        1.6%                  1.6%
Spain                             ES        1.7%                  1.7%
Sweden                            SE        1.0%                  1.0%
Switzerland                       CH       12.4%                 12.4%
United Kingdom                    UK       19.1%                 19.1%
United States                     US        0.0%       (2.9)%    (2.9)%
                                         ------     -------     -----
  Total                                   102.9%       (2.9)%   100.0%
                                         ======     =======     =====

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Management's Performance Review

        Avoiding high risk was the key to the Dresdner RCM Strategic Income Fund's good relative performance during the year 2000. For the year ended December 31, 2000, the Fund returned 11.63% while the Lehman Brothers U.S. Universal Index, the Fund's benchmark, returned 10.83%. For the fourth quarter of 2000, the Fund returned 1.51% while the Index returned 3.71%.

MARKET REVIEW

        For bonds as an asset class, the environment in 2000 was generally favorable. Despite rising energy prices, disinflationary pressures emanating from higher productivity, technology and global competition were still in place. Economic growth began to slow in the second half of the year, and while a recession was not imminent, the downshift from strong to weak growth was more significant than anticipated. The importance of the national elections was diminished by the closeness of the outcome, as a 50/50 Republican/Democrat U.S. Senate created low expectations for policy changes.

        The U.S. Treasury bond was the best-performing fixed-income sector during 2000. Early in the year, the Federal Government announced that it would retire U.S. Treasury debt in response to a budget surplus that was larger than expected. The projected shortage of Treasury securities drove prices higher relative to other fixed income instruments.

        Meanwhile, the Federal Reserve Board raised short-term interest rates
1.75 percentage points between June 1999 and May 2000 in an effort to slow the economy. As a result, the economy began to slow and inflation expectations diminished, causing long-term interest rates to decline in the second half of the year. Concerns about a slowing economy and the plunging Nasdaq caused investors to shy away from credit-sensitive bonds. Once again, U.S. Treasury bonds benefited from this flight to quality. High-yield and emerging market debt sold off sharply, while mortgage-backed securities produced good results until late in the year, when refinancing concerns emerged amidst falling interest rates.

        By the fourth quarter, investors began to expect a Fed easing, which in fact took place on January 3, 2001. Meanwhile, the two-year U.S. Treasury note yield fell from 5.97% to 5.09% during the quarter.

FACTORS AFFECTING PERFORMANCE

        During 2000, the Fund made two dramatic and effective asset allocation decisions that drove its superior performance for the year. The first was to temporarily eliminate high-yield debt at the end of the first quarter. The second was to likewise eliminate emerging market bonds on a tactical basis in the fourth quarter.

        At the beginning of 2000, more than half of the Fund was allocated to those two sectors. The remainder was distributed across mortgages, corporate and Yankee bonds and other non-U.S. securities. Early in the year, the portfolio management team decided to remove its exposure to high yield bonds. Dual concerns of diminished supply of U.S. Treasuries and increased concerns of high yield credit assessments drove Dresdner RCM Global Investors LLC ("Dresdner RCM"), the investment manager of the Fund, to this decision.

        Although it was unusual for the Fund not to own high-yield bonds, the view was that emerging market debt offered similar yields and better fundamental value. Underlying global dynamics were very attractive, as Asia had recovered from the crisis in 1998, Latin America was benefiting from rising oil prices while Eastern Europe was stabilizing. By the end of the first quarter of 2000, the Fund's exposure to emerging market bonds reached 49%, from about 25% at the beginning of the year. Meanwhile, the high-yield allocation went from 32% on January 1, 2000 to zero.

        At the beginning of the fourth quarter, Dresdner RCM became concerned about the risk of a more generalized global recession. In light of an intensifying fall in the Nasdaq, concerns grew regarding a potential reverse wealth effect that could unwind 10 years of growth. Whether a hard or soft landing was coming, any transition would feel "hard", for which Dresdner RCM felt the market was not ready. As a result, a second dramatic asset allocation decision was made -- a shift out of emerging market bonds. Therefore, the Fund owned no high-income products in the fourth quarter.

OUTLOOK

        Riskier assets are starting to perform better, and the Fund's management team is assessing whether there should be a reallocation to high-yield and emerging

 Dresdner RCM Strategic Income Fund
 Management's Performance Review
market bonds. Still, the bulk of the Fund's assets are invested in positions such as short-duration mortgage-backed securities that are less likely to undergo refinancing if interest rates continue to decline. Because of the Federal Reserve Board's actions in early 2001, Dresdner RCM believes that market conditions will improve, perhaps as soon as the second half of 2001. However, caution is still the watchword and there is as of yet no hurry to adopt a more aggressive risk posture for the Fund.

 Dresdner RCM Strategic Income Fund
 Total Return Index Comparison(b)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (12/30/98 - 12/30/00)(c)

                       LEHMAN BROTHERS U.S.
       CLASS I SHARES   UNIVERSAL INDEX(A)
12/98         $10,000               $10,000
1/99          $10,040               $10,067
2/99           $9,840                $9,905
3/99          $10,020                $9,984
4/99          $10,336               $10,043
5/99          $10,057                $9,942
6/99          $10,060                $9,924
7/99          $10,011                $9,883
8/99           $9,942                $9,872
9/99          $10,005                $9,979
10/99         $10,052               $10,021
11/99         $10,126               $10,037
12/99         $10,267               $10,018
1/00          $10,148                $9,971
2/00          $10,417               $10,098
3/00          $10,590               $10,216
4/00          $10,537               $10,184
5/00          $10,363               $10,166
6/00          $10,725               $10,401
7/00          $10,946               $10,485
8/00          $11,290               $10,638
9/00          $11,290               $10,692
10/00         $11,380               $10,735
11/00         $11,459               $10,880
12/00         $11,460               $11,106

PERFORMANCE(b)
DECEMBER 31, 2000

                                                        CUMULATIVE
                                               SINCE      SINCE
STRATEGIC INCOME FUND                1 YEAR  INCEPTION  INCEPTION
Class I
Average Annual Total Return(c)       11.63%    7.05%      14.60%
Lehman Brothers U.S. Universal
Index
Average Annual Total Return(a)       10.83%    5.39%      11.06%

        The data above represents past performance of the Fund and may not indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------

(a) The Lehman Brothers U.S. Univeral Index is an unmanged market value weighted index that represents the broadest measure of the U.S. dollar denominated securities market. The Index combines the Lehman Brothers Aggregate Index, which is concentrated in AAA-rated and government quality issues, with the following sub-sectors: High Yield, Emerging Markets, Rule 144a and Eurobond Dollar.
(b) Returns assume reinvestment of all dividends and capital gains distributions at net asset value.
(c)  Class I shares commenced operations on December 30, 1998.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 2000

FACE                                                     % OF        MARKET VALUE
AMOUNT    CURRENCY                                    NET ASSETS       (NOTE 1)

---------------------------------------------------------------------------------
DEBT INVESTMENTS
                    UNITED STATES                             52.5%
$ 15,000    USD     American General Institutional
                    Capital (144A),
                    7.570%, maturing 12/01/45                          $ 13,596
  40,000    USD     Federal National Mortgage
                    Association,
                    7.125%, maturing 01/15/30                            44,775
 269,977    USD     Federal National Mortgage
                    Association,
                    8.000%, maturing 04/01/30                           276,640
  38,071    USD     Federal National Mortgage
                    Association,
                    8.000%, maturing 06/01/30                            39,010
  20,000    USD     Lehman Brothers Holdings Inc.,
                    7.000%, maturing 05/15/03                            20,169
  60,000    USD     Waste Management Inc., 6.875%,
                    maturing 05/15/09                                    56,453
                                                                       --------
                                                                        450,643
                                                                       --------
TOTAL DEBT INVESTMENTS (COST $441,037)                        52.5%     450,643
                                                                       --------
SHORT-TERM INVESTMENTS
                    U.S. GOVERNMENT SECURITIES                30.2%
 260,000    USD     United States Treasury Bills,
                    5.963%, maturing 01/11/01                           259,569
                                                                       --------

 SHARES
--------
                    MONEY MARKET FUNDS                         9.0%
  38,608    USD     SSgA Money Market Fund                               38,608
  38,608    USD     SSgA U.S. Government Money
                    Market Fund                                          38,608
                                                                       --------
                                                                         77,216
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS (COST $336,785)                  39.2%     336,785
                                                                       --------

TOTAL INVESTMENTS (COST $777,822)**                           91.7%     787,428

                    OTHER ASSETS LESS LIABILITIES              8.3%      71,019
                                                                       --------
                    NET ASSETS                               100.0%    $858,447
                                                                       ========

--------------------------------

144A Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Strategic Income Fund
 Portfolio of Investments
 December 31, 2000

Tax Information:

** For Federal income tax purposes, cost is $777,822 and gross aggregate unrealized appreciation (depreciation) for all securities is as follows:



Unrealized appreciation                             $12,725
Unrealized depreciation                             (3,119)
                                                    ------
Net unrealized appreciation                         $9,606
                                                    ======

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's investments in securities at December 31, 2000 categorized by country (unaudited):

                                               % OF NET ASSETS
                                         ---------------------------
                                COUNTRY         SHORT-TERM
COUNTRY                          CODE    DEBT   AND OTHER    TOTAL

--------------------------------------------------------------------
United States                     US     52.5%      47.5%    100.0%
                                         ----    -------     -----
    Total                                52.5%      47.5%    100.0%
                                         ====    =======     =====

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 December 31, 2000
 (All numbers in thousands except net asset values per share)

                                                         LARGE CAP  TAX MANAGED
                                                          GROWTH      GROWTH      MIDCAP
                                                           FUND        FUND        FUND
                                                         ---------  -----------  ---------
ASSETS:
  Investments at cost                                     $66,049     $30,979    $839,753
                                                          =======     =======    ========
  Foreign currency at cost                                $    --     $    --    $     --
                                                          =======     =======    ========
  Short-term investments at cost                          $ 2,477     $ 2,297    $ 29,864
                                                          =======     =======    ========
  Investments at value                                    $63,106     $30,190    $848,239
  Foreign currency at value                                    --          --          --
  Cash                                                         --          --          --
  Short-term investments at value                           2,477       2,297      29,864
  Receivables:
    Investments sold                                          125         199      15,032
    Fund shares sold                                          124         249      18,477
    Dividends, net of withholding taxes                        35          20         118
    Interest                                                   13          15         320
    Investment Manager                                         --          --          --
  Prepaid expenses                                             --          --          --
  Organizational costs                                         --          --          --
  Collateral for securities on loan                            --          --      75,954
  Miscellaneous assets                                         --          --          --
                                                          -------     -------    --------
      Total Assets                                         65,880      32,970     988,004
                                                          -------     -------    --------
LIABILITIES:
  Payables:
    Options written, at value                                  --          --          --
    Investments purchased                                   1,160         985      20,337
    Delayed delivery investments purchased                     --          --          --
    Fund shares repurchased                                     7          --         135
    Forward foreign currency contracts                         --          --          --
    Collateral for securities on loan                          --          --      75,954
  Accrued Expenses:
    Management fees                                            79          51         599
    Distribution fees                                           5           2          --
    Directors' fees                                            32          24          --
    Other                                                      74          82          46
                                                          -------     -------    --------
      Total Liabilities                                     1,357       1,144      97,071
                                                          -------     -------    --------
NET ASSETS                                                $64,523     $31,826    $890,933
                                                          =======     =======    ========
NET ASSETS CONSIST OF:
  Paid-in capital                                         $69,166     $35,971    $963,516
  Accumulated net investment income (loss)                     --          --          --
  Accumulated net realized gain (loss) on investments,
    options written,
    short sales and foreign currency transactions          (1,700)     (3,356)    (81,069)
  Net unrealized appreciation (depreciation) on
    investments and options written                        (2,943)       (789)      8,486
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                      --          --          --
                                                          -------     -------    --------
NET ASSETS                                                $64,523     $31,826    $890,933
                                                          =======     =======    ========
CLASS I NET ASSETS                                        $41,741     $25,774    $890,883
                                                          =======     =======    ========
CLASS I SHARES OUTSTANDING                                  2,471       1,870     267,182
                                                          =======     =======    ========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $ 16.89     $ 13.78    $   3.33
                                                          =======     =======    ========
CLASS N NET ASSETS                                        $22,782     $ 6,052    $     50
                                                          =======     =======    ========
CLASS N SHARES OUTSTANDING                                  1,358         440          15
                                                          =======     =======    ========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $ 16.77     $ 13.75    $   3.33
                                                          =======     =======    ========

------------------------------------

(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 December 31, 2000
 (All numbers in thousands except net asset values per share)

                                                                                             GLOBAL   GLOBAL      GLOBAL
                                                         SMALL CAP  BIOTECHNOLOGY  BALANCED  EQUITY  SMALL CAP  TECHNOLOGY
                                                           FUND         FUND         FUND     FUND     FUND        FUND
                                                         ---------  -------------  --------  ------  ---------  ----------
ASSETS:
  Investments at cost                                    $191,474     $880,044     $40,713   $1,364   $37,924    $542,143
                                                         ========     ========     =======   ======   =======    ========
  Foreign currency at cost                               $     --     $      1     $    --   $    3   $    41    $    341
                                                         ========     ========     =======   ======   =======    ========
  Short-term investments at cost                         $  3,765     $  7,494     $ 5,019   $   18   $    --    $127,848
                                                         ========     ========     =======   ======   =======    ========
  Investments at value                                   $172,498     $884,274     $38,925   $1,405   $33,955    $571,406
  Foreign currency at value                                    --            1          --        3        41         353
  Cash                                                         --           --          --       --     1,973          --
  Short-term investments at value                           3,765        7,494       5,019       18        --     127,848
  Receivables:
    Investments sold                                        5,202       12,344       1,984       18       444     133,880
    Fund shares sold                                          107       13,147         769       --       722      15,792
    Dividends, net of withholding taxes                         2          113          16        1        10         136
    Interest                                                  122           90         201       --        --         262
    Investment Manager                                         --           --           1       11        --          --
  Prepaid expenses                                             --           --          --       --        --           2
  Organizational costs                                         --           --          --       --        --          --
  Collateral for securities on loan                        13,216           --          --       --        --          --
  Miscellaneous assets                                         --            3          --       --        --           5
                                                         --------     --------     -------   ------   -------    --------
      Total Assets                                        194,912      917,466      46,915    1,456    37,145     849,684
                                                         --------     --------     -------   ------   -------    --------
LIABILITIES:
  Payables:
    Options written, at value                                  --           --          --       --        --          37
    Investments purchased                                   4,618        3,213          --       16       928      92,852
    Delayed delivery investments purchased                     --           --       6,421       --        --          --
    Fund shares repurchased                                     1        4,345          --       --     2,549      10,967
    Forward foreign currency contracts                         --           --          --       --        --          --
    Collateral for securities on loan                      13,216           --          --       --        --          --
  Accrued Expenses:
    Management fees                                           180          583          --       --        97         641
    Distribution fees                                          --          184          --       --         3          86
    Directors' fees                                            --           32          17       23        33          32
    Other                                                      18          708          56       46        91         673
                                                         --------     --------     -------   ------   -------    --------
      Total Liabilities                                    18,033        9,065       6,494       85     3,701     105,288
                                                         --------     --------     -------   ------   -------    --------
NET ASSETS                                               $176,879     $908,401     $40,421   $1,371   $33,444    $744,396
                                                         ========     ========     =======   ======   =======    ========
NET ASSETS CONSIST OF:
  Paid-in capital                                        $235,268     $914,428     $42,425   $1,362   $41,086    $908,483
  Accumulated net investment income (loss)                     --          (13)          5        1         1      (2,802)
  Accumulated net realized gain (loss) on investments,
    options written,
    short sales and foreign currency transactions         (39,413)     (10,244)       (221)     (33)   (3,674)   (190,525)
  Net unrealized appreciation (depreciation) on
    investments and options written                       (18,976)       4,230      (1,788)      41    (3,969)     29,226
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                      --           --          --       --        --          14
                                                         --------     --------     -------   ------   -------    --------
NET ASSETS                                               $176,879     $908,401     $40,421   $1,371   $33,444    $744,396
                                                         ========     ========     =======   ======   =======    ========
CLASS I NET ASSETS                                       $176,879     $     --     $40,421   $1,371   $17,804    $366,353
                                                         ========     ========     =======   ======   =======    ========
CLASS I SHARES OUTSTANDING                                 27,487           --       3,981      136       956       7,279
                                                         ========     ========     =======   ======   =======    ========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $   6.43     $     --     $ 10.15   $10.10   $ 18.63    $  50.33
                                                         ========     ========     =======   ======   =======    ========
CLASS N NET ASSETS                                       $     --     $908,401     $    --   $   --   $15,640    $378,043
                                                         ========     ========     =======   ======   =======    ========
CLASS N SHARES OUTSTANDING                                     --       24,960          --       --       841       7,548
                                                         ========     ========     =======   ======   =======    ========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                             $     --     $  36.39     $    --   $   --   $ 18.59    $  50.09
                                                         ========     ========     =======   ======   =======    ========

                                                           GLOBAL     INTERNATIONAL
                                                         HEALTH CARE  GROWTH EQUITY
                                                            FUND          FUND
                                                         -----------  -------------
ASSETS:
  Investments at cost                                     $225,706      $234,276
                                                          ========      ========
  Foreign currency at cost                                $     --      $    745
                                                          ========      ========
  Short-term investments at cost                          $ 13,402      $ 22,335
                                                          ========      ========
  Investments at value                                    $237,833      $227,859
  Foreign currency at value                                     --           744
  Cash                                                          --            --
  Short-term investments at value                           13,402        22,335
  Receivables:
    Investments sold                                         2,667         1,016
    Fund shares sold                                         7,136         6,509
    Dividends, net of withholding taxes                        130           307
    Interest                                                    53            23
    Investment Manager                                          --            --
  Prepaid expenses                                               2            --
  Organizational costs                                          --            --
  Collateral for securities on loan                             --            --
  Miscellaneous assets                                          --             1
                                                          --------      --------
      Total Assets                                         261,223       258,794
                                                          --------      --------
LIABILITIES:
  Payables:
    Options written, at value                                   --            --
    Investments purchased                                    3,031        15,992
    Delayed delivery investments purchased                      --            --
    Fund shares repurchased                                    569        11,970
    Forward foreign currency contracts                          --            --
    Collateral for securities on loan                           --            --
  Accrued Expenses:
    Management fees                                            483           146
    Distribution fees                                           49             1
    Directors' fees                                             32           109
    Other                                                      150           174
                                                          --------      --------
      Total Liabilities                                      4,314        28,392
                                                          --------      --------
NET ASSETS                                                $256,909      $230,402
                                                          ========      ========
NET ASSETS CONSIST OF:
  Paid-in capital                                         $238,677      $252,360
  Accumulated net investment income (loss)                      --           228
  Accumulated net realized gain (loss) on investments,
    options written,
    short sales and foreign currency transactions            6,105       (15,768)
  Net unrealized appreciation (depreciation) on
    investments and options written                         12,127        (6,417)
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                       --            (1)
                                                          --------      --------
NET ASSETS                                                $256,909      $230,402
                                                          ========      ========
CLASS I NET ASSETS                                        $     --      $225,278
                                                          ========      ========
CLASS I SHARES OUTSTANDING                                      --        16,274
                                                          ========      ========
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $     --      $  13.84
                                                          ========      ========
CLASS N NET ASSETS                                        $256,909      $  5,124
                                                          ========      ========
CLASS N SHARES OUTSTANDING                                  10,445           371
                                                          ========      ========
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $  24.60      $  13.82
                                                          ========      ========

------------------------------------

(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Assets and Liabilities
 December 31, 2000
 (All numbers in thousands except net asset values per share)

                                                         EMERGING           STRATEGIC
                                                         MARKETS   EUROPE    INCOME
                                                           FUND     FUND      FUND
                                                         --------  -------  ---------
ASSETS:
  Investments at cost                                     $7,053   $58,369   $  441
                                                          ======   =======   ======
  Foreign currency at cost                                $  235   $ 2,882   $   --
                                                          ======   =======   ======
  Short-term investments at cost                          $  733   $ 1,727   $  337
                                                          ======   =======   ======
  Investments at value                                    $6,417   $63,270   $  451
  Foreign currency at value                                  235     2,941       --
  Cash                                                         5        --      124
  Short-term investments at value                            733     1,727      337
  Receivables:
    Investments sold                                          --       138       --
    Fund shares sold                                         369       302       --
    Dividends, net of withholding taxes                       12       102       --
    Interest                                                  --         9        5
    Investment Manager                                        93        21       18
  Prepaid expenses                                            --         5       --
  Organizational costs                                         8        --       --
  Collateral for securities on loan                           --        --       --
  Miscellaneous assets                                        --        19       --
                                                          ------   -------   ------
      Total Assets                                         7,872    68,534      935
                                                          ------   -------   ------
LIABILITIES:
  Payables:
    Options written, at value                                 --        --       --
    Investments purchased                                     45     3,653       --
    Delayed delivery investments purchased                    --        --       --
    Fund shares repurchased                                  321     3,246       --
    Forward foreign currency contracts                        --        --       10
    Collateral for securities on loan                         --        --       --
  Accrued Expenses:
    Management fees                                           19        --       --
    Distribution fees                                          1        11       --
    Directors' fees                                           33         2       25
    Other                                                     89       116       42
                                                          ------   -------   ------
      Total Liabilities                                      508     7,028       77
                                                          ------   -------   ------
NET ASSETS                                                $7,364   $61,506   $  858
                                                          ======   =======   ======
NET ASSETS CONSIST OF:
  Paid-in capital                                         $8,633   $58,053   $1,000
  Accumulated net investment income (loss)                   (45)       --       (3)
  Accumulated net realized gain (loss) on investments,
    options written,
    short sales and foreign currency transactions           (588)   (1,453)    (139)
  Net unrealized appreciation (depreciation) on
    investments and options written                         (636)    4,901       10
  Net unrealized appreciation (depreciation) on foreign
    currency translations                                     --         5      (10)
                                                          ------   -------   ------
NET ASSETS                                                $7,364   $61,506   $  858
                                                          ======   =======   ======
CLASS I NET ASSETS                                        $5,194   $     4   $  858
                                                          ======   =======   ======
CLASS I SHARES OUTSTANDING                                   431        --(a)      89
                                                          ======   =======   ======
CLASS I NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $12.06   $ 11.87   $ 9.62
                                                          ======   =======   ======
CLASS N NET ASSETS                                        $2,170   $61,502   $   --
                                                          ======   =======   ======
CLASS N SHARES OUTSTANDING                                   180     5,182       --
                                                          ======   =======   ======
CLASS N NET ASSET VALUE PER SHARE, OFFERING AND
  REDEMPTION PRICE PER SHARE                              $12.03   $ 11.87   $   --
                                                          ======   =======   ======

------------------------------------

(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Operations
 For the Year Ended December 31, 2000
 (All numbers in thousands)

                                                         LARGE CAP  TAX MANAGED
                                                          GROWTH      GROWTH       MIDCAP
                                                           FUND        FUND         FUND
                                                         ---------  -----------  ----------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                             $   226     $   107    $   1,594
    Interest                                                   54          68        1,202
    Securities lending income                                  --          --        1,825
    Foreign tax withheld                                       (2)         (1)         (12)
                                                          -------     -------    ---------
      Total investment income                                 278         174        4,609
                                                          -------     -------    ---------
  Expenses:
    Investment management fees                                256         192        9,917
    Administration fees                                        67          67           --
    Shareholder servicing fee, Class I                         14          17           --
    Shareholder servicing fee, Class N                         22          18           --
    Registration and filing, Class I                           27          33           --
    Registration and filing, Class N                           19          28           --
    Reports to shareholders                                    15          13           --
    Accounting expense                                         39          31           --
    Audit fees                                                 20          20           --
    Directors' fees and expenses                                7           6           --
    Legal fees                                                 13          14           --
    Custodian fees                                             10           7          131
    Distribution fees                                          24           9           --
    Amortization of organization costs                         --          --           --
    Reimbursement of expenses previously assumed by
     Investment Manager                                        --           1           --
    Miscellaneous expenses                                      4           2           --
                                                          -------     -------    ---------
      Total expenses before waivers and reimbursements        537         458       10,048
  Less: Expenses waived and reimbursed by Investment
    Manager                                                  (196)       (129)          --
                                                          -------     -------    ---------
      Total net expenses before interest expense              341         329       10,048
      Interest expense                                         --          --           --
                                                          -------     -------    ---------
      Total net expenses                                      341         329       10,048
                                                          -------     -------    ---------
      Net investment income (loss)                            (63)       (155)      (5,439)
                                                          -------     -------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                     157      (3,344)     469,880
  Net realized gain (loss) on options written                  --          --           --
  Net realized gain (loss) on short sales                      --          --           --
  Net realized gain (loss) on foreign currency
    transactions                                               --          --           --
                                                          -------     -------    ---------
      Net realized gain (loss)                                157      (3,344)     469,880
                                                          -------     -------    ---------
  Net change in unrealized appreciation (depreciation)
    on investments and options written                     (7,220)     (1,404)    (401,584)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                           --          --           --
                                                          -------     -------    ---------
      Net unrealized appreciation (depreciation)           (7,220)     (1,404)    (401,584)
                                                          -------     -------    ---------
      Net realized and unrealized gain (loss)              (7,063)     (4,748)      68,296
                                                          -------     -------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              $(7,126)    $(4,903)   $  62,857
                                                          =======     =======    =========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Year Ended December 31, 2000
 (All numbers in thousands)

                                                                                              GLOBAL   GLOBAL      GLOBAL
                                                         SMALL CAP   BIOTECHNOLOGY  BALANCED  EQUITY  SMALL CAP  TECHNOLOGY
                                                            FUND         FUND         FUND     FUND     FUND        FUND
                                                         ----------  -------------  --------  ------  ---------  ----------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                            $     295     $    890     $    64   $  11   $    217   $   1,324
    Interest                                                   604        1,362         392       1         96       5,766
    Securities lending income                                  675           --          --      --         --          --
    Foreign tax withheld                                        --          (29)         (1)     (1)       (19)        (36)
                                                         ---------     --------     -------   -----   --------   ---------
      Total investment income                                1,574        2,223         455      11        294       7,054
                                                         ---------     --------     -------   -----   --------   ---------
  Expenses:
    Investment management fees                               3,521        4,940          99      12        437       7,458
    Administration fees                                         --           67          67      67         67          67
    Shareholder servicing fee, Class I                          --           --          22      --         15          91
    Shareholder servicing fee, Class N                          --          652          --      --         37         505
    Registration and filing, Class I                            --           --          37      --         29         142
    Registration and filing, Class N                            --          213          --       6         25         149
    Reports to shareholders                                     --          215          22       6         23         197
    Accounting expense                                          --           31          18      19         51          31
    Audit fees                                                  --           26          27      22         22          34
    Directors' fees and expenses                                --            7          18       6          9           7
    Legal fees                                                  --           14          19      14         14          14
    Custodian fees                                              58           57          12      20         49         130
    Distribution fees                                           --        1,252          --      --         38         927
    Amortization of organization costs                          --           --          --      --         --          15
    Reimbursement of expenses previously assumed by
     Investment Manager                                         --          171          --      --          1         323
    Miscellaneous expenses                                       2            3           1       2          4           5
                                                         ---------     --------     -------   -----   --------   ---------
      Total expenses before waivers and reimbursements       3,581        7,648         342     174        821      10,095
  Less: Expenses waived and reimbursed by Investment
    Manager                                                     --         (136)       (205)   (155)      (127)         --
                                                         ---------     --------     -------   -----   --------   ---------
      Total net expenses before interest expense             3,581        7,512         137      19        694      10,095
      Interest expense                                          --           --          --      --         --          --
                                                         ---------     --------     -------   -----   --------   ---------
      Total net expenses                                     3,581        7,512         137      19        694      10,095
                                                         ---------     --------     -------   -----   --------   ---------
      Net investment income (loss)                          (2,007)      (5,289)        318      (8)      (400)     (3,041)
                                                         ---------     --------     -------   -----   --------   ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                   39,966       (9,818)        (30)    279        (55)   (183,888)
  Net realized gain (loss) on options written                   --           --          --      --         --      (2,611)
  Net realized gain (loss) on short sales                       --           --          --      --         --        (710)
  Net realized gain (loss) on foreign currency
    transactions                                                --          (83)         --      (2)    (1,022)     (2,341)
                                                         ---------     --------     -------   -----   --------   ---------
      Net realized gain (loss)                              39,966       (9,901)        (30)    277     (1,077)   (189,550)
                                                         ---------     --------     -------   -----   --------   ---------
  Net change in unrealized appreciation (depreciation)
    on investments and options written                    (102,013)         305      (1,844)   (441)   (10,344)    (77,359)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                            --           --          --      --         (2)        (27)
                                                         ---------     --------     -------   -----   --------   ---------
      Net unrealized appreciation (depreciation)          (102,013)         305      (1,844)   (441)   (10,346)    (77,386)
                                                         ---------     --------     -------   -----   --------   ---------
      Net realized and unrealized gain (loss)              (62,047)      (9,596)     (1,874)   (164)   (11,423)   (266,936)
                                                         ---------     --------     -------   -----   --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $ (64,054)    $(14,885)    $(1,556)  $(172)  $(11,823)  $(269,977)
                                                         =========     ========     =======   =====   ========   =========

                                                           GLOBAL     INTERNATIONAL
                                                         HEALTH CARE  GROWTH EQUITY
                                                            FUND          FUND
                                                         -----------  -------------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                              $   391      $  2,781
    Interest                                                   416           490
    Securities lending income                                   --            --
    Foreign tax withheld                                       (13)         (338)
                                                           -------      --------
      Total investment income                                  794         2,933
                                                           -------      --------
  Expenses:
    Investment management fees                                 964         2,286
    Administration fees                                         67            67
    Shareholder servicing fee, Class I                          --            37
    Shareholder servicing fee, Class N                         120            22
    Registration and filing, Class I                            --            36
    Registration and filing, Class N                            47            31
    Reports to shareholders                                     48            21
    Accounting expense                                          30            48
    Audit fees                                                  20            47
    Directors' fees and expenses                                 7            45
    Legal fees                                                  14            17
    Custodian fees                                              20           335
    Distribution fees                                          241            11
    Amortization of organization costs                          --            --
    Reimbursement of expenses previously assumed by
     Investment Manager                                         --            99
    Miscellaneous expenses                                       3             8
                                                           -------      --------
      Total expenses before waivers and reimbursements       1,581         3,110
  Less: Expenses waived and reimbursed by Investment
    Manager                                                   (135)          (50)
                                                           -------      --------
      Total net expenses before interest expense             1,446         3,060
      Interest expense                                          --            --
                                                           -------      --------
      Total net expenses                                     1,446         3,060
                                                           -------      --------
      Net investment income (loss)                            (652)         (127)
                                                           -------      --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                    7,324        27,154
  Net realized gain (loss) on options written                 (180)           --
  Net realized gain (loss) on short sales                       --            --
  Net realized gain (loss) on foreign currency
    transactions                                                10       (19,780)
                                                           -------      --------
      Net realized gain (loss)                               7,154         7,374
                                                           -------      --------
  Net change in unrealized appreciation (depreciation)
    on investments and options written                      10,967       (97,400)
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                            --             4
                                                           -------      --------
      Net unrealized appreciation (depreciation)            10,967       (97,396)
                                                           -------      --------
      Net realized and unrealized gain (loss)               18,121       (90,022)
                                                           -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                               $17,469      $(90,149)
                                                           =======      ========

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Operations
 For the Year Ended December 31, 2000
 (All numbers in thousands)

                                                         EMERGING            STRATEGIC
                                                         MARKETS    EUROPE    INCOME
                                                           FUND      FUND      FUND
                                                         --------  --------  ---------
INVESTMENT INCOME (NOTE 1):
  Income:
    Dividends                                            $    90   $    397    $   2
    Interest                                                  50         38       81
    Securities lending income                                 --         --       --
    Foreign tax withheld                                     (12)       (67)      --
                                                         -------   --------    -----
      Total investment income                                128        368       83
                                                         -------   --------    -----
  Expenses:
    Investment management fees                                84        777        8
    Administration fees                                       30         67       67
    Shareholder servicing fee, Class I                        14         10       --
    Shareholder servicing fee, Class N                        20        116       --
    Registration and filing, Class I                          26         29        9
    Registration and filing, Class N                           2         42       --
    Reports to shareholders                                   16         33        6
    Accounting expense                                        35         48       15
    Audit fees                                                29         44       27
    Directors' fees and expenses                              16        179        8
    Legal fees                                                13         70       14
    Custodian fees                                           138         34        3
    Distribution fees                                          5        192       --
    Amortization of organization costs                         4         --       --
    Reimbursement of expenses previously assumed by
     Investment Manager                                       --         30       --
    Miscellaneous expenses                                     3          3        5
                                                         -------   --------    -----
      Total expenses before waivers and reimbursements       435      1,674      162
  Less: Expenses waived and reimbursed by Investment
    Manager                                                 (303)      (434)    (149)
                                                         -------   --------    -----
      Total net expenses before interest expense             132      1,240       13
      Interest expense                                        --         19       --
                                                         -------   --------    -----
      Total net expenses                                     132      1,259       13
                                                         -------   --------    -----
      Net investment income (loss)                            (4)      (891)      70
                                                         -------   --------    -----
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investments                   (583)    14,904      (69)
  Net realized gain (loss) on options written                 --         --       --
  Net realized gain (loss) on short sales                     --         --       --
  Net realized gain (loss) on foreign currency
    transactions                                             (39)    (5,806)      29
                                                         -------   --------    -----
      Net realized gain (loss)                              (622)     9,098      (40)
                                                         -------   --------    -----
  Net change in unrealized appreciation (depreciation)
    on investments and options written                    (2,468)   (18,866)      68
  Net change in unrealized appreciation (depreciation)
    on foreign currency translations                          --         17      (16)
                                                         -------   --------    -----
      Net unrealized appreciation (depreciation)          (2,468)   (18,849)      52
                                                         -------   --------    -----
      Net realized and unrealized gain (loss)             (3,090)    (9,751)      12
                                                         -------   --------    -----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                             $(3,094)  $(10,642)   $  82
                                                         =======   ========    =====

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                            LARGE CAP GROWTH FUND        TAX MANAGED GROWTH FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                              $   (63)       $   (32)       $  (155)       $  (10)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions               157          2,485         (3,344)           27
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                            (7,220)         2,205         (1,404)          615
                                                            -------        -------        -------        ------
  Net increase (decrease) in net assets resulting from
    operations                                               (7,126)         4,658         (4,903)          632
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --             --            --
    In excess of net investment income                           --             --             --            --
    Net realized gain on investments                           (315)        (2,517)            --           (21)
    In excess of net realized gain on investments            (1,045)            --             --            (2)
                                                            -------        -------        -------        ------
      Total distributions, Class I                           (1,360)        (2,517)            --           (23)
                                                            -------        -------        -------        ------
  Class N shares:
    Net investment income                                        --             --             --            --
    In excess of net investment income                           --             --             --            --
    Net realized gain on investments                           (181)           (46)            --            (6)
    In excess of net realized gain on investments              (603)            --             --            --
                                                            -------        -------        -------        ------
      Total distributions, Class N                             (784)           (46)            --            (6)
                                                            -------        -------        -------        ------
Total distributions to shareholders                          (2,144)        (2,563)            --           (29)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              57,969          5,794         34,423           655
  Redemption fees                                                --             --             48            --
                                                            -------        -------        -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      48,699          7,889         29,568         1,258
NET ASSETS:
  Beginning of period                                        15,824          7,935          2,258         1,000
                                                            -------        -------        -------        ------
  End of period                                             $64,523        $15,824        $31,826        $2,258
                                                            =======        =======        =======        ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 126 - 130.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                                 MIDCAP FUND                  SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                            $   (5,439)    $   (2,203)     $  (2,007)     $  (3,072)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions            469,880        234,002         39,966        (32,599)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                           (401,584)       277,202       (102,013)        58,242
                                                          ----------     ----------      ---------      ---------
  Net increase (decrease) in net assets resulting from
    operations                                                62,857        509,001        (64,054)        22,571
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --             --             --             --
    In excess of net investment income                            --             --             --             --
    Net realized gain on investments                        (528,797)      (180,650)       (39,966)            --
    In excess of net realized gain on investments            (62,531)            --        (16,869)       (10,485)
                                                          ----------     ----------      ---------      ---------
      Total distributions, Class I                          (591,328)      (180,650)       (56,835)       (10,485)
                                                          ----------     ----------      ---------      ---------
  Class N shares:
    Net investment income                                         --             --             --             --
    In excess of net investment income                            --             --             --             --
    Net realized gain on investments                              --             --             --             --
    In excess of net realized gain on investments                 --             --             --             --
                                                          ----------     ----------      ---------      ---------
      Total distributions, Class N                                --             --             --             --
                                                          ----------     ----------      ---------      ---------
Total distributions to shareholders                         (591,328)      (180,650)       (56,835)       (10,485)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                               61,915         53,875       (106,925)      (165,358)
  Redemption fees                                                 --             --             --             --
                                                          ----------     ----------      ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (466,556)       382,226       (227,814)      (153,272)
NET ASSETS:
  Beginning of period                                      1,357,489        975,263        404,693        557,965
                                                          ----------     ----------      ---------      ---------
  End of period                                           $  890,933     $1,357,489      $ 176,879      $ 404,693
                                                          ==========     ==========      =========      =========

                                                              BIOTECHNOLOGY FUND               BALANCED FUND
                                                         ----------------------------  ------------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999**
                                                         -------------  -------------  -------------  ---------------
OPERATIONS:
  Net investment income (loss)                             $ (5,289)       $   (63)       $   318         $    1
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions            (9,901)         2,820            (30)             5
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                               305          3,516         (1,844)            56
                                                           --------        -------        -------         ------
  Net increase (decrease) in net assets resulting from
    operations                                              (14,885)         6,273         (1,556)            62
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --             --           (315)            --
    In excess of net investment income                           --             --             --             --
    Net realized gain on investments                             --             --            (74)            --
    In excess of net realized gain on investments                --             --           (187)            --
                                                           --------        -------        -------         ------
      Total distributions, Class I                               --             --           (576)            --
                                                           --------        -------        -------         ------
  Class N shares:
    Net investment income                                        --             --             --             --
    In excess of net investment income                           --             --             --             --
    Net realized gain on investments                         (1,032)        (1,875)            --             --
    In excess of net realized gain on investments                --             --             --             --
                                                           --------        -------        -------         ------
      Total distributions, Class N                           (1,032)        (1,875)            --             --
                                                           --------        -------        -------         ------
Total distributions to shareholders                          (1,032)        (1,875)          (576)            --
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                             909,448          6,561         41,544            947
  Redemption fees                                                --             --             --             --
                                                           --------        -------        -------         ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     893,531         10,959         39,412          1,009
NET ASSETS:
  Beginning of period                                        14,870          3,911          1,009             --
                                                           --------        -------        -------         ------
  End of period                                            $908,401        $14,870        $40,421         $1,009
                                                           ========        =======        =======         ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 126 - 130.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                              GLOBAL EQUITY FUND          GLOBAL SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                              $   (8)        $   (3)       $   (400)       $   (82)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions              277            140          (1,077)         1,566
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                             (441)           482         (10,346)         5,654
                                                            ------         ------        --------        -------
  Net increase (decrease) in net assets resulting from
    operations                                                (172)           619         (11,823)         7,138
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                       (1)            --              --             --
    In excess of net investment income                          --             (6)             --             --
    Net realized gain on investments                          (383)           (29)           (458)          (868)
    In excess of net realized gain on investments              (19)            --          (1,212)            --
                                                            ------         ------        --------        -------
      Total distributions, Class I                            (403)           (35)         (1,670)          (868)
                                                            ------         ------        --------        -------
  Class N shares:
    Net investment income                                       --             --              --             --
    In excess of net investment income                          --             --              --             --
    Net realized gain on investments                            --             --            (334)           (86)
    In excess of net realized gain on investments               --             --            (885)            --
                                                            ------         ------        --------        -------
      Total distributions, Class N                              --             --          (1,219)           (86)
                                                            ------         ------        --------        -------
Total distributions to shareholders                           (403)           (35)         (2,889)          (954)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                                362             --          22,653         13,840
  Redemption fees                                               --             --              --             --
                                                            ------         ------        --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (213)           584           7,941         20,024
NET ASSETS:
  Beginning of period                                        1,584          1,000          25,503          5,479
                                                            ------         ------        --------        -------
  End of period                                             $1,371         $1,584        $ 33,444        $25,503
                                                            ======         ======        ========        =======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 126 - 130.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                            GLOBAL TECHNOLOGY FUND       GLOBAL HEALTH CARE FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $  (3,041)     $   (741)      $   (652)       $   (44)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions           (189,550)       10,634          7,154          1,311
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                            (77,386)      101,302         10,967            206
                                                           ---------      --------       --------        -------
  Net increase (decrease) in net assets resulting from
    operations                                              (269,977)      111,195         17,469          1,473
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                         --            --             --             --
    In excess of net investment income                            --            --             --             --
    Net realized gain on investments                          (2,803)       (4,100)          (980)            --
    In excess of net realized gain on investments                 --            --             --             --
                                                           ---------      --------       --------        -------
      Total distributions, Class I                            (2,803)       (4,100)          (980)            --
                                                           ---------      --------       --------        -------
  Class N shares:
    Net investment income                                         --            --             --             --
    In excess of net investment income                            --            --             --             --
    Net realized gain on investments                          (3,267)       (1,490)            --         (1,103)
    In excess of net realized gain on investments                 --            --             --             --
                                                           ---------      --------       --------        -------
      Total distributions, Class N                            (3,267)       (1,490)            --         (1,103)
                                                           ---------      --------       --------        -------
Total distributions to shareholders                           (6,070)       (5,590)          (980)        (1,103)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              740,216       156,064        234,136            427
  Redemption fees                                                 --            --             --             --
                                                           ---------      --------       --------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      464,169       261,669        250,625            797
NET ASSETS:
  Beginning of period                                        280,227        18,558          6,284          5,487
                                                           ---------      --------       --------        -------
  End of period                                            $ 744,396      $280,227       $256,909        $ 6,284
                                                           =========      ========       ========        =======

                                                         INTERNATIONAL GROWTH EQUITY
                                                                     FUND                 EMERGING MARKETS FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $   (127)      $    196        $    (4)       $   (5)
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions             7,374         36,900           (622)          930
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                           (97,396)        65,058         (2,468)        1,662
                                                           --------       --------        -------        ------
  Net increase (decrease) in net assets resulting from
    operations                                              (90,149)       102,154         (3,094)        2,587
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --           (854)            --            --
    In excess of net investment income                       (4,137)        (1,135)            --            --
    Net realized gain on investments                        (21,041)       (16,421)          (236)         (144)
    In excess of net realized gain on investments            (9,154)            --             --            --
                                                           --------       --------        -------        ------
      Total distributions, Class I                          (34,332)       (18,410)          (236)         (144)
                                                           --------       --------        -------        ------
  Class N shares:
    Net investment income                                        --             (4)            --            --
    In excess of net investment income                          (71)            (6)            --            --
    Net realized gain on investments                           (421)           (92)           (94)           (5)
    In excess of net realized gain on investments              (183)            --             --            --
                                                           --------       --------        -------        ------
      Total distributions, Class N                             (675)          (102)           (94)           (5)
                                                           --------       --------        -------        ------
Total distributions to shareholders                         (35,007)       (18,512)          (330)         (149)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              68,259         81,682          5,335           281
  Redemption fees                                                --             --             --            --
                                                           --------       --------        -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (56,897)       165,324          1,911         2,719
NET ASSETS:
  Beginning of period                                       287,299        121,975          5,453         2,734
                                                           --------       --------        -------        ------
  End of period                                            $230,402       $287,299        $ 7,364        $5,453
                                                           ========       ========        =======        ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 126 - 130.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 (All numbers in thousands)

                                                                 EUROPE FUND              STRATEGIC INCOME FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
OPERATIONS:
  Net investment income (loss)                             $   (891)      $    (110)      $    70        $  159
  Net realized gain (loss) on investments, options
    written,
    short sales and foreign currency transactions             9,098          34,049           (40)          (28)
  Net change in unrealized appreciation
    (depreciation) on investments, options written and
    foreign currency translations                           (18,849)        (21,415)           52           (52)
                                                           --------       ---------       -------        ------
  Net increase (decrease) in net assets resulting from
    operations                                              (10,642)         12,524            82            79
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Class I shares:
    Net investment income                                        --              --           (90)         (159)
    In excess of net investment income                           --              --            --           (54)
    Net realized gain on investments                           (406)             --            --            --
    In excess of net realized gain on investments                --              --            --            --
                                                           --------       ---------       -------        ------
      Total distributions, Class I                             (406)             --           (90)         (213)
                                                           --------       ---------       -------        ------
  Class N shares:
    Net investment income                                        --              --            --            --
    In excess of net investment income                           --            (336)           --            --
    Net realized gain on investments                        (10,827)        (16,858)           --            --
    In excess of net realized gain on investments                --              --            --            --
                                                           --------       ---------       -------        ------
      Total distributions, Class N                          (10,827)        (17,194)           --            --
                                                           --------       ---------       -------        ------
Total distributions to shareholders                         (11,233)        (17,194)          (90)         (213)
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS*                                              15,471        (119,298)       (2,000)           --
  Redemption fees                                                --             540            --            --
                                                           --------       ---------       -------        ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (6,404)       (123,428)       (2,008)         (134)
NET ASSETS:
  Beginning of period                                        67,910         191,338         2,866         3,000
                                                           --------       ---------       -------        ------
  End of period                                            $ 61,506       $  67,910       $   858        $2,866
                                                           ========       =========       =======        ======

------------------------------------

* For detail on capital share transactions by class, see Statements of Changes in Net Assets Capital Stock Activity on pages 126 - 130.
** Period from December 15, 1999 (commencement of operations) to December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            LARGE CAP GROWTH FUND        TAX MANAGED GROWTH FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                    $33,213        $ 7,126        $31,546        $   --
    Issued to shareholders in reinvestment of
      distributions                                           1,307          2,468             --            --
    Repurchased                                              (1,866)        (4,708)        (3,095)           --
                                                            -------        -------        -------        ------
      Net increase (decrease), Class I                      $32,654        $ 4,886        $28,451        $   --
                                                            =======        =======        =======        ======
  Class N:
    Sold                                                    $29,425        $   875        $ 8,196        $  649
    Issued to shareholders in reinvestment of
      distributions                                             771             40             --             6
    Repurchased                                              (4,881)            (7)        (2,224)           --
                                                            -------        -------        -------        ------
      Net increase (decrease), Class N                      $25,315        $   908        $ 5,972        $  655
                                                            =======        =======        =======        ======
  SHARE AMOUNTS:
  Class I:
    Sold                                                      1,712            414          1,973            --
    Issued to shareholders in reinvestment of
      distributions                                              75            140             --            --
    Repurchased                                                 (97)          (265)          (203)           --
                                                            -------        -------        -------        ------
      Net increase (decrease), Class I                        1,690            289          1,770            --
                                                            =======        =======        =======        ======
  Class N:
    Sold                                                      1,519             47            542            51
    Issued to shareholders in reinvestment of
      distributions                                              44              2             --            --(a)
    Repurchased                                                (254)            --(a)        (153)           --
                                                            -------        -------        -------        ------
      Net increase (decrease), Class N                        1,309             49            389            51
                                                            =======        =======        =======        ======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                   $69,695        $17,147        $52,527        $2,141
  Proceeds from sales of securities                          14,971         12,789         19,775           593
  Purchases of long-term U.S. Government obligations            929             --             --            --
  Proceeds from sales of long-term U.S. Government
    obligations                                                 213             --             --            --

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
**   Classs I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                                 MIDCAP FUND                  SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                  $   63,373     $  155,687      $  19,404      $  48,161
    Issued to shareholders in reinvestment of
      distributions                                          590,884        180,435         56,741         10,459
    Repurchased                                             (592,392)      (282,247)      (183,070)      (223,978)
                                                          ----------     ----------      ---------      ---------
      Net increase (decrease), Class I                    $   61,865     $   53,875      $(106,925)     $(165,358)
                                                          ==========     ==========      =========      =========
  Class N:
    Sold                                                  $       50     $       --      $      --      $      --
    Issued to shareholders in reinvestment of
      distributions                                               --             --             --             --
    Repurchased                                                   --             --             --             --
                                                          ----------     ----------      ---------      ---------
      Net increase (decrease), Class N                    $       50     $       --      $      --      $      --
                                                          ==========     ==========      =========      =========
  SHARE AMOUNTS:
  Class I:
    Sold                                                      12,303         23,371          1,787          5,583
    Issued to shareholders in reinvestment of
      distributions                                          175,337         24,616          8,964          1,108
    Repurchased                                              (89,735)       (44,732)       (22,823)       (26,739)
                                                          ----------     ----------      ---------      ---------
      Net increase (decrease), Class I                        97,905          3,255        (12,072)       (20,048)
                                                          ==========     ==========      =========      =========
  Class N:
    Sold                                                          15             --             --             --
    Issued to shareholders in reinvestment of
      distributions                                               --             --             --             --
    Repurchased                                                   --             --             --             --
                                                          ----------     ----------      ---------      ---------
      Net increase (decrease), Class N                            15             --             --             --
                                                          ==========     ==========      =========      =========
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $2,467,579     $1,910,060      $ 690,326      $ 486,026
  Proceeds from sales of securities                        2,902,001      1,997,527        794,883        619,777
  Purchases of long-term U.S. Government obligations              --             --             --             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --             --             --             --

                                                              BIOTECHNOLOGY FUND               BALANCED FUND
                                                         ----------------------------  -----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     PERIOD ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999*
                                                         -------------  -------------  -------------  --------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                  $       --       $    --        $46,202         $  947
    Issued to shareholders in reinvestment of
      distributions                                               --            --            572             --
    Repurchased                                                   --            --         (5,230)            --
                                                          ----------       -------        -------         ------
      Net increase (decrease), Class I                    $       --       $    --        $41,544         $  947
                                                          ==========       =======        =======         ======
  Class N:
    Sold                                                  $1,551,887       $ 6,483        $    --         $   --
    Issued to shareholders in reinvestment of
      distributions                                              965           872             --             --
    Repurchased                                             (643,404)         (794)            --             --
                                                          ----------       -------        -------         ------
      Net increase (decrease), Class N                    $  909,448       $ 6,561        $    --         $   --
                                                          ==========       =======        =======         ======
  SHARE AMOUNTS:
  Class I:
    Sold                                                          --            --          4,324             95
    Issued to shareholders in reinvestment of
      distributions                                               --            --             54             --
    Repurchased                                                   --            --           (492)            --
                                                          ----------       -------        -------         ------
      Net increase (decrease), Class I                            --            --          3,886             95
                                                          ==========       =======        =======         ======
  Class N:
    Sold                                                      42,768           401             --             --
    Issued to shareholders in reinvestment of
      distributions                                               28            55             --             --
    Repurchased                                              (18,579)          (55)            --             --
                                                          ----------       -------        -------         ------
      Net increase (decrease), Class N                        24,217           401             --             --
                                                          ==========       =======        =======         ======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $2,066,241       $27,104        $27,005         $1,475
  Proceeds from sales of securities                        1,184,943        24,690         16,622            551
  Purchases of long-term U.S. Government obligations              --            --         15,736             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --            --         21,200             --

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
**   Classs I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                              GLOBAL EQUITY FUND          GLOBAL SMALL CAP FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                    $   --         $   --        $ 52,883        $13,423
    Issued to shareholders in reinvestment of
      distributions                                            362             --           1,629            154
    Repurchased                                                 --             --         (53,896)          (920)
                                                            ------         ------        --------        -------
      Net increase (decrease), Class I                      $  362         $   --        $    616        $12,657
                                                            ======         ======        ========        =======
  Class N:
    Sold                                                    $   --         $   --        $ 74,031        $ 1,118
    Issued to shareholders in reinvestment of
      distributions                                             --             --           1,195             85
    Repurchased                                                 --             --         (53,189)           (20)
                                                            ------         ------        --------        -------
      Net increase (decrease), Class N                      $   --         $   --        $ 22,037        $ 1,183
                                                            ======         ======        ========        =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                        --             --           2,138            636
    Issued to shareholders in reinvestment of
      distributions                                             36             --              87              7
    Repurchased                                                 --             --          (2,299)           (56)
                                                            ------         ------        --------        -------
      Net increase (decrease), Class I                          36             --             (74)           587
                                                            ======         ======        ========        =======
  Class N:
    Sold                                                        --             --           2,947             58
    Issued to shareholders in reinvestment of
      distributions                                             --             --              64              4
    Repurchased                                                 --             --          (2,231)            (1)
                                                            ------         ------        --------        -------
      Net increase (decrease), Class N                          --             --             780             61
                                                            ======         ======        ========        =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                   $2,556         $2,077        $101,869        $24,604
  Proceeds from sales of securities                          2,564          1,617          80,987         12,387
  Purchases of long-term U.S. Government obligations            --             --              --             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                 --             --              --             --

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
**   Classs I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                            GLOBAL TECHNOLOGY FUND       GLOBAL HEALTH CARE FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                  $  605,901      $125,712       $      --       $    --
    Issued to shareholders in reinvestment of
      distributions                                            2,606         4,025              --            --
    Repurchased                                             (332,880)      (31,266)             --            --
                                                          ----------      --------       ---------       -------
      Net increase (decrease), Class I                    $  275,627      $ 98,471       $      --       $    --
                                                          ==========      ========       =========       =======
  Class N:
    Sold                                                  $  778,255      $ 64,142       $ 376,591       $   748
    Issued to shareholders in reinvestment of
      distributions                                            3,156         1,438             879            67
    Repurchased                                             (316,822)       (7,987)       (143,334)         (388)
                                                          ----------      --------       ---------       -------
      Net increase (decrease), Class N                    $  464,589      $ 57,593       $ 234,136       $   427
                                                          ==========      ========       =========       =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                       8,821         3,164              --            --
    Issued to shareholders in reinvestment of
      distributions                                               48            76              --            --
    Repurchased                                               (4,932)         (765)             --            --
                                                          ----------      --------       ---------       -------
      Net increase (decrease), Class I                         3,937         2,475              --            --
                                                          ==========      ========       =========       =======
  Class N:
    Sold                                                      10,874         1,564          16,477            56
    Issued to shareholders in reinvestment of
      distributions                                               59            27              37             5
    Repurchased                                               (4,777)         (199)         (6,510)          (29)
                                                          ----------      --------       ---------       -------
      Net increase (decrease), Class N                         6,156         1,392          10,004            32
                                                          ==========      ========       =========       =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                 $3,336,766      $211,880       $ 415,481       $21,409
  Proceeds from sales of securities                        2,774,892        80,869         202,026        22,322
  Purchases of long-term U.S. Government obligations              --            --              --            --
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --            --              --            --

                                                         INTERNATIONAL GROWTH EQUITY
                                                                     FUND                 EMERGING MARKETS FUND
                                                         ----------------------------  ----------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         -------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                   $ 684,800      $ 182,299       $ 3,992        $   56
    Issued to shareholders in reinvestment of
      distributions                                           30,981         17,745            69             2
    Repurchased                                             (652,812)      (119,912)       (1,500)          (17)
                                                           ---------      ---------       -------        ------
      Net increase (decrease), Class I                     $  62,969      $  80,132       $ 2,561        $   41
                                                           =========      =========       =======        ======
  Class N:
    Sold                                                   $  60,527      $   2,341       $ 5,961        $  253
    Issued to shareholders in reinvestment of
      distributions                                              628             61            79             5
    Repurchased                                              (55,865)          (852)       (3,266)          (18)
                                                           ---------      ---------       -------        ------
      Net increase (decrease), Class N                     $   5,290      $   1,550       $ 2,774        $  240
                                                           =========      =========       =======        ======
  SHARE AMOUNTS:
  Class I:
    Sold                                                      37,003         10,871           211             5
    Issued to shareholders in reinvestment of
      distributions                                            2,261            872             6            --(a)
    Repurchased                                              (35,773)        (7,103)          (92)           (1)
                                                           ---------      ---------       -------        ------
      Net increase (decrease), Class I                         3,491          4,640           125             4
                                                           =========      =========       =======        ======
  Class N:
    Sold                                                       3,448            130           380            19
    Issued to shareholders in reinvestment of
      distributions                                               45              3             7            --(a)
    Repurchased                                               (3,200)           (55)         (224)           (1)
                                                           ---------      ---------       -------        ------
      Net increase (decrease), Class N                           293             78           163            18
                                                           =========      =========       =======        ======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                  $ 509,065      $ 280,952       $16,324        $7,324
  Proceeds from sales of securities                          469,693        224,692        12,061         7,103
  Purchases of long-term U.S. Government obligations              --             --            --            --
  Proceeds from sales of long-term U.S. Government
    obligations                                                   --             --            --            --

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
**   Classs I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Statements of Changes in Net Assets
 Capital Stock Activity
 (All numbers in thousands)

                                                                  EUROPE FUND               STRATEGIC INCOME FUND
                                                         ------------------------------  ----------------------------
                                                           YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                         DEC. 31, 2000**  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
                                                         ---------------  -------------  -------------  -------------
FUND SHARE TRANSACTIONS
  DOLLAR AMOUNTS:
  Class I:
    Sold                                                    $   2,996       $      --       $    --        $    --
    Issued to shareholders in reinvestment of
      distributions                                               406              --            --             --
    Repurchased                                                (2,623)             --        (2,000)            --
                                                            ---------       ---------       -------        -------
      Net increase (decrease), Class I                      $     779       $      --       $(2,000)       $    --
                                                            =========       =========       =======        =======
  Class N:
    Sold                                                    $ 260,463       $  10,001       $    --        $    --
    Issued to shareholders in reinvestment of
      distributions                                             7,606           8,465            --             --
    Repurchased                                              (253,377)       (137,764)           --             --
                                                            ---------       ---------       -------        -------
      Net increase (decrease), Class N                      $  14,692       $(119,298)      $    --        $    --
                                                            =========       =========       =======        =======
  SHARE AMOUNTS:
  Class I:
    Sold                                                          186              --            --             --
    Issued to shareholders in reinvestment of
      distributions                                                35              --            --             --
    Repurchased                                                  (221)             --          (211)            --
                                                            ---------       ---------       -------        -------
      Net increase (decrease), Class I                             --(a)           --          (211)            --
                                                            =========       =========       =======        =======
  Class N:
    Sold                                                       16,086             583            --             --
    Issued to shareholders in reinvestment of
      distributions                                               660             535            --             --
    Repurchased                                               (15,776)        (10,914)           --             --
                                                            ---------       ---------       -------        -------
      Net increase (decrease), Class N                            970          (9,796)           --             --
                                                            =========       =========       =======        =======
  PURCHASES AND SALES OF INVESTMENT SECURITIES:
    (EXCLUDING SHORT-TERM SECURITIES)
  Purchases of securities                                   $ 132,020       $ 202,304       $   193        $11,635
  Proceeds from sales of securities                           127,079         362,350         2,040          8,896
  Purchases of long-term U.S. Government obligations               --              --         1,124             --
  Proceeds from sales of long-term U.S. Government
    obligations                                                    --              --         1,328             --

------------------------------------

*    Period from December 15, 1999 (commencement of operations) to December 31,
     1999.
**   Classs I commenced operations on March 3, 2000.
(a)  Amount represents less than 1,000 shares.

    The accompanying notes are an integral part of the financial statements.

 Dresdner RCM Global Funds
 Financial Highlights
For a share outstanding throughout each fiscal year or period ended:

                                                                            LARGE CAP GROWTH FUND
                                            -------------------------------------------------------------------------------------
                                                                      CLASS I                                      CLASS N
                                            -----------------------------------------------------------     ---------------------
                                                                                DECEMBER 31,
                                            -------------------------------------------------------------------------------------
                                             2000         1999         1998         1997       1996(4)        2000       1999(10)
                                            -------     --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period      $ 19.07     $ 16.14       $12.53       $10.00       $10.00      $ 19.00       $16.60
                                            -------     -------       ------       ------       ------      -------       ------
  Income from investment operations:
    Net investment income (loss) (1)          (0.02)      (0.05)       (0.02)        0.01           --        (0.05)       (0.08)
    Net realized and unrealized gain
      (loss) on investments                   (1.55)       6.95         5.51         3.17           --        (1.57)        6.45
                                            -------     -------       ------       ------       ------      -------       ------
  Total from investment operations            (1.57)       6.90         5.49         3.18           --        (1.62)        6.37
  Less distributions:
    From net investment income                   --          --        (0.01)       (0.01)          --           --           --
    In excess of net investment income           --          --           --           --           --           --           --
    From net realized gain on investments     (0.14)      (3.97)       (1.87)       (0.64)          --        (0.14)       (3.97)
    In excess of net realized gain on
      investments                             (0.47)         --           --           --           --        (0.47)          --
                                            -------     -------       ------       ------       ------      -------       ------
      Total distributions                     (0.61)      (3.97)       (1.88)       (0.65)          --        (0.61)       (3.97)
                                            -------     -------       ------       ------       ------      -------       ------
NET ASSET VALUE, END OF PERIOD              $ 16.89     $ 19.07       $16.14       $12.53       $10.00      $ 16.77       $19.00
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
TOTAL RETURN (8)                              (8.37)%     44.84%       44.11%       31.99%        0.00%       (8.71)%      40.48%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $41,741     $14,898       $7,935       $5,025       $4,000      $22,782       $  926
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)           0.88%       0.95%        0.95%        0.95%        0.00%(9)     1.08%        1.20%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
  Without waiver and reimbursement (16)        1.37%       2.45%        3.04%        2.63%          --%        1.74%       60.04%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
Ratio of net investment income to average
  net assets (16)                             (0.13)%     (0.26)%      (0.11)%       0.10%        0.00%(9)    (0.29)%      (0.55)%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
Portfolio turnover                            41.67%     109.29%       99.58%      119.87%        0.00%       41.67%      109.29%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                      TAX MANAGED GROWTH FUND
                                                    -----------------------------------------------------------
                                                                 CLASS I                         CLASS N
                                                    ---------------------------------     ---------------------
                                                                           DECEMBER 31,
                                                    -----------------------------------------------------------
                                                     2000         1999       1998(6)        2000       1999(11)
                                                    -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $ 14.99      $10.00       $10.00       $14.95       $10.34
                                                    -------      ------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                  (0.09)      (0.06)          --        (0.11)       (0.29)
    Net realized and unrealized gain (loss) on
     investments                                      (1.12)       5.28           --        (1.09)        5.13
                                                    -------      ------       ------       ------       ------
  Total from investment operations                    (1.21)       5.22           --        (1.20)        4.84
  Less distributions:
    From net realized gain on investments                --       (0.21)          --           --        (0.21)
    In excess of net realized gain on investments        --       (0.02)          --           --        (0.02)
                                                    -------      ------       ------       ------       ------
      Total distributions                                --       (0.23)          --           --        (0.23)
                                                    -------      ------       ------       ------       ------
  Redemption fees                                        --#         --           --           --#          --
                                                    -------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $ 13.78      $14.99       $10.00       $13.75       $14.95
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------
TOTAL RETURN (8)                                      (8.07)%     52.44%        0.00%       (8.09)%      47.07%
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $25,774      $1,499       $1,000       $6,052       $  759
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                   1.25%       1.25%        0.00%(9)     1.50%        1.50%
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------
  Without waiver and reimbursement (16)                1.58%      14.36%          --%        3.03%       35.08%
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------
Ratio of net investment income to average net
  assets (16)                                         (0.58)%     (0.47)%       0.00%(9)    (0.75)%      (2.66)%
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------
Portfolio turnover                                    85.18%      43.35%        0.00%       85.18%       43.35%
                                                    -------      ------       ------       ------       ------
                                                    -------      ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                                  MIDCAP FUND
                                                    -----------------------------------------------------------------------
                                                                             CLASS I                               CLASS N
                                                    ----------------------------------------------------------     --------
                                                                                 DECEMBER 31,
                                                    -----------------------------------------------------------------------
                                                     2000        1999         1998         1997       1996(2)      2000(19)
                                                    ------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $ 8.02      $ 5.87       $ 6.23       $ 6.40       $ 9.13       $ 3.33
                                                    ------      ------       ------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                 (0.04)      (0.01)          --        (0.01)       (0.01)          --
    Net realized and unrealized gain on
      investments                                     0.20        3.42         0.81         1.08         1.59           --
                                                    ------      ------       ------       ------       ------       ------
  Total from investment operations                    0.16        3.41         0.81         1.07         1.58           --
  Less distributions:
    From net realized gain on investments            (4.34)      (1.26)       (1.17)       (1.24)       (4.31)          --
    In excess of net realized gain on investments    (0.51)         --           --           --           --           --
                                                    ------      ------       ------       ------       ------       ------
      Total distributions                            (4.85)      (1.26)       (1.17)       (1.24)       (4.31)          --
                                                    ------      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $ 3.33      $ 8.02       $ 5.87       $ 6.23       $ 6.40       $ 3.33
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
TOTAL RETURN (8)                                      1.25%      60.18%       15.06%       17.50%       19.07%        0.00%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $  891      $1,357       $  975       $  961       $  896       $   50
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
Ratio of expenses to average net assets               0.76%       0.77%        0.76%        0.76%        0.84%        0.00%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
Ratio of net investment income to average net
  assets                                             (0.41)%     (0.22)%      (0.01)%      (0.17)%      (0.12)%       0.00%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
Portfolio turnover                                  192.99%     198.17%      168.24%      155.10%      115.89%      192.99%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                           SMALL CAP FUND
                                                    ------------------------------------------------------------
                                                                              CLASS I
                                                    ------------------------------------------------------------
                                                                            DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      2000         1999         1998         1997       1996(3)
                                                    --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $  10.23      $ 9.36       $11.66       $11.77       $11.35
                                                    --------      ------       ------       ------       ------
  Income from investment operations:
    Net investment loss (1)                            (0.06)      (0.06)       (0.07)       (0.08)       (0.08)
    Net realized and unrealized gain (loss) on
     investments                                       (1.81)       1.20           --(17)     2.29         3.82
                                                    --------      ------       ------       ------       ------
  Total from investment operations                     (1.87)       1.14        (0.07)        2.21         3.74
  Less distributions:
    From net investment income                            --          --           --           --           --
    In excess of net investment income                    --       (0.27)          --           --           --
    From net realized gain on investments              (1.36)         --        (2.23)       (2.32)       (3.32)
    In excess of net realized gain on investments      (0.57)         --           --           --           --
                                                    --------      ------       ------       ------       ------
      Total distributions                              (1.93)      (0.27)       (2.23)       (2.32)       (3.32)
                                                    --------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $   6.43      $10.23       $ 9.36       $11.66       $11.77
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
TOTAL RETURN (8)                                      (17.87)%     12.40%        1.11%       19.49%       34.39%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $176,879      $  405       $  558       $  661       $  569
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
Ratio of expenses to average net assets                 1.02%       1.02%        1.01%        1.02%        1.00%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
Ratio of net investment income to average net
  assets                                               (0.57)%     (0.71)%      (0.61)%      (0.68)%      (0.58)%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
Portfolio turnover                                    206.80%     116.42%      131.85%      117.64%      117.00%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                  BIOTECHNOLOGY FUND
                                                    -----------------------------------------------
                                                                        CLASS N
                                                    -----------------------------------------------
                                                                     DECEMBER 31,
                                                    -----------------------------------------------
                                                      2000         1999         1998       1997(5)
                                                    --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $  20.02     $ 11.44       $10.00       $10.00
                                                    --------     -------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                   (0.37)      (0.15)       (0.10)          --
    Net realized and unrealized gain on
     investments                                       16.78(17)   12.03         1.86           --
                                                    --------     -------       ------       ------
  Total from investment operations                     16.41       11.88         1.76           --
  Less distributions:
    From net investment income                            --          --           --           --
    In excess of net investment income                    --          --           --           --
    From net realized gain on investments              (0.04)      (3.30)       (0.32)          --
                                                    --------     -------       ------       ------
      Total distributions                              (0.04)      (3.30)       (0.32)          --
                                                    --------     -------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $  36.39     $ 20.02       $11.44       $10.00
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------
TOTAL RETURN (8)                                       81.93%     111.39%       17.76%        0.00%(9)
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $908,401     $14,870       $3,911       $3,000
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                    1.50%       1.50%        1.50%        0.01%(9)
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------
  Without waiver and reimbursement (16)                 1.53%       4.53%        4.87%          --%
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------
Ratio of net investment income to average net
  assets (16)                                          (1.06)%     (1.09)%      (0.95)%       0.01%(9)
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------
Portfolio turnover                                    250.28%     431.27%      127.21%        0.00%
                                                    --------     -------       ------       ------
                                                    --------     -------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                       BALANCED FUND
                                                    --------------------
                                                          CLASS I
                                                    --------------------
                                                        DECEMBER 31,
                                                    --------------------
                                                     2000       1999(14)
                                                    -------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $ 10.65      $10.00
                                                    -------      ------
  Income from investment operations:
    Net investment income(1)                           0.22        0.01
    Net realized and unrealized gain (loss) on
     investments                                      (0.49)       0.64
                                                    -------      ------
  Total from investment operations                    (0.27)       0.65
  Less distributions:
    From net investment income                        (0.16)         --
    In excess of net investment income                   --          --
    From net realized gain on investments             (0.02)         --
    In excess of net realized gain on investments     (0.05)         --
                                                    -------      ------
      Total distributions                             (0.23)         --
                                                    -------      ------
NET ASSET VALUE, END OF PERIOD                      $ 10.15      $10.65
                                                    -------      ------
                                                    -------      ------
TOTAL RETURN (8)                                      (2.64)%      6.50%
                                                    -------      ------
                                                    -------      ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $40,421      $1,009
                                                    -------      ------
                                                    -------      ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                   0.90%       0.90%
                                                    -------      ------
                                                    -------      ------
  Without waiver and reimbursement (16)                2.25%      41.29%
                                                    -------      ------
                                                    -------      ------
Ratio of net investment income to average net
  assets (16)                                          2.09%       1.41%
                                                    -------      ------
                                                    -------      ------
Portfolio turnover                                   131.94%      59.94%
                                                    -------      ------
                                                    -------      ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                           GLOBAL EQUITY FUND
                                                    --------------------------------
                                                                CLASS I
                                                    --------------------------------
                                                              DECEMBER 31,
                                                    --------------------------------
                                                     2000        1999       1998(6)
                                                    ------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $15.84      $10.00       $10.00
                                                    ------      ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                 (0.08)      (0.03)          --
    Net realized and unrealized gain (loss) on
     investments                                     (1.62)       6.22           --
                                                    ------      ------       ------
  Total from investment operations                   (1.70)       6.19           --
  Less distributions:
    From net investment income                       (0.02)         --           --
    In excess of net investment income                  --       (0.06)          --
    From net realized gain on investments            (3.83)      (0.29)          --
    In excess of net realized gain of investments    (0.19)         --           --
                                                    ------      ------       ------
      Total distributions                            (4.04)      (0.35)          --
                                                    ------      ------       ------
NET ASSET VALUE, END OF PERIOD                      $10.10      $15.84       $10.00
                                                    ------      ------       ------
                                                    ------      ------       ------
TOTAL RETURN (8)                                    (10.80)%     62.20%        0.00%
                                                    ------      ------       ------
                                                    ------      ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $1,371      $1,584       $1,000
                                                    ------      ------       ------
                                                    ------      ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                  1.25%       1.25%        0.00%(9)
                                                    ------      ------       ------
                                                    ------      ------       ------
  Without waiver and reimbursement (16)              11.25%      14.59%          --%
                                                    ------      ------       ------
                                                    ------      ------       ------
Ratio of net investment income to average net
  assets (16)                                        (0.53)%     (0.27)%       0.00%(9)
                                                    ------      ------       ------
                                                    ------      ------       ------
Portfolio turnover                                  164.71%     149.96%        0.00%
                                                    ------      ------       ------
                                                    ------      ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                            GLOBAL SMALL CAP FUND
                                            -------------------------------------------------------------------------------------
                                                                      CLASS I                                      CLASS N
                                            -----------------------------------------------------------     ---------------------
                                                                                DECEMBER 31,
                                            -------------------------------------------------------------------------------------
                                             2000         1999         1998         1997       1996(4)        2000       1999(12)
                                            -------     --------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period      $ 23.38     $ 12.37       $11.09       $10.00       $10.00      $ 23.31       $11.63
                                            -------     -------       ------       ------       ------      -------       ------
  Income from investment operations:
    Net investment income (loss) (1)          (0.21)      (0.17)       (0.13)       (0.13)          --        (0.26)       (0.21)
    Net realized and unrealized gain
      (loss) on investments                   (3.04)      12.96         2.23         2.64           --        (2.96)       13.67
                                            -------     -------       ------       ------       ------      -------       ------
  Total from investment operations            (3.25)      12.79         2.10         2.51           --        (3.22)       13.46
  Less distributions:
    From net investment income                   --          --           --           --           --           --           --
    In excess of net investment income           --          --           --           --           --           --           --
    From net realized gain on investments     (0.41)      (1.78)       (0.82)       (1.42)          --        (0.41)       (1.78)
    In excess of net realized gain on
      investments                             (1.09)         --           --           --           --        (1.09)          --
                                            -------     -------       ------       ------       ------      -------       ------
      Total distributions                     (1.50)      (1.78)       (0.82)       (1.42)          --        (1.50)       (1.78)
                                            -------     -------       ------       ------       ------      -------       ------
NET ASSET VALUE, END OF PERIOD              $ 18.63     $ 23.38       $12.37       $11.09       $10.00      $ 18.59       $23.31
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
TOTAL RETURN (8)                             (13.88)%    104.63%       19.29%       25.48%        0.00%      (13.84)%     116.97%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $17,804     $24,073       $5,479       $4,456       $4,000      $15,640       $1,430
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)           1.50%       1.50%        1.75%        1.75%        0.00%(9)     1.75%        1.75%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
  Without waiver and reimbursement (16)        1.70%       4.10%        3.86%        3.09%          --%        2.20%       16.71%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
Ratio of net investment income to average
  net assets (16)                             (0.84)%     (1.13)%      (1.03)%      (1.14)%       0.00%(9)    (1.06)%      (1.49)%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------
Portfolio turnover                           201.54%     161.61%      184.38%      153.49%        0.00%      201.54%      161.61%
                                            -------     -------       ------       ------       ------      -------       ------
                                            -------     -------       ------       ------       ------      -------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                          GLOBAL TECHNOLOGY FUND
                                         ----------------------------------------------------------------------------------------
                                                                    CLASS I                                       CLASS N
                                         -------------------------------------------------------------     ----------------------
                                                                               DECEMBER 31,
                                         ----------------------------------------------------------------------------------------
                                           2000         1999          1998         1997         1996         2000        1999(13)
                                         --------     ---------     --------     --------     --------     ---------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period   $  59.21     $  21.40      $ 13.69       $12.60       $10.04      $  59.13      $ 24.01
                                         --------     --------      -------       ------       ------      --------      -------
  Income from investment operations:
    Net investment loss (1)                 (0.18)       (0.35)       (0.16)       (0.16)       (0.15)        (0.38)       (0.49)
    Net realized and unrealized gain
      (loss) on investments                 (8.27)       39.54         8.44         3.46         2.80         (8.23)       36.99
                                         --------     --------      -------       ------       ------      --------      -------
  Total from investment operations          (8.45)       39.19         8.28         3.30         2.65         (8.61)       36.50
  Less distributions:
    From net investment income                 --           --           --           --           --            --           --
    In excess of net investment income         --           --           --           --           --            --           --
    From net realized gain on
      investments                           (0.43)       (1.38)       (0.57)       (2.21)       (0.09)        (0.43)       (1.38)
                                         --------     --------      -------       ------       ------      --------      -------
      Total distributions                   (0.43)       (1.38)       (0.57)       (2.21)       (0.09)        (0.43)       (1.38)
                                         --------     --------      -------       ------       ------      --------      -------
NET ASSET VALUE, END OF PERIOD           $  50.33     $  59.21      $ 21.40       $13.69       $12.60      $  50.09      $ 59.13
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------
TOTAL RETURN (8)                           (14.33)%     182.95%       60.53%       27.08%       26.41%       (14.60)%     152.69%
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)     $366,353     $197,897      $18,558       $6,950       $5,117      $378,043      $82,330
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------
Ratio of expenses to average net
  assets:
  With waiver and reimbursement (16)         1.21%        1.50%        1.75%        1.75%        1.73%         1.50%        1.75%
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------
  Without waiver and reimbursement (16)      1.21%        1.50%        2.49%        2.45%        7.75%         1.50%        1.99%
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------
Ratio of net investment income to
  average net assets (16)                   (0.26)%      (1.02)%      (0.99)%      (1.15)%      (1.34)%       (0.55)%      (1.32)%
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------
Portfolio turnover                         450.84%      119.32%      265.99%      189.41%      155.58%       450.84%      119.32%
                                         --------     --------      -------       ------       ------      --------      -------
                                         --------     --------      -------       ------       ------      --------      -------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                      GLOBAL HEALTH CARE FUND
                                                    ------------------------------------------------------------
                                                                              CLASS N
                                                    ------------------------------------------------------------
                                                                            DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      2000         1999         1998         1997       1996(4)
                                                    --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $  14.25      $13.42       $11.65       $10.00       $10.00
                                                    --------      ------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                   (0.16)      (0.11)       (0.09)       (0.06)          --
    Net realized and unrealized gain on
     investments                                       10.61        3.53         3.02         3.03           --
                                                    --------      ------       ------       ------       ------
  Total from investment operations                     10.45        3.42         2.93         2.97           --
  Less distributions:
    From net investment income                            --          --           --           --           --
    In excess of net investment income                    --          --           --           --           --
    From net realized gain on investments              (0.10)      (2.59)       (1.16)       (1.32)          --
                                                    --------      ------       ------       ------       ------
      Total distributions                              (0.10)      (2.59)       (1.16)       (1.32)          --
                                                    --------      ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $  24.60      $14.25       $13.42       $11.65       $10.00
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
TOTAL RETURN (8)                                       73.37%      28.74%       25.57%       30.00%        0.00%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $256,909      $6,284       $5,487       $4,671       $4,000
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                    1.50%       1.50%        1.50%        1.50%        0.00%(9)
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
  Without waiver and reimbursement (16)                 1.64%       4.85%        3.65%        2.93%          --%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
Ratio of net investment income to average net
  assets (16)                                          (0.68)%     (0.81)%      (0.69)%      (0.55)%       0.00%(9)
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------
Portfolio turnover                                    216.09%     393.83%      153.92%      157.65%        0.00%
                                                    --------      ------       ------       ------       ------
                                                    --------      ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                    INTERNATIONAL GROWTH EQUITY FUND
                                       ------------------------------------------------------------------------------------------
                                                                   CLASS I                                        CLASS N
                                       ---------------------------------------------------------------     ----------------------
                                                                              DECEMBER 31,
                                       ------------------------------------------------------------------------------------------
                                         2000         1999          1998          1997        1996(7)        2000       1999 (12)
                                       --------     ---------     ---------     ---------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period                             $  22.34     $  14.98      $  13.70      $  12.72      $ 11.56       $22.31       $14.78
                                       --------     --------      --------      --------      -------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)      (0.01)        0.02          0.06          0.06         0.04        (0.05)        0.01
    Net realized and unrealized gain
      (loss) on investments               (6.00)        8.91          1.80          2.22         2.16        (5.99)        9.08
                                       --------     --------      --------      --------      -------       ------       ------
  Total from investment operations        (6.01)        8.93          1.86          2.28         2.20        (6.04)        9.09
  Less distributions:
    From net investment income               --        (0.07)        (0.23)        (0.14)       (0.16)          --        (0.07)
    In excess of net investment
      income                              (0.30)       (0.10)           --            --           --        (0.26)       (0.09)
    From net realized gain on
      investments                         (1.52)       (1.40)        (0.35)        (1.16)       (0.88)       (1.52)       (1.40)
    In excess of net realized gain on
      investments                         (0.67)          --            --            --           --        (0.67)          --
                                       --------     --------      --------      --------      -------       ------       ------
      Total distributions                 (2.49)       (1.57)        (0.58)        (1.30)       (1.04)       (2.45)       (1.56)
                                       --------     --------      --------      --------      -------       ------       ------
NET ASSET VALUE, END OF PERIOD         $  13.84     $  22.34      $  14.98      $  13.70      $ 12.72       $13.82       $22.31
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------
TOTAL RETURN (8)                         (26.76)%      60.66%        13.81%        17.93%       19.31%      (26.95)%      62.48%
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)   $225,278     $285,561      $121,975      $ 98,443      $52,605       $5,124       $1,738
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------
Ratio of expenses to average net
  assets:
  With waiver and reimbursement (16)       1.00%        1.00%         1.00%         1.00%        0.99%        1.25%        1.25%
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------
  Without waiver and reimbursement
    (16)                                   1.00%        1.06%         1.06%         1.06%        1.25%        2.36%       10.89%
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------
Ratio of net investment income to
  average net assets (16)                 (0.04)%       0.12%         0.37%         0.41%        0.32%       (0.29)%       0.07%
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------
Portfolio turnover                       161.71%      139.69%        84.49%       122.43%      119.09%      161.71%      139.69%
                                       --------     --------      --------      --------      -------       ------       ------
                                       --------     --------      --------      --------      -------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                                             EMERGING MARKETS FUND
                                                    ------------------------------------------------------------------------
                                                                       CLASS I                               CLASS N
                                                    ---------------------------------------------     ----------------------
                                                                                  DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                     2000        1999         1998       1997(5)        2000       1999 (12)
                                                    ------     --------     --------     --------     --------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $16.87      $ 9.06       $ 9.99       $10.00       $16.84       $ 9.13
                                                    ------      ------       ------       ------       ------       ------
  Income from investment operations:
    Net investment income (loss) (1)                    --#      (0.01)        0.12           --#       (0.04)       (0.06)
    Net realized and unrealized gain (loss) on
      investments                                    (4.26)       8.29        (0.97)       (0.01)       (4.22)        8.24
                                                    ------      ------       ------       ------       ------       ------
  Total from investment operations                   (4.26)       8.28        (0.85)       (0.01)       (4.26)        8.18
  Less distributions:
    From net investment income                          --          --        (0.08)          --           --           --
    In excess of net investment income                  --          --           --           --           --           --
    From net realized gain on investments            (0.55)      (0.47)          --           --        (0.55)       (0.47)
                                                    ------      ------       ------       ------       ------       ------
      Total distributions                            (0.55)      (0.47)       (0.08)          --        (0.55)       (0.47)
                                                    ------      ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                      $12.06      $16.87       $ 9.06       $ 9.99       $12.03       $16.84
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
TOTAL RETURN (8)                                    (25.24)%     92.12%       (8.50)%         --%      (25.29)%      90.31%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $5,194      $5,154       $2,734       $2,996       $2,170       $  299
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                  1.50%       1.50%        1.50%        0.01%(9)     1.75%        1.75%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
  Without waiver and reimbursement (16)               4.93%       9.33%        8.29%          --%        5.88%       79.18%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
Ratio of net investment income to average net
  assets (16)                                         0.03%      (0.13)%       1.23%          --%       (0.29)%      (0.68)%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------
Portfolio turnover                                  162.14%     215.64%      279.25%          --%(9)   162.14%      215.64%
                                                    ------      ------       ------       ------       ------       ------
                                                    ------      ------       ------       ------       ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Financial Highlights

For a share outstanding throughout each fiscal year or period ended:

                                                                                    EUROPE FUND
                                                    ----------------------------------------------------------------------------
                                                    CLASS I                                  CLASS N
                                                    --------     ---------------------------------------------------------------
                                                                                    DECEMBER 31,
                                                    ----------------------------------------------------------------------------
                                                    2000(15)       2000         1999         1998          1997          1996
                                                    --------     --------     --------     ---------     ---------     ---------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period               $20.58      $ 16.12      $ 13.66      $  12.59      $  10.66      $   9.20
                                                     ------      -------      -------      --------      --------      --------
  Income from investment operations:
    Net investment income (loss) (1)                  (0.11)       (0.18)       (0.01)        (0.05)         0.01          0.03
    Net realized and unrealized gain (loss) on
      investments                                     (6.26)       (1.73)        5.66          4.60          2.70          1.45
                                                     ------      -------      -------      --------      --------      --------
  Total from investment operations                    (6.37)       (1.91)        5.65          4.55          2.71          1.48
  Less distributions:
    From net investment income                           --           --           --         (0.17)        (0.06)        (0.02)
    In excess of net investment income                   --           --        (0.02)           --            --            --
    From net realized gain on investments             (2.34)       (2.34)       (3.17)        (3.31)        (0.72)           --
                                                     ------      -------      -------      --------      --------      --------
      Total distributions                             (2.34)       (2.34)       (3.19)        (3.48)        (0.78)        (0.02)
                                                     ------      -------      -------      --------      --------      --------
  Redemption fees                                        --           --           --#           --            --            --
                                                     ------      -------      -------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                       $11.87      $ 11.87      $ 16.12      $  13.66      $  12.59      $  10.66
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------
TOTAL RETURN (8)                                     (30.61)%     (11.39)%      43.59%        37.23%        25.70%        15.87%
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $    4      $61,502      $67,910      $191,338      $176,414      $149,299
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------
Ratio of expenses to average net assets (18):
  With waiver and reimbursement (16)                   1.35%        1.60%        1.03%           --%           --%           --%
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------
  Without waiver and reimbursement (16)                9.67%        2.07%        2.01%         1.97%         1.30%         1.42%
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------
Ratio of net investment income to average net
  assets (16)                                         (0.83)%      (1.12)%      (0.11)%          --%           --%           --%
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------
Portfolio turnover                                   173.06%      173.06%      202.90%       114.00%        85.00%        51.00%
                                                     ------      -------      -------      --------      --------      --------
                                                     ------      -------      -------      --------      --------      --------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

                                                         STRATEGIC INCOME FUND
                                                    --------------------------------
                                                                CLASS I
                                                    --------------------------------
                                                              DECEMBER 31,
                                                    --------------------------------
                                                     2000        1999       1998(6)
                                                    ------     --------     --------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period              $ 9.55      $10.00       $10.00
                                                    ------      ------       ------
  Income from investment operations:
    Net investment income(1)                          0.66        0.53           --
    Net realized and unrealized gain (loss) on
     investments                                      0.42       (0.27)          --
                                                    ------      ------       ------
  Total from investment operations                    1.08        0.26           --
  Less distributions:
    From net investment income                       (1.01)      (0.53)          --
    In excess of net investment income                  --       (0.18)          --
                                                    ------      ------       ------
      Total distributions                            (1.01)      (0.71)          --
                                                    ------      ------       ------
NET ASSET VALUE, END OF PERIOD                      $ 9.62      $ 9.55       $10.00
                                                    ------      ------       ------
                                                    ------      ------       ------
TOTAL RETURN (8)                                     11.63%       2.67%        0.00%
                                                    ------      ------       ------
                                                    ------      ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                $  858      $2,866       $3,000
                                                    ------      ------       ------
                                                    ------      ------       ------
Ratio of expenses to average net assets:
  With waiver and reimbursement (16)                  1.25%       1.25%        0.00%(9)
                                                    ------      ------       ------
                                                    ------      ------       ------
  Without waiver and reimbursement (16)              15.49%       5.31%          --%
                                                    ------      ------       ------
                                                    ------      ------       ------
Ratio of net investment income to average net
  assets (16)                                         6.75%       5.38%        0.00%(9)
                                                    ------      ------       ------
                                                    ------      ------       ------
Portfolio turnover                                  151.66%     346.34%        0.00%
                                                    ------      ------       ------
                                                    ------      ------       ------

------------------------------------
For Footnote References, see "Notes to Financial Highlights."

 Dresdner RCM Global Funds
 Notes to Financial Highlights
 December 31, 2000
The following notes are being used as reference items in the Financial Highlights of the Funds.

(1)  Calculated using the average share method.

(2) Stock split 25:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

(3) Stock split 12:1 at close of business on June 17, 1996. All share amounts were restated to reflect the stock split.

(4) Commencement of operations, for the Large Cap Growth Fund, Class I shares, the Global Small Cap Fund, Class I shares and the Global Health Care Fund, Class N shares, was December 31, 1996.

(5) Commencement of operations for the Biotechnology Fund, Class N shares and the Emerging Markets Fund, Class I shares, was December 30, 1997.

(6) Commencement of operations for the Tax Managed Growth Fund, Class I shares, the Global Equity Fund, Class I shares and the Strategic Income Fund, Class I shares, was December 30, 1998.

(7) Stock split 10:1 at close of business on June 17, 1996. All per share amounts were restated to reflect the stock split.

(8) Total return measures the change in value of an investment over the period indicated. For periods less than one year, the total return is not annualized.

(9)  Not annualized. Fund was in operation for less than five days.

(10) Commencement of operations for the Large Cap Growth Fund, Class N shares, was March 2, 1999.

(11) Commencement of operations for the Tax Managed Growth Fund, Class N shares, was February 12, 1999.

(12) Commencement of operations for the Global Small Cap Fund, Class N shares, the International Growth Equity Fund, Class N shares and the Emerging Markets Fund, Class N shares, was March 9, 1999.

(13) Commencement of operations for the Global Technology Fund, Class N shares, was January 20, 1999.

(14) Commencement of operations for the Balanced Fund, Class I shares, was December 15, 1999.

(15) Commencement of operations for the Europe Fund, Class N shares, was March 3, 2000.

(16) Annualized for periods less than one year.

(17) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investment of the Fund.

(18) The operating expenses for the Dresdner RCM Europe Fund include certain non-recurring legal expenses of 0.46% and 0.32% of average net assets for the years ended December 31, 1998 and 1999, respectively, for which the insurance carrier has reimbursed the Fund 0.78% ($800,000) of the average net assets for the year ended December 31, 1999.

(19) Commencement of operations for the MidCap Fund, Class N shares, was December 29, 2000.

#   Amount represents less than $0.01 per share.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

        Dresdner RCM Global Funds, Inc. (the "Global Company"), and Dresdner RCM Investment Funds Inc. (the "Investment Company") are organized as Maryland corporations and are registered as open-end management investment companies under the Investment Company Act of 1940 (the "1940 Act"), as amended.

The Global Company currently consists of thirteen no-load series:

NON-DIVERSIFIED FUNDS
Dresdner RCM Global Technology Fund (the "Global Technology Fund") Dresdner RCM Global Health Care Fund (the "Global Health Care Fund") Dresdner RCM Biotechnology Fund (the "Biotechnology Fund")
Dresdner RCM International Growth Equity Fund (the "International Equity
Fund")

DIVERSIFIED FUNDS
Dresdner RCM Large Cap Growth Fund (the "Large Cap Growth Fund") Dresdner RCM Tax Managed Growth Fund (the "Tax Managed Growth Fund") Dresdner RCM MidCap Fund (the "MidCap Fund")
Dresdner RCM Small Cap Fund (the "Small Cap Fund")
Dresdner RCM Balanced Fund (the "Balanced Fund")
Dresdner RCM Global Equity Fund (the "Global Equity Fund")
Dresdner RCM Global Small Cap Fund (the "Global Small Cap Fund") Dresdner RCM Emerging Markets Fund (the "Emerging Markets Fund") Dresdner RCM Strategic Income Fund (the "Strategic Income Fund")

        The Dresdner RCM Europe Fund (the "Europe Fund") is a non-diversified, no load series of the Investment Company. These fourteen series are collectively referred to as the "Funds".

        Effective December 29, 2000, the Board of Directors of the Dresdner RCM Capital Funds, Inc. (consisting of the MidCap Fund, Small Cap Fund and International Growth Equity Fund) (the "Capital Company") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") between the Capital Company and the Global Company. The Agreement provided for the transfer of all of the assets and the assumption of all of the liabilities of each series of the Capital Company to a corresponding, newly created series of the Global Company (the "Company") in a tax free exchange for shares of the relevant series of the Company.

        The Funds, with the exception of the Biotechnology Fund, the Balanced Fund and the Global Health Care Fund, are presently authorized to issue two classes of shares -- Institutional shares (Class I) and Non-institutional shares (Class N). The Biotechnology Fund and the Global Health Care Fund are presently authorized to issue Class N shares, and the Balanced Fund is authorized to issue Class I shares.

        As of December 31, 2000, the Large Cap Growth Fund, Tax Managed Growth Fund, MidCap Fund, Global Small Cap Fund, Global Technology Fund, International Equity Fund, Emerging Markets Fund and Europe Fund have both Class I and
Class N shares operational; the Small Cap Fund, Global Equity Fund, and Strategic Income Fund have only Class I shares operational.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
        Each class has equal pro rata interest in the assets of the relevant fund and general voting privileges. Class I and Class N shares differ with respect to distributions and certain other class-specific expenses and expense reductions.

        The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

A. PORTFOLIO VALUATIONS:

        Investment securities are stated at market value. Equity securities traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded as of the close of business on the day the securities are being valued. If there has been no sale on such day, then the security is valued at the closing bid price on such day. If no bid price is quoted on such day, then the security is valued by such method as the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company shall determine in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market that are not listed on Nasdaq or similar foreign reporting service are valued at the mean bid price, or using such other comparable sources as the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair value. Other portfolio securities held by the Funds are valued at current market value, if current market quotations are readily available for such securities. To the extent that market quotations are not readily available, such securities will be valued by whatever means the Board of Directors of the appropriate Company or a duly constituted committee of the Board of Directors of the appropriate Company in good faith deems appropriate to reflect their fair value. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value.

B. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES:

        Security transactions are recorded as of the date of purchase, sale or maturity. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes accretion of discount. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Each Fund bears expenses incurred specifically on its behalf as well as a portion of any general expenses of the appropriate Company. Investment income, realized and unrealized gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective distribution and certain other class specific fees and expense reductions.

        It has been the policy of the Funds not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide"), was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, each Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Funds expect that the impact of the adoption of this principle will not be material to the financial statements.

C. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS:

        The books and records of each of the Funds are maintained in U.S. dollars. The value of securities, currencies, and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investments are translated at the contracted currency exchange rates established at the time of the trade. Income and expenses are translated at the prevailing exchange rates on the respective dates of such transactions.

        Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date and foreign currency translations and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The Funds do not isolate that portion of foreign currency exchange fluctuation on investments from unrealized appreciation and depreciation, which arises from changes in market prices. Such fluctuations are included with the net unrealized appreciation or depreciation on investments.

        Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. A Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The market value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation on foreign currency translations on the Fund's Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss on foreign currency transactions in the Fund's Statement of Operations equal to the difference between the value at the time the forward contract was opened and the value at the time it was closed. A Fund could be exposed to risk of loss if the counter-party is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably.

E. OPTION ACCOUNTING PRINCIPLES:

        A Fund may purchase or write put and call options on stocks and stock indices as a hedge against changes in market conditions that may result in changes in the value of the Fund's portfolio securities. When a Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. An option listed on a traded exchange is valued at its last sale price. If there has been no sale on such

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) day, then the option will be valued at the closing bid price on such day. If a written option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased is decreased by the premium originally received.

        The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option, which the Fund has purchased, expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

F. SHORT SALES:

        Each Fund, except the MidCap Fund and Small Cap Fund, may engage in short sale transactions, which obligate the Funds to replace securities borrowed by purchasing the securities at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis. Proceeds from the Funds' short sales are posted as collateral with securities lenders. This collateral earns interest and the interest is used to pay each lender a fee for borrowed securities, to compensate the broker for its services, and to provide a rebate to the borrower (the Fund) for posting the collateral. The net proceeds from these transactions are shown as interest income on the Statement of Operations. As of December 31, 2000, there were no outstanding short sale transactions.

G. DOLLAR ROLL TRANSACTIONS:

        The Balanced Fund and the Strategic Income Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold and matured, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The Fund is paid a fee for entering into a dollar roll transaction that is accrued as income over the life of the dollar roll contract. During the period of sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Management anticipates that the proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction will generate income for the Fund exceeding the interest that would have been earned on the securities sold thereby increasing or changing the Funds

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) yield. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities, which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

        For the year ended December 31, 2000, the Balanced Fund earned fee income of $15,086 on dollar roll transactions and there were $6,420,649 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

H. FEDERAL INCOME TAXES:

        Each Fund is a separate entity for federal income tax purposes. Each Fund intends to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of each Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal income or excise taxes on income and capital gains.

        As of December 31, 2000, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND NAME                                 EXPIRING 2007  EXPIRING 2008
----------------------------------------  -------------  -------------
Tax Managed Growth Fund                       --          $ 2,126,868
Global Technology Fund                        --           19,031,079
Emerging Markets Fund                         --              167,839
Strategic Income Fund                        $85,407           53,023

I. DISTRIBUTIONS:

        The Strategic Income Fund declares and distributes income dividends to shareholders monthly. The Balanced Fund declares and distributes income dividends to shareholders quarterly. All of the other Funds declare and distribute income dividends to shareholders annually. Capital gain distributions (if any) are declared and distributed to shareholders annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America, and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or in excess of net realized gain on investments. These differences are primarily due to differing treatments for losses as a result of wash sales, foreign currency transactions and/or investments in passive foreign investment companies.

J. SECURITIES LENDING:

        Effective October 31, 1999, the MidCap Fund and the Small Cap Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds receive cash collateral equal to at least 102% of the current market value of the loaned securities. The Funds invest the cash collateral in repurchase agreements through State Street Bank & Trust Company pursuant to guidelines approved by the Fund's Board of Directors. Income

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) earned on the collateral is paid to Morgan monthly. The Funds receive a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions. For the year ended December 31, 2000, net securities lending income was $1,824,995 and $675,000 for the MidCap Fund and the Small Cap Fund, respectively.

        At December 31, 2000, securities with a market value of $74,465,091 and $12,957,355 were on loan to brokers for the MidCap Fund and the Small Cap Fund, respectively. The loans were collateralized by cash of $75,954,371 and $13,216,498 for the MidCap Fund and the Small Cap Fund, respectively. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the event of foreclosure on collateral.

        For the month of January 2000, the Europe Fund had a Securities Lending Agreement with State Street Global Advisors ("SSgA"). Effective February 1, 2000, the Europe Fund terminated its lending agreement with SSgA. For the year ended December 31, 2000, no securities lending income was earned for the Europe Fund.

K. REDEMPTION FEES:

        The Tax Managed Growth Fund charges a 1.00% redemption fee to shareholders of both the I Class and the N Class who redeem shares held for less than twelve consecutive months. The redemption fee for the Tax Managed Growth Fund will remain in effect indefinitely. For the year ended December 31, 2000, the redemption fee for the Fund amounted to $47,895, which is included in the Statement of Changes in Net Assets.

        For the period of May 1, 1999 through October 31, 1999, the Europe Fund charged a 1.00% redemption fee to shareholders who redeemed shares held for less than twelve consecutive months. For the period from May 1, 1999 to October 31, 1999, the redemption fees for the Fund amounted to $540,588, which is included in the Statement of Changes in Net Assets.

L. DELAYED DELIVERY TRANSACTIONS:

        Each Fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable Fund's schedule of investments. Each Fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterpart does not perform under the contract.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Dresdner RCM Global Investors LLC ("Dresdner RCM") serves as the Funds' investment manager, subject to the authority of the Boards of Directors. The Funds pay the investment management fees to Dresdner RCM monthly. The fees are based on each Fund's average daily net assets as listed in the following table.

        Dresdner RCM has voluntarily agreed, until at least December 31, 2000, to pay each Fund (except the MidCap Fund, Small Cap Fund and Europe Fund) the amount, if any, by which ordinary operating expenses of the Fund for each

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) quarter (except interest, taxes, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets. In subsequent years, each Fund will reimburse Dresdner RCM for any such payments during a five-year period to the extent that operating expenses are otherwise below the expense cap.

        The MidCap Fund and Small Cap Fund are each responsible for the payment of certain of their operating expenses, including brokerage and commission expenses; taxes levied on the Funds; interest charges on borrowings (if any); charges and expenses of the custodian; and payment of investment management fees due to Dresdner RCM. Dresdner RCM is responsible for all other expenses incurred by the MidCap Fund and the Small Cap Fund. Effective December 31, 2000, Dresdner RCM has voluntarily agreed, until at least June 30, 2003, to waive a portion of its fee and to pay the MidCap Fund and Small Cap Fund, on a quarterly basis, the amount, if any, by which the ordinary operating expenses of the MidCap Fund and Small Cap Fund (except taxes, interest, and extraordinary expenses) exceed its annualized total expense ratio noted in the following table as a percentage of its average daily net assets. In subsequent years, the MidCap and Small Cap Funds will reimburse Dresdner RCM, for such payments for a period of up to five years after they are made, to the extent that the Fund's ordinary operating expenses are less than the expense limit. As part of the reorganization, the MidCap, Small Cap and International Funds entered into new investment management agreements with Dresdner RCM. Each new management agreement provides that the MidCap, Small Cap and International Funds pay all their own expenses, including all of their ordinary operating expenses.

        Dresdner RCM has voluntarily agreed, until at least December 31, 2002, to waive a portion of its fee and to pay the Europe Fund on a quarterly basis the amount, if any, by which the ordinary operating expenses of the Fund (except taxes, interest, and extraordinary expenses) exceed an annual expense ratio of 1.60% (Class N) and 1.35% (Class I). In subsequent years, the Europe Fund will reimburse Dresdner RCM, for such payments during a five-year period, to the extent that the operating expenses are otherwise below the expense cap.

        For the year ended December 31, 2000, Dresdner RCM reimbursed the Funds for operating expenses that exceeded their stated expense limits.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

            MANAGEMENT FEES, EXPENSE CAPS AND EXPENSE REIMBURSEMENTS
                      FISCAL YEAR ENDED DECEMBER 31, 2000

                               ANNUAL MANAGEMENT FEE PERCENTAGES             EXPENSES
                           -----------------------------------------  -----------------------
                                     FIRST $500  NEXT $500  ABOVE $1  EXPENSE
FUND NAME                  FLAT RAT   MILLION     MILLION   BILLION    CAPS    REIMBURSEMENTS
-------------------------  --------  ----------  ---------  --------  -------  --------------
Large Cap Growth Fund--I    --           0.70%      0.65%     0.60%    0.75%*     $132,994
Large Cap Growth Fund--N    --           0.70%      0.65%     0.60%    1.00%*       63,240
Tax Managed Growth
  Fund--I                   --           0.75%      0.70%     0.65%    1.25%        73,513
Tax Managed Growth
  Fund--N                   --           0.75%      0.70%     0.65%    1.50%        55,381
MidCap Fund--I             0.75%        --         --         --       0.77%       --
MidCap Fund--N             0.75%        --         --         --       1.02%       --
Small Cap Fund--I          1.00%        --         --         --       1.02%       --
Small Cap Fund--N          1.00%        --         --         --       1.27%       --
Biotechnology Fund--N       --           1.00%      0.95%     0.90%    1.50%       --
Balanced Fund--I            --           0.65%      0.60%     0.55%    0.90%       205,243
Global Equity Fund--I      0.75%        --         --         --       1.25%       155,245
Global Equity Fund--N      0.75%        --         --         --       1.50%       --
Global Small Cap Fund--I    --           1.00%      0.95%     0.90%    1.50%        58,296
Global Small Cap Fund--N    --           1.00%      0.95%     0.90%    1.75%        68,717
Global Technology Fund--I  1.00%        --         --         --       1.50%       --
Global Technology Fund--N  1.00%        --         --         --       1.75%       --
Global Health Care
  Fund--N                   --           1.00%      0.95%     0.90%    1.50%       135,413
International Equity
  Fund--I                  0.75%        --         --         --       1.00%       --
International Equity
  Fund--N                  0.75%        --         --         --       1.25%        50,668
Emerging Markets Fund--I   1.00%        --         --         --       1.50%       222,447
Emerging Markets Fund--N   1.00%        --         --         --       1.75%        80,289
Europe Fund--I             1.00% **     --         --         --       1.35%        42,165
Europe Fund--N             1.00% **     --         --         --       1.60%       361,631
Strategic Income Fund--I   0.75%        --         --         --       1.25%       148,816
Strategic Income Fund--N   0.75%        --         --         --       1.50%       --

  * Prior to October 1, 2000, the expense cap for the Large Cap Growth Fund Class I and Class N were 0.95% and 1.20%, respectively.
 ** The Europe Fund pays management fees at 1.00% annually for assets under $100 million and 0.80% for assets above $100 million.

        For the year ended December 31, 2000, the Biotechnology Fund, Class N, the Global Technology Fund, Class I and Class N, and the International Equity Fund, Class I reimbursed Dresdner RCM $34,764, $305,346, $17,406 and $99,451, respectively, under the above Reimbursement Agreement.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        The following is a list of the Funds' remaining contingent liability and respective dates of expiration:

                           REMAINING
                           CONTINGENT  EXPIRES   EXPIRES  EXPIRES   EXPIRES   EXPIRES
FUND NAME                  LIABILITY     2001     2002      2003      2004      2005
-------------------------  ----------  --------  -------  --------  --------  --------
Large Cap Growth Fund--I    $516,244   $  --     $77,699  $122,447  $183,104  $132,994
Large Cap Growth Fund--N      98,603      --       --        --       35,363    63,240
Tax Managed Growth
  Fund--I                    226,199      --       --        --      152,686    73,513
Tax Managed Growth
  Fund--N                    112,078      --       --        --       56,697    55,381
Biotechnology Fund--N        245,648      --       --        --      109,312   136,336
Balanced Fund--I             222,331      --       --        --       17,088   205,243
Global Equity Fund--I        305,493      --       --        --      150,248   155,245
Global Small Cap Fund--I     408,805      --     57,768    110,415   182,326    58,296
Global Small Cap Fund--N     101,132      --       --        --       32,415    68,717
Global Health Care
  Fund--N                    494,188      --     65,966    109,088   183,721   135,413
International Equity
  Fund--I                    222,062      6,291  52,016     70,445    93,310     --
International Equity
  Fund--N                     89,715      --       --        --       39,047    50,668
Emerging Markets Fund--I     683,277      --       --      193,127   267,703   222,447
Emerging Markets Fund--N     120,891      --       --        --       40,602    80,289
Europe Fund--I                42,165      --       --        --        --       42,165
Europe Fund--N               560,727      --       --        --      199,096   361,631
Strategic Income Fund--I     268,482      --       --        --      119,666   148,816

        The Global Technology Fund, Class I and Class N have no remaining contingent liability.

        Dresdner RCM serves as the Transfer Agent for the Global Equity and Strategic Income Funds. For the year ended December 31, 2000 no fees were charged to the Funds. These Funds are currently not offered to the public.

        On December 31, 2000, the Dresdner RCM Profit Sharing Plan, participation in which is limited to employees of Dresdner RCM, owned 2,132,319 shares, 298,427 shares, 314,444 shares and 383,838 shares of the total 267,197,428, 27,487,175, 14,827,122 and 16,644,910 outstanding shares of the
MidCap Fund, Small Cap Fund, Global Technology Fund and the International Equity Fund, respectively.

        As of December 31, 2000, clients of Dresdner Bank AG/Investment Management/Institutional Asset Management Division owned the following shares of the Funds:

FUND NAME                                 SHARES OWNED  OUTSTANDING SHARES
----------------------------------------  ------------  ------------------
Tax Managed Growth Fund                     100,000          2,310,074
Global Equity Fund                          135,748            135,748
Emerging Markets Fund                       300,000            611,021
Strategic Income Fund                        89,252             89,252

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
        At December 31, 2000, the following Funds had shareholders which each held more than 5% of the Fund's Net Assets:

FUND                                      NUMBER OF SHAREHOLDERS  PERCENTAGE OF AGGREGATE OWNERSHIP
----------------------------------------  ----------------------  ---------------------------------
Large Cap Growth Fund                                7                          71.80%
Tax Managed Growth Fund                              3                          78.78%
MidCap Fund                                          6                          58.60%
Small Cap Fund                                       5                          39.06%
Biotechnology Fund                                   3                          70.32%
Balanced Fund                                        2                          92.83%
Global Equity Fund                                   1                         100.00%
Global Small Cap Fund                                5                          74.98%
Global Technology Fund                               4                          54.29%
Global Health Care Fund                              4                          76.94%
International Equity Fund                            4                          29.52%
Emerging Markets Fund                                4                          82.73%
Europe Fund                                          4                          45.54%
Strategic Income Fund                                1                         100.00%

3. DISTRIBUTOR

        Funds Distributor, Inc. (the "Distributor") acts as distributor of shares of the Funds.

        For the period January 1, 2000 through December 30, 2000, the Global Company and the Capital Company adopted a distribution and service plan (the "Global Plan" and the "Capital Plan") and the Investment Company adopted a distribution plan (the "Investment Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Global Plan and the Capital Plan, for the Global Company and the Capital Company, each Fund pays the Distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. Class I shares of the Global Company and Capital Company are not subject to 12b-1 fees. Under the Investment Plan, the Fund pays the Distributor on a monthly basis for all costs incurred by it in distributing Class N shares at an annual rate not to exceed 0.25% of the Fund's Class N shares' average daily net assets.

        Effective December 29, 2000, the Company pays the distributor an annual fee of up to 0.25% of the average daily net assets of its Class N shares, as reimbursement for certain expenses incurred by the Distributor in providing distribution and shareholder support services to such shares. Class I shares of the Company are not subject to 12b-1 fees.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

4. CAPITAL SHARES

        At December 31, 2000, the Global Company (all Funds except the Europe
Fund) has 3,250,000,000 authorized shares of common stock at $0.0001 par value. The Investment Company (the Europe Fund) has 1,000,000,000 authorized shares of common stock at $0.001 par value, designated as follows:

FUND NAME                                   CLASS I        CLASS N
----------------------------------------  ------------  --------------
GLOBAL COMPANY
Large Cap Growth Fund                       25,000,000      25,000,000
Tax Managed Growth Fund                     25,000,000      25,000,000
MidCap Fund                                400,000,000     200,000,000
Small Cap Fund                             100,000,000      50,000,000
Biotechnology Fund                             --           50,000,000
Balanced Fund                               25,000,000        --
Global Equity Fund                          25,000,000      25,000,000
Global Small Cap Fund                       25,000,000      25,000,000
Global Technology Fund                      25,000,000      25,000,000
Global Health Care Fund                        --           50,000,000
International Equity Fund                   50,000,000      50,000,000
Emerging Markets Fund                       25,000,000      25,000,000
Europe Fund                                100,000,000     100,000,000
Strategic Income Fund                       25,000,000      25,000,000
Unclassified*                                            1,725,000,000
INVESTMENT COMPANY
Europe Fund                                100,000,000     100,000,000
Unclassified*                                              800,000,000

  *  Shares designated as unclassified are available to any Fund.

5. DEFERRED ORGANIZATION COSTS

        Costs incurred by the Funds in connection with their organization are being amortized on a straight-line basis over a five-year period beginning at the commencement of each Fund's operations. At December 31, 2000, the unamortized balance of such expenses amounted to $8,065 for the Emerging Markets Fund. Organization costs on all other Funds were fully amortized at December 31, 2000.

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

6. WRITTEN OPTIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

        Transactions in written put and call options for the year ended December 31, 2000 for the Global Technology Fund were as follows:

                                           AMOUNT OF    NUMBER OF
                                            PREMIUMS    CONTRACTS
                                          ------------  ---------
GLOBAL TECHNOLOGY FUND:
Options outstanding at December 31, 1999  $    --          --
Options sold                                26,049,881   117,354
Options cancelled in closing purchase
  transactions                             (20,678,959)  (39,630)
Options expired prior to exercise           (2,705,739)  (68,700)
Options exercised                           (2,021,133)   (6,079)
                                          ------------   -------
Options outstanding at December 31, 2000
  (value $(36,981))                       $    644,050     2,945
                                          ============   =======

        Forward foreign currency contracts outstanding at December 31, 2000 are as follows:

                                                  IN
                                   CONTRACTS   EXCHANGE  SETTLEMENT            NET UNREALIZED
FUND                       SALES   TO DELIVER    FOR        DATE      VALUE     DEPRECIATION
-------------------------  ------  ----------  --------  ----------  --------  --------------
Strategic Income Fund      EU$       135,000   $117,713   03/28/01   $127,241      $9,528
                                               ========              ========      ======

7. DIRECTORS' FEES

        Each Director who is not an interested person (as defined in the 1940
Act) of the Global Company receives from the Global Company an annual retainer of $1,000 (the retainer is evenly prorated among each series of the Global Company), plus $500 per series for each Board meeting attended, and $250 per series for each committee meeting attended.

        Each Director who is not an interested person (as defined in the 1940
Act) of the Capital Company receives from the Capital Company an annual retainer of $9,000, plus $1,500 per series for each Board meeting attended, and $500 per series for each committee meeting attended.

        Each Director who is not an interested person (as defined in the 1940
Act) of the Investment Company receives from the Investment Company an annual retainer of $9,000, plus $1,500 per series for each Board meeting attended. The Europe Fund also pays each member of the strategic planning and communications subcommittee $1,500 for each meeting attended.

        Each Director of the Global Company who is not an interested person of the Global Company may elect to defer receipt of all or a portion of his or her fees for service as a director in accordance with the terms of a Deferred Compensation Plan for Non-Interested Directors ("Directors' Plan"). Under the Directors' Plan, an eligible Director may elect to have his/her deferred fees deemed invested either in 90-day U.S. Treasury bills, or shares of the common stock of

 Dresdner RCM Global Funds
 Notes to Financial Statements
 December 31, 2000

7. DIRECTORS' FEES (CONTINUED)
the Global Company, or a combination of these options. The amount of deferred fees payable to such Director under the Directors' Plan will be determined by reference to the return on such deemed investments. Generally, the deferred fees (reflecting any earnings, gains or losses thereon) become payable upon the Director's retirement or disability.

8. LINE OF CREDIT

        The Europe Fund has an uncommitted Line of Credit arrangement ("LOC") with State Street Bank and Trust Company, primarily to temporarily finance the repurchase of capital shares. The Fund's borrowings cannot exceed 33 1/3% of the Fund's net assets and cannot exceed the $7 million limit on the LOC. Interest is charged to the Fund based on its borrowings at the prevailing market rates as defined in the LOC. The average daily loan balance was $259,913 at a weighted average interest rate of 7.15%. The maximum loan outstanding during the year ended December 31, 2000 was $4,116,376. Interest expense of $19,327 was recorded during the year and is included in the Statement of Operations. At December 31, 2000, there were no such borrowings outstanding.

9. IN-KIND TRANSACTIONS

        During the year ended December 31, 2000, the Midcap Fund and Small Cap Fund incurred realized gains (losses) of $6,827,477 and $(18,806,124), respectively, on securities associated with an in-kind redemption on December 14, 2000.

10. SUBSEQUENT EVENT

        On January 29, 2001, Dresdner RCM Europe Fund received proxies representing a majority of the Fund's outstanding shares authorizing votes in favor of its reorganization from a series of Dresdner RCM Investment Funds Inc. to a newly created series of Dresdner RCM Global Funds, Inc. in a tax free exchange for shares of the relevant series of the Global Company.

 Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE DRESDNER RCM GLOBAL FUNDS, INC., AND THE DRESDNER RCM INVESTMENT FUNDS INC.:

        In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dresdner RCM Global Funds, Inc. (consisting of the Dresdner RCM Large Cap Growth Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Balanced Fund, Dresdner RCM Global Equity Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Health Care Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM Emerging Markets Fund and the Dresdner RCM Strategic Income Fund), and the Dresdner RCM Investment Funds Inc. (consisting of the Dresdner RCM Europe Fund), hereafter referred to as the "Funds" at December 31, 2000, and the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

TAX INFORMATION (UNAUDITED)

        On December 18, 2000, distributions were paid from investment operations for the Funds. The dividends were recorded on December 14, 2000 to shareholders of record on December 13, 2000.

                                       ORDINARY     LONG-TERM       TOTAL
FUND NAME                               INCOME     CAPITAL GAIN  DISTRIBUTION
-----------------------------------  ------------  ------------  ------------
Large Cap Growth Fund--Class I
  Per Share                          $    0.05854  $   0.54736   $    0.60590
  Amount                             $    131,361  $ 1,228,248   $  1,359,609
Large Cap Growth Fund--Class N
  Per Share                          $    0.05854  $   0.54736   $    0.60590
  Amount                             $     75,773  $   708,491   $    784,264
Tax Managed Growth Fund--Class I
  Per Share                                    --           --             --
  Amount                                       --           --             --
Tax Managed Growth Fund--Class N
  Per Share                                    --           --             --
  Amount                                       --           --             --
MidCap Fund--Class I
  Per Share                          $    3.59261  $   1.25285   $    4.84546
  Amount                             $438,433,854  $152,894,710  $591,328,564
Small Cap Fund--Class I
  Per Share                          $    1.92947           --   $    1.92947
  Amount                             $ 56,834,947           --   $ 56,834,947
Biotechnology Fund--Class N
  Per Share                          $    0.04174           --   $    0.04174
  Amount                             $  1,032,108           --   $  1,032,108
Balanced Fund--Class I
  Per Share                          $    0.10645  $   0.00390   $    0.11035
  Amount                             $    419,501  $    15,374   $    434,875
Global Equity Fund--Class I
  Per Share                          $    2.73756  $   1.29789   $    4.03545
  Amount                             $    273,756  $   129,789   $    403,545
Global Small Cap Fund--Class I
  Per Share                          $    0.58830  $   0.91350   $    1.50180
  Amount                             $    654,278  $ 1,015,950   $  1,670,228
Global Small Cap Fund--Class N
  Per Share                          $    0.58830  $   0.91350   $    1.50180
  Amount                             $    477,361  $   741,236   $  1,218,597
Global Technology Fund--Class I
  Per Share                          $    0.41528  $   0.01765   $    0.43293
  Amount                             $  2,688,403  $   114,241   $  2,802,644
Global Technology Fund--Class N
  Per Share                          $    0.41528  $   0.01765   $    0.43293
  Amount                             $  3,134,045  $   133,178   $  3,267,223
Global Health Care Fund--Class N
  Per Share                          $    0.10067           --   $    0.10067
  Amount                             $    980,694           --   $    980,694
International Equity Fund--Class I
  Per Share                          $    0.92681  $   1.56766   $    2.49447
  Amount                             $ 12,756,024  $21,576,265   $ 34,332,289

                                       ORDINARY     LONG-TERM       TOTAL
FUND NAME                               INCOME     CAPITAL GAIN  DISTRIBUTION
-----------------------------------  ------------  ------------  ------------
International Equity Fund--Class N
  Per Share                          $    0.88363  $   1.56766   $    2.45129
  Amount                             $    243,281  $   431,610   $    674,891
Emerging Markets Fund--Class I
  Per Share                          $    0.55481           --   $    0.55481
  Amount                             $    235,791           --   $    235,791
Emerging Markets Fund--Class N
  Per Share                          $    0.55481           --   $    0.55481
  Amount                             $     94,477           --   $     94,477
Europe Fund--Class I
  Per Share                          $    1.09751  $   1.24566   $    2.34317
  Amount                             $    190,216  $   215,893   $    406,109
Europe Fund--Class N
  Per Share                          $    1.09751  $   1.24566   $    2.34317
  Amount                             $  5,071,044  $ 5,755,574   $ 10,826,618
Strategic Income Fund--Class I
  Per Share                          $    0.51383           --   $    0.51383
  Amount                             $     45,860           --   $     45,860

        During the taxable year ended December 31, 2000, the following Funds paid foreign taxes and recognized foreign source income as detailed in the following table:

                                          FOREIGN
FUND NAME                                  TAXES    FOREIGN SOURCE INCOME
----------------------------------------  --------  ---------------------
Global Small Cap Fund                     $ 18,624       $  969,512
International Equity Fund                 $337,891       $3,271,463
Emerging Markets Fund                     $  6,229       $   87,051
Europe Fund                               $ 67,489       $  283,332

MEETING OF SHAREHOLDERS (UNAUDITED)

        The following matters were submitted to a vote of stockholders at the Dresdner RCM Global Funds, Inc. (the "Company") Annual Meeting held on December 18, 2000:

1. TO ELECT NINE MEMBERS OF THE COMPANY'S BOARD OF DIRECTORS.

NOMINEES                                      FOR      WITHHELD
----------------------------------------  -----------  --------
Robert J. Birnbaum                         31,165,954   250,154
DeWitt F. Bowman                           31,152,951   263,157
Theodore J. Coburn                         31,191,175   224,933
Pamela A. Farr                             31,188,206   227,902
Alfred W. Fiore                            31,182,709   233,399
George B. James                            31,188,229   227,879
John A. Kriewall                           31,191,557   224,551
George G.C. Parker                         31,197,073   219,035
Kenneth E. Scott                           31,165,880   250,228

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

        At the meeting, 31,065,170 votes were cast in favor of the proposal and 120,146 votes were cast against. In addition, there were 230,794 abstentions with respect to the proposal.

        The following matters were submitted to a vote of stockholders at the Dresdner RCM Capital Funds, Inc. Special Meeting held on December 18, 2000:

1. FOR THE STOCKHOLDERS OF THE VARIOUS PORTFOLIOS OF THE CAPITAL COMPANY -- DRESDNER RCM INTERNATIONAL GROWTH EQUITY FUND, DRESDNER RCM MIDCAP FUND AND DRESDNER RCM SMALL CAP FUND TO CONSIDER AND VOTE ON A PROPOSED REORGANIZATION INTO SUBSTANTIALLY SIMILAR NEWLY CREATED PORTFOLIOS OF DRESDNER RCM GLOBAL FUNDS, INC. AND THE SUBSEQUENT DISSOLUTION OF THE CAPITAL COMPANY.

                                        FOR       AGAINST   ABSTAIN
                                     ----------  ---------  -------
MidCap Fund                          71,654,772    187,711       0
Small Cap Fund                       22,433,195     94,167       0
International Growth Equity Fund     11,630,650  1,214,392  21,303

INVESTMENT MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

TRANSFER AND REDEMPTION AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR

Funds Distributor, Inc.
60 State Street, Suite 1300
Boston, Massachusetts 02109

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(Dresdner RCM Emerging Markets Fund Only)
Brown Brothers Harriman & Company
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071

(Dresdner RCM Europe Fund Only)
Shaw Pittman
2300 N Street, N.W.
Washington, DC 20037

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

Shareholders may obtain portfolio holdings by calling 1-800-726-7240. Additional information is available on our website at www.DRCMFunds.com.

            This report is not authorized for distribution to prospective investors unless preceded or accompanied by a Dresdner RCM Global Funds prospectus, which contains complete information about the Funds, including expenses. Investors should read the prospectus carefully before they invest or send money, as it explains certain risks associated with investing in these Funds, including investments in international and emerging markets. These risks include social, economic and political instability, market illiquidity, and currency volatility. There are also special risks associated with investing in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies. There are additional risks associated with investing in Funds that lack industry diversification. Portfolio holdings are subject to change and should not be considered as a recommendation to purchase.

            Grassroots-SM- Research is a division of Dresdner RCM Global Investors LLC ("Dresdner RCM"). The information and opinions expressed represent the judgement of Dresdner RCM. Dresdner RCM and its affiliates, officers, employees or clients may effect or have effected transactions for their own account(s) in the securities mentioned here or in any related investments. Accordingly, information may be available to Dresdner RCM that is not reflected at this time. The information and opinions have been compiled or arrived at from sources believed to be reliable and in good faith, but no representation or warranty, express or implied, is made as to their accuracy, completeness or correctness. Dresdner RCM accepts no liability whatsoever for any direct or consequential loss or damage arising from your use of this information. Research data used by Grassroots-SM- to generate Grassroots-SM- Research recommendations, is received from reporters who work as independent contractors for broker-dealers who supply research to Dresdner RCM in connection with broker services.

     DISTRIBUTOR: DRESDNER RCM DISTRIBUTORS, A DIVISION OF FUNDS
     DISTRIBUTOR INC.